SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                        AXP California Tax-Exempt Trust
                           AXP Discovery Series, Inc.
                            AXP Equity Series, Inc.
                         AXP Fixed Income Series, Inc.
                            AXP Global Series, Inc.
                       AXP Government Income Series, Inc.
                            AXP Growth Series, Inc.
                       AXP High Yield Income Series, Inc.
                     AXP High Yield Tax-Exempt Series, Inc.
                         AXP International Series, Inc.
                          AXP Investment Series, Inc.
                            AXP Managed Series, Inc.
                       AXP Market Advantage Series, Inc.
                         AXP Money Market Series, Inc.
                    AXP Partners International Series, Inc.
                           AXP Partners Series, Inc.
                            AXP Sector Series, Inc.
                           AXP Selected Series, Inc.
                      AXP Special Tax-Exempt Series Trust
                           AXP Strategy Series, Inc.
                          AXP Tax-Exempt Series, Inc.
                        AXP Tax-Free Money Series, Inc.
                  AXP Variable Portfolio - Income Series, Inc.
                AXP Variable Portfolio - Investment Series, Inc.
                 AXP Variable Portfolio - Managed Series, Inc.
               AXP Variable Portfolio - Money Market Series, Inc.
                 AXP Variable Portfolio - Partners Series, Inc.
                  AXP Variable Portfolio - Select Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                                RiverSource Funds
                   (formerly known as American Express Funds)

                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                    NOTICE OF REGULAR MEETING OF SHAREHOLDERS
                            To be held Feb. 15, 2006

Retail Funds:

AXP California Tax-Exempt Trust
  - RiverSource California Tax-Exempt Fund

AXP Discovery Series, Inc.
  - RiverSource Core Bond Fund
  - RiverSource Income Opportunities Fund
  - RiverSource Inflation Protected  Securities Fund
  - RiverSource Limited Duration Bond Fund

AXP Equity Series, Inc.
  - RiverSource Mid Cap Growth Fund

AXP Fixed Income Series, Inc.
  - RiverSource Diversified Bond Fund

AXP Global Series, Inc.
  - RiverSource Emerging Markets Fund
  - RiverSource Global Bond Fund
  - RiverSource Global Equity Fund
  - RiverSource Global Technology Fund

AXP Government Income Series, Inc.
  - RiverSource Short Duration U.S.  Government Fund
  - RiverSource U.S. Government  Mortgage Fund

AXP Growth Series, Inc.
  - RiverSource Disciplined Equity Fund
  - RiverSource Growth Fund
  - RiverSource Large Cap Equity Fund
  - RiverSource Large Cap Value Fund

AXP High Yield Income Series, Inc.
  - RiverSource High Yield Bond Fund

AXP High Yield Tax-Exempt Series, Inc.
  - RiverSource Tax-Exempt High Income Fund

Retail Funds: (continued)

AXP International Series, Inc.
  - RiverSource European Equity Fund
  - RiverSource International Opportunity Fund

AXP Investment Series, Inc.
  - RiverSource Balanced Fund
  - RiverSource Diversified Equity  Income Fund
  - RiverSource Mid Cap Value Fund

AXP Managed Series, Inc.
  - RiverSource Strategic Allocation Fund

AXP Market Advantage Series, Inc.
  - RiverSource Portfolio Builder  Aggressive Fund
  - RiverSource Portfolio Builder  Conservative Fund
  - RiverSource Portfolio Builder Moderate Fund
  - RiverSource Portfolio Builder Moderate Aggressive Fund
  - RiverSource Portfolio Builder Moderate Conservative Fund
  - RiverSource Portfolio Builder Total Equity Fund
  - RiverSource S&P 500 Index Fund
  - RiverSource Small Company Index Fund

AXP Money Market Series, Inc.
  - RiverSource Cash Management Fund

AXP Partners International Series, Inc.


  - RiverSource International Aggressive
    Growth Fund

  - RiverSource International Equity Fund
  - RiverSource International Select Value Fund
  - RiverSource International Small Cap Fund

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1  RIVERSOURCE FUNDS -- PROXY STATEMENT

AXP Partners Series, Inc.
  - RiverSource Aggressive Growth Fund
  - RiverSource Fundamental Growth Fund
  - RiverSource Fundamental Value Fund
  - RiverSource Select Value Fund
  - RiverSource Small Cap Equity Fund
  - RiverSource Small Cap Value Fund
  - RiverSource Value Fund

AXP Sector Series, Inc.
  - RiverSource Dividend Opportunity Fund
  - RiverSource Real Estate Fund

AXP Selected Series, Inc.
  - RiverSource Precious Metals Fund

AXP Special Tax-Exempt Series Trust
  - RiverSource Massachusetts Tax-Exempt Fund
  - RiverSource Michigan Tax-Exempt Fund
  - RiverSource Minnesota Tax-Exempt Fund
  - RiverSource New York Tax-Exempt Fund
  - RiverSource Ohio Tax-Exempt Fund

AXP Strategy Series, Inc.
  - RiverSource Equity Value Fund

  - RiverSource Small Cap Advantage Fund

  - RiverSource Small Cap Growth Fund

AXP Tax-Exempt Series, Inc.
  - RiverSource Intermediate Tax-Exempt Fund
  - RiverSource Tax-Exempt Bond Fund

AXP Tax-Free Money Series, Inc.
  - RiverSource Tax-Exempt Money Market Fund

 Variable Portfolio Funds:

AXP Variable Portfolio Income Series, Inc.
  - RiverSource Variable Portfolio Core Bond Fund
  - RiverSource Variable Portfolio Diversified Bond Fund
  - RiverSource Variable Portfolio Global Bond Fund
  - RiverSource Variable Portfolio Global Inflation Protected Securities Fund
  - RiverSource Variable Portfolio High Yield Bond Fund
  - RiverSource Variable Portfolio Income Opportunities Fund

Variable Portfolio Funds: (continued)

AXP Variable Portfolio Income  Series, Inc. (cont.)
  - RiverSource Variable Portfolio Short Duration U.S. Government Fund

AXP Variable Portfolio Investment  Series, Inc.
  - RiverSource Variable Portfolio Emerging Markets Fund
  - RiverSource Variable Portfolio Growth Fund
  - RiverSource Variable Portfolio International Opportunity Fund
  - RiverSource Variable Portfolio Large Cap Equity Fund
  - RiverSource Variable Portfolio Large Cap Value Fund
  - RiverSource Variable Portfolio Mid Cap Growth Fund
  - RiverSource Variable Portfolio Mid Cap Value Fund
  - RiverSource Variable Portfolio S&P 500 Index Fund
  - RiverSource Variable Portfolio Small Cap Advantage Fund

AXP Variable Portfolio Managed  Series, Inc.
  - RiverSource Variable Portfolio Balanced Fund
  - RiverSource Variable Portfolio Diversified Equity Income Fund

AXP Variable Portfolio Money Market Series, Inc.
  - RiverSource Variable Portfolio Cash Management Fund

AXP Variable Portfolio Partners Series, Inc.
  - RiverSource Variable Portfolio Select Value Fund
  - RiverSource Variable Portfolio Small Cap Value Fund

AXP Variable Portfolio Select Series, Inc.
  - RiverSource Variable Portfolio Core Equity Fund

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2  RIVERSOURCE FUNDS -- PROXY STATEMENT

At the end of this proxy statement is a table that shows former AXP fund names and the corresponding new RiverSource fund names.

Your fund will hold a shareholders' meeting at 10:00 a.m. on Feb. 15, 2006, at the IDS Center, 80 South Eighth St., Minneapolis, MN in the Galaxy Room on the 50th floor. This will be a joint meeting of the funds listed above. If you plan to attend the meeting in person and need special arrangements, please contact Leslie L. Ogg. The purpose of the meeting is to consider the issues described in the following pages. You are entitled to vote at the meeting if you were a shareholder on Dec. 16, 2005. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on the enclosed proxy card. You must vote for each fund you own. The Board of Directors/Trustees recommends that you vote FOR each proposal.


By Order of the Board of Directors/Trustees

Leslie L. Ogg, Secretary

Dec. 16, 2005

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3  RIVERSOURCE FUNDS-- PROXY STATEMENT

PROXY STATEMENT

This is a combined proxy statement for the funds listed on the previous pages. There are five sections to this proxy statement:

Section                                                                    Page


A -- Overview                                                                5

B -- Fund Proposals                                                          7

C -- Proxy Voting and Shareholder Meeting Information                       56

D -- Fund Information                                                       59

E -- Board Member Information                                              136


Under each Proposal the terms "fund" or "funds" are used, as context requires, to refer to the funds subject to the Proposal.


Please be sure to read the proxy statement before you vote. Enclosed is a proxy voting card covering all of the proposals described in this proxy statement. It is important that you vote for each fund. If you have questions, please call your advisor or (877) 256-6085. This proxy statement was first mailed to shareholders the week of Dec. 16, 2005.


                            PLEASE VOTE IMMEDIATELY.
            Your vote is important no matter how many shares you own.

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4  RIVERSOURCE FUNDS -- PROXY STATEMENT

SECTION A - OVERVIEW


The Boards of Directors/Trustees (the "Board") of the RiverSource Funds are asking you to vote on the following proposals. The proposals are described in detail in Section B.


PROPOSAL                                    FUNDS AFFECTED

------------------------------------------- ---------------------------------
1.  Elect Board members                     All Funds
------------------------------------------- ---------------------------------
2.  Amend the Articles of Incorporation to  All Funds except California
    permit the Board to establish the       Tax-Exempt, Massachusetts
    minimum account value and to change     Tax-Exempt, Michigan
    the name of  the corporation            Tax-Exempt, Minnesota
                                            Tax-Exempt, New York
                                            Tax-Exempt and Ohio Tax-Exempt
------------------------------------------- ---------------------------------
 3. Approve an Investment Management        All Funds
    Services Agreement with RiverSource
    Investments, LLC ("RiverSource
    Investments")
------------------------------------------- ---------------------------------

4.  Approve a Subadvisory Agreement         Small Cap Advantage, VP Small
    between RiverSource Investments and     Cap Advantage
    Kenwood Capital Management LLC

------------------------------------------- ---------------------------------
5.  Approve a Subadvisory Agreement         Emerging Markets, European
    between RiverSource Investments and     Equity, Global Equity,
    Threadneedle International Limited      International Opportunity, VP
                                            Emerging Markets, VP
                                            International Opportunity
------------------------------------------- ---------------------------------

6.  Approve a Subadvisory Agreement         Fundamental Value
    between RiverSource Investments and
    Davis Selected Advisers, L.P.
------------------------------------------- ---------------------------------


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5  RIVERSOURCE FUNDS -- PROXY STATEMENT

PROPOSAL                                    FUNDS AFFECTED
------------------------------------------- -----------------------------------------

7.  Approve changes in fundamental          A.  All Funds except California
    policies                                    Tax-Exempt, European Equity, Global
                                                Bond, Global Technology, Inflation
    A. Diversification                          Protected Securities, Massachusetts
                                                Tax-Exempt, Michigan Tax-Exempt,
                                                Minnesota Tax-Exempt, New York
                                                Tax-Exempt, Ohio Tax-Exempt,
                                                Portfolio Builder Aggressive,
                                                Portfolio Builder Conservative,
                                                Portfolio Builder Moderate,
                                                Portfolio Builder Moderate
                                                Aggressive, Portfolio Builder
                                                Moderate Conservative, Portfolio
                                                Builder Total Equity, Precious
                                                Metals, Real Estate, S&P 500 Index,
                                                Small Cap Value, VP Global Bond, VP
                                                Global Inflation Protected
                                                Securities, VP S&P 500 Index, VP
                                                Small Cap Value
------------------------------------------- -----------------------------------------
    B. Ten Percent Limitation in Single     B.  Balanced, Cash Management,
       Issuer                                   Diversified Bond, Diversified
                                                Equity Income, Dividend
                                                Opportunity, Emerging Markets,
                                                Equity Value, Global Bond, Global
                                                Equity, Growth, High Yield Bond,
                                                Intermediate Tax-Exempt,
                                                International Opportunity, Mid Cap
                                                Growth, Select Value, Short
                                                Duration U.S. Gov't, Small Cap
                                                Advantage, Small Cap Growth, Small
                                                Company Index, Strategic
                                                Allocation,  Tax-Exempt Bond,
                                                Tax-Exempt High Income, Tax-Exempt
                                                Money Market, VP Balanced,  VP Cash
                                                Management, VP Diversified Bond, VP
                                                Diversified Equity Income, VP
                                                Emerging Markets, VP Global Bond,
                                                VP Growth,  VP High Yield Bond, VP
                                                International Opportunity, VP Large
                                                Cap Equity, VP Mid Cap Growth, VP
                                                Short Duration U.S. Gov't, VP Small
                                                Cap Advantage
------------------------------------------- -----------------------------------------
    C. Lending                              C.  All Funds
------------------------------------------- -----------------------------------------
    D. Borrowing                            D.  All Funds
------------------------------------------- -----------------------------------------
8.  Transact other business                 All Funds
------------------------------------------- -----------------------------------------


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6  RIVERSOURCE FUNDS -- PROXY STATEMENT

SECTION B - FUND PROPOSALS


PROPOSAL 1: ELECTION OF BOARD MEMBERS

(Applies to: All Funds)


Nominees for the Board. Nominees are listed in the following table. Each person is a nominee for each of the 90 RiverSource Funds. The following nominees were elected as members of the Board at the last regular shareholders' meeting: Mr. Arne H. Carlson, Ms. Anne P. Jones, Mr. Stephen R. Lewis, Jr., Mr. Alan K. Simpson, Ms. Alison Taunton-Rigby and Mr. William F. Truscott.
The following nominees are recommended for the position of Board member by the independent Board members: Ms. Kathleen Blatz, Ms. Patricia M. Flynn, Mr. Jeffrey Laikind, Ms. Catherine James Paglia and Ms. Vikki L. Pryor.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attend as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.


All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the fund's shares voted at the meeting.

Table B-1. Independent Nominees


Name,                                Position held with     Principal        Other               Committee memberships
address,                             fund and length of     occupation       directorships
age                                  service                during past
                                                            five years
------------------------------------ ---------------------- ---------------- ------------------- ----------------------
Kathleen Blatz                       Board member           Chief Justice,
901 S. Marquette Ave.                since January 2006     Minnesota
Minneapolis, MN 55402                                       Supreme Court,
Age 51                                                      1998-2005
------------------------------------ ---------------------- ---------------- ------------------- ----------------------


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7  RIVERSOURCE FUNDS -- PROXY STATEMENT

Independent Nominees (continued)

Name,                                Position held with     Principal        Other               Committee memberships
address,                             fund and length of     occupation       directorships
age                                  service                during past
                                                            five years
------------------------------------ ---------------------- ---------------- ------------------- ----------------------

Arne H. Carlson                      Board member           Chair, Board                         Contracts,
901 S. Marquette Ave.                since 1999             Services                             Executive,
Minneapolis, MN 55402                                       Corporation                          Investment Review,
Age 71                                                      (provides                            Board Effectiveness
                                                            administrative
                                                            services to
                                                            boards);
                                                            former
                                                            Governor of
                                                            Minnesota

------------------------------------ ---------------------- ---------------- ------------------- ----------------------
Patricia M. Flynn                    Board member           Trustee                              Investment Review,
901 S. Marquette Ave.                since 2004             Professor of                         Joint Audit
Minneapolis, MN 55402                                       Economics and
Age 54                                                      Management,
                                                            Bentley
                                                            College;
                                                            former Dean,
                                                            McCallum
                                                            Graduate
                                                            School of
                                                            Business,
                                                            Bentley
                                                            College
------------------------------------ ---------------------- ---------------- ------------------- ----------------------
Anne P. Jones                        Board member           Attorney and                         Joint Audit, Board
901 S. Marquette Ave.                since 1985             consultant                           Effectiveness,
Minneapolis, MN 55402                                                                            Executive,
Age 70                                                                                           Investment Review
------------------------------------ ---------------------- ---------------- ------------------- ----------------------
Jeffrey Laikind                      Board member           Former           American
901 S. Marquette Ave.                since 2005             Managing         Progressive
Minneapolis, MN 55402                                       Director,        Insurance
Age 70                                                      Shikiar Asset
                                                            Management
------------------------------------ ---------------------- ---------------- ------------------- ----------------------

Stephen R. Lewis, Jr.                Board member           President        Valmont             Contracts,
901 S. Marquette Ave.                since 2002             Emeritus and     Industries, Inc.    Investment Review,
Minneapolis, MN 55402                                       Professor of     (manufactures       Executive, Board
Age 65                                                      Economics,       irrigation          Effectiveness
                                                            Carleton         systems)
                                                            College
------------------------------------ ---------------------- ---------------- ------------------- ----------------------


--------------------------------------------------------------------------------
8  RIVERSOURCE FUNDS -- PROXY STATEMENT

Independent Nominees (continued)

Name,                               Position held with     Principal          Other              Committee memberships
address,                            fund and length of     occupation         directorships
age                                 service                during past five
                                                           years
----------------------------------- ---------------------- ------------------ ------------------ ----------------------
Catherine James Paglia              Board member           Director,          Strategic          Contracts,
901 S. Marquette Ave.               since 2004             Enterprise Asset   Distribution,      Investment Review
Minneapolis, MN 55402                                      Management, Inc.   Inc.
Age 53                                                     (private real      (transportation,
                                                           estate and asset   distribution and
                                                           management         logistics
                                                           company)           consultants)
----------------------------------- ---------------------- ------------------ ------------------ ----------------------

Vikki L. Pryor                                             President and
901 S. Marquette Ave.                                      Chief Executive
Minneapolis, MN 55402                                      Officer, SBLI
Age 52                                                     USA Mutual Life
                                                           Insurance
                                                           Company, Inc.
                                                           since 1999

----------------------------------- ---------------------- ------------------ ------------------ ----------------------
Alan K. Simpson                     Board member           Former                                Investment Review,
1201 Sunshine Ave.                  since 1997             three-term                            Board Effectiveness
Cody, Wyoming 82414                                        United States
Age 74                                                     Senator for
                                                           Wyoming
----------------------------------- ---------------------- ------------------ ------------------ ----------------------

Alison Taunton-Rigby                Board member           Chief Executive    Hybridon, Inc.     Investment Review,
901 S. Marquette Ave.               since 2002             Officer,           (biotechnology)    Contracts
Minneapolis, MN 55402                                      RiboNovix, Inc.
Age 61                                                     since 2003
                                                           (biotechnology);
                                                           former
                                                           President,
                                                           Forester Biotech
----------------------------------- ---------------------- ------------------ ------------------ ----------------------


--------------------------------------------------------------------------------
9  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table B-2. Nominee Affiliated with RiverSource Investments

----------------------------------------- ---------------------- ---------------------------------- ---------------- --------------
Name,                                     Position held with     Principal occupation               Other            Committee
address,                                  fund and length of     during past five years             directorships    memberships
age                                       service
----------------------------------------- ---------------------- ---------------------------------- ---------------- --------------
William F. Truscott*                      Board member           President - U.S Asset Management
53600 Ameriprise Financial Center         since 2001,            and Chief Investment Officer,
Minneapolis, MN 55474                     Vice President         Ameriprise Financial, Inc. and
Age 45                                    since 2002             President, Chairman of the Board
                                                                 and Chief Investment Officer,
                                                                 RiverSource Investments, LLC
                                                                 since 2005; Senior Vice
                                                                 President - Chief Investment
                                                                 Officer, Ameriprise Financial,
                                                                 Inc. and Chairman of the Board
                                                                 and Chief Investment Officer,
                                                                 RiverSource Investments, LLC,
                                                                 2001-2005; former Chief
                                                                 Investment Officer and Managing
                                                                 Director, Zurich Scudder
                                                                 Investments
----------------------------------------- ---------------------- ---------------------------------- ---------------- --------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
10  RIVERSOURCE FUNDS -- PROXY STATEMENT

Board Committees. The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The Investment Review Committee considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

The Board Effectiveness Committee's charter, Exhibit A, requires it to make recommendations regarding nominees based on criteria approved by the Board. All members of the Committee are independent. Nominee recommendations are based on a matrix of skill sets, experience, and geographical location and each nominee must have a background that demonstrates the ability to furthering the interest of all shareholders. The Committee will consider recommendations from shareholders who write to the Boards and provide detailed information about a candidate. All candidates are processed in the same fashion; first by evaluating a candidate's detailed information against the criteria; then interviewing those candidates who best fill vacancies identified by the matrix.


You may write the Board by addressing a letter to Arne H. Carlson, the independent Chair of the Board or any other independent member of the Board, at Board Services Corporation, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. However, do not address letters to this address if you are requesting some action regarding your investments. In order to avoid any delay in processing a request regarding an investment, please address these requests to 70100 Ameriprise Financial Center, Minneapolis, MN 55474.


The Joint Audit Committee, made up entirely of independent Board members, operates under a written charter, Exhibit B. The Joint Audit Committee meets with the independent auditors, internal auditors and corporate officers to review and discuss audited financial statements, reports, issues, and compliance matters. This Committee reports significant issues to the Board and makes recommendations to the independent Board members regarding the selection of the independent public accountant. More information regarding this Committee and the fund's independent auditor is found in Section D.

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11  RIVERSOURCE FUNDS -- PROXY STATEMENT

During the 12-month period ended Sept. 30, 2005, the Board met 8 times, Executive 2 times, Contracts 7 times, Investment Review 5 times, Board Effectiveness 6 times and Joint Audit 4 times. All board members had 100% attendance except for Mr. Simpson who had 82% attendance due to serious illness in January 2005.


Shareholder Communications with the Board.

Shareholders may communicate directly with the Board by sending correspondence to Arne H. Carlson, Chair of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Correspondence to specific individual Board members also may be directed to the same address. Account-specific correspondence should be directed to RiverSource Funds, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Board Member Compensation. The following table shows the total compensation received by each Board member from all of the RiverSource Funds. The funds do not pay retirement benefits to Board members. Under a Deferred Compensation Plan, independent Board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of one or more designated RiverSource funds. Information on compensation paid to Board members by individual funds is shown in Section E.

Table B-3. Board Member Compensation
from all RiverSource Funds*


(for the year ended Sept. 30, 2005)

Nominee                                       Aggregate Compensation from all
                                                      RiverSource Funds
Flynn                                                     $143,675(1)
Jones                                                      185,892
Lewis                                                      204,670(2)
Paglia                                                     157,708
Simpson                                                    138,842
Taunton-Rigby                                              166,842

 * Board members affiliated with RiverSource Investments or Board Services Corporation, a company providing administrative services to the funds, are not paid by the funds. Mr. Carlson's total compensation was $373,750. Board member compensation is a combination of a base fee and meeting fees. Because the spin-off of Ameriprise Financial from American Express Company necessitated 5 additional meetings, Each Board member was paid $23,500 to cover those additional meetings. That cost was borne by Ameriprise Financial. Ms. Blatz, Mr. Laikind and Ms. Pryor were not Board members prior to Sept. 30, 2005 and therefore are not included in the table.

(1) Includes the portion of compensation deferred in the amount of $60,371 from the Funds.

(2) Includes the portion of compensation deferred in the amount of $59,839 from the Funds.


--------------------------------------------------------------------------------
12  RIVERSOURCE FUNDS -- PROXY STATEMENT

The dollar range of equity securities beneficially owned by each Board member is shown in Section E.

Fund Officers. In addition to Mr. Truscott, the fund's other executive officers are:

Leslie L. Ogg, age 67. Vice president, general counsel and secretary since 1978. President of Board Services Corporation.

Jeffrey P. Fox, age 50. Treasurer since 2002. Vice President - Investment Accounting of Ameriprise Financial.

Paula R. Meyer, age 51. President since 2002. Senior Vice President - Mutual Funds, RiverSource Investments.


Beth E. Weimer, age 52. Chief Compliance Officer since 2004. Vice President and Chief Compliance Officer, Ameriprise Financial and Chief Compliance Officer, RiverSource Investments.


Officers serve at the pleasure of the Board. Officers are paid by Ameriprise Financial, Inc., RiverSource Investments or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any fund.

PROPOSAL 2: APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION

(Applies to: All Funds except California Tax-Exempt, Massachusetts
Tax-Exempt, Michigan Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt and Ohio Tax-Exempt)

Every fund is organized under state law. Each RiverSource fund, except those listed under the heading above, is a Minnesota corporation and operates under an organizational document called the articles of incorporation. The articles of incorporation set forth various provisions relating to the authority of the fund to conduct business and the governance of the fund.

The Board has approved, and recommends that shareholders approve, a proposal to amend the fund's articles of incorporation (the "Articles"). The fund's investments and investment policies will not change by virtue of the adoption of the amendment to the Articles.

A. Minimum Account Value

Generally, shareholders must invest at least $2,000 to open a fund account.
Section 7 of the Articles currently provides that the fund may redeem shares if an account falls below a value of $1,000. Small accounts can be costly to maintain and this provision allows the Board to close accounts that no longer meet the fund's minimum standards. However, the current provision does not allow the Board to redeem accounts if the value is higher than $1,000. In the future, there may be circumstances in which a minimum account value higher

--------------------------------------------------------------------------------
13 RIVERSOURCE FUNDS -- PROXY STATEMENT than $1,000 is in the best interest of the fund and its shareholders. As a consequence, the Board recommends that the Articles be amended to eliminate the reference to a specific dollar amount. As proposed, the amended Articles will permit the Board to establish a minimum account value that will be disclosed in the fund prospectus. The Board will be able to change the minimum account value without further action by shareholders.

If the change is approved, the Articles will be amended as follows [underlined] (additions are underlined [/underlined], [strikethrough] deletions are lined through) [/strikethrough]:

Article III, Section 7 will be amended to read:


     Section 7. The Fund may redeem the shares of a shareholder if the amount invested is less than [strikethrough] $1,000 [/strikethrough] [underlined] an amount determined by the Board of Directors and set forth in the current Fund prospectus. [/underlined]


B. Name Change.


Historically the name of the fund has reflected the name of the investment manager. Since 1999, the name of the fund has included the letters AXP, which is an abbreviated form of the name American Express. In August 2005, American Express Financial Corporation ("AEFC"), the fund's investment manager changed its name to Ameriprise Financial, Inc. ("Ameriprise Financial") in anticipation of its spin off from American Express Company, its parent company. On October 1, 2005, Ameriprise Financial transferred responsibility for the fund's investment advisory services to its wholly-owned subsidiary, RiverSource Investments. The Board made a corresponding change to the name of the fund by substituting the name RiverSource for AXP. For certain funds, the Board also made other clarifying changes in the name of the fund. The fund is part of a corporation made up of one or more funds. The name of the corporate entity can be changed only with approval of the shareholders of all the underlying funds that make up the corporation. The Board recommends that the name of the corporate entity also be changed to include the name RiverSource instead of AXP. In addition, the Boards recommend that other portions of the names of some of the corporations be changed to more clearly identify the types of funds included in that corporation. The changes to the names of the corporations are shown in the table below.


This is the first shareholder meeting since the spin off of the investment manager and the first opportunity for shareholders to consider a name change for the corporation. Shareholders of each corporation will vote to change the name of the legal entity. You can determine which corporation your fund is part of by referring to page 1 of this proxy statement. Similar name changes will be made for the Massachusetts business trusts by action of the Board as permitted by the Declaration of Trust.

--------------------------------------------------------------------------------
14  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table B-4. Proposed Name of Corporation

Current Name of Corporation                          Proposed Name of Corporation
AXP Discovery Series, Inc.                           RiverSource Bond Series, Inc.
AXP Equity Series, Inc.                              RiverSource Equity Series, Inc.
AXP Fixed Income Series, Inc.                        RiverSource Diversified Income Series, Inc.
AXP Global Series, Inc.                              RiverSource Global Series, Inc

AXP Government Income Series, Inc.                   RiverSource Government Income Series, Inc.

AXP Growth Series, Inc.                              RiverSource Large Cap Series, Inc.

AXP High Yield Income Series, Inc.                   RiverSource High Yield Income Series, Inc.

AXP High Yield Tax-Exempt Series, Inc.               RiverSource Tax-Exempt Income Series, Inc.
AXP International Series, Inc.                       RiverSource International Series, Inc.
AXP Investment Series, Inc.                          RiverSource Investment Series, Inc.
AXP Managed Series, Inc.                             RiverSource Strategic Allocation Series, Inc.
AXP Market Advantage Series, Inc.                    RiverSource Market Advantage Series, Inc.
AXP Money Market Series, Inc.                        RiverSource Money Market Series, Inc.
AXP Partners International Series, Inc.              RiverSource International Managers Series, Inc.
AXP Partners Series, Inc.                            RiverSource Managers Series, Inc.
AXP Sector Series, Inc.                              RiverSource Sector Series, Inc.
AXP Selected Series, Inc.                            RiverSource Selected Series, Inc.
AXP Strategy Series, Inc.                            RiverSource Strategy Series, Inc.
AXP Tax-Exempt Series, Inc.                          RiverSource Tax-Exempt Series, Inc.
AXP Tax-Free Money Series, Inc.                      RiverSource Tax-Exempt Money Market Series, Inc.
AXP VP Income Series, Inc.                           RiverSource VP Income Series, Inc.
AXP VP Investment Series, Inc.                       RiverSource VP Investment Series, Inc.
AXP VP Managed Series, Inc.                          RiverSource VP Managed Series, Inc.
AXP VP Money Market Series, Inc.                     RiverSource VP Money Market Series, Inc.
AXP VP Partners Series, Inc.                         RiverSource VP Managers Series, Inc.
AXP VP Select Series, Inc.                           RiverSource VP Select Series, Inc.

Board Recommendation and Vote Required. The Board recommends that you vote to approve the amendments to the Articles. The changes require the approval by a majority of the shares voted at the meeting. The changes will be effective when the amendments are filed with the Secretary of State's office. This filing is expected to occur shortly after the shareholder meeting.

--------------------------------------------------------------------------------
15  RIVERSOURCE FUNDS -- PROXY STATEMENT

PROPOSAL 3: APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

(Applies to: All Funds)


The fund pays fees to RiverSource Investments under an investment management services agreement (the "IMS Agreement") for investment management services. These services include providing the personnel, equipment and office facilities necessary for the management of the fund's assets. Subject to the oversight of the Board and consistent with the fund's investment policies, the investment manager decides which securities to buy, hold or sell. The investment manager also executes buy and sell orders and provides research and statistical data to support investment management activities. For some of the funds, RiverSource Investments hires, pays and oversees a subadviser to perform the day-to-day management functions. Some of the retail funds are part of master/feeder structures. In these structures, the funds invest all of their assets in master funds (the "portfolio") with the same investment policies as the respective funds. For purposes of this discussion, the portfolio is referred to as a "fund".

On Sept. 30, 2005, Ameriprise Financial became a publicly traded company and on Oct. 1, 2005 transferred its investment management functions and IMS Agreement to RiverSource Investments, a wholly-owned subsidiary. While these transfers did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to review and vote on the proposed IMS Agreement and the changes discussed below.


Summary of key changes


A. Performance Incentive Adjustment ("PIA"). The management fee for the equity and balanced funds includes a PIA as part of the fee calculation. The PIA calculation is based on the performance of the fund compared to the performance index of a group of comparable mutual funds compiled by Lipper, Inc. ("Lipper"). The proposed change clarifies the circumstances under which the Board may change an index for purposes of calculating the PIA.

B. Variable Portfolio Funds. For each of the variable portfolio funds, the current IMS Agreement includes the provision of transfer agent services. For all variable portfolio funds except VP Core Equity, these services will be provided under a new transfer agency agreement if the proposed IMS Agreement is approved. In addition, the proposed IMS Agreement clarifies the description of allocation of expenses. For VP Core Equity, the proposed IMS Agreement includes a new provision authorizing the investment manager to subcontract for administrative or transfer agent services.



--------------------------------------------------------------------------------
16  RIVERSOURCE FUNDS -- PROXY STATEMENT

C. Fee schedule. For certain funds only, the investment manager has proposed changes in the fee schedules. Please see Table B-5 to examine the fees for each fund. For other funds, the fee schedules are unchanged.

D. Standard of Care. For all funds, the investment manager will be held to a higher standard of care than under the current IMS Agreement.

E. Confidentiality. The proposed IMS Agreement contains an explicit acknowledgement from the fund that the investment manager may be prevented from divulging or acting upon certain confidential information learned in connection with its activities, including the provision of investment advice to clients other than the fund. In addition, the proposed IMS Agreement contains additional confidentiality provisions prohibiting the fund from disclosing to third parties any information or advice furnished by the investment manager to the fund, unless required by law or necessary to provide services to the fund.


F. Amendments. The proposed IMS Agreement clarifies that, as permitted under applicable law, the parties may make non-material amendments or modifications without obtaining shareholder approval.

Terms of the Current IMS Agreement. The fee the fund pays to RiverSource Investments for its services under the current IMS Agreement is based on the net assets of the fund and decreases as the size of the fund increases. The complete fee schedule for the fund and other funds managed by RiverSource Investments is found in Section D. The fund also pays its taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the fund, approved by the Board. Section D includes information on the date of the current IMS Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.

--------------------------------------------------------------------------------
17  RIVERSOURCE FUNDS -- PROXY STATEMENT

A.  PIA Calculation.


The management fee for the equity and balanced funds includes a PIA as part of the fee. The adjustment is based on the performance of the fund compared to the performance of a Lipper Index. The proposed modification does not change the agreement, but clarifies the circumstances where the Board may change the index. The provision in the current IMS Agreement will be modified to read as follows [underlined](additions are underlined, [/underlined] [strike through]deletions are lined through) [/strike through]:


    If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable [underlined]or, in the discretion of the Board, is no longer appropriate [/underlined] to use for purposes of a performance incentive adjustment, [underlined] for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved. [/underlined] [strike through] [strike through] no adjustment will be made until such time as the Board approves a substitute index. [/strike through]


The PIA is determined by measuring the difference in a fund's performance from an appropriate Lipper Index over a rolling 12-month period. Should the Board approve the use of a substitute index, it may transition to the substitute index by introducing it gradually over time, to avoid unintended swings in the PIA.


B.  Variable Portfolio Funds.

    o For all VP funds except VP Core Equity


    The current IMS Agreement for the variable portfolio funds includes both investment management services and transfer agent services. RiverSource Investments recommended to the Board that the transfer agent services be eliminated from the IMS agreement and moved to a separate agreement. This structure is consistent with how services are provided to the retail funds and will facilitate consistency in the management fee structure between similar retail and variable portfolio funds. The fee under the proposed IMS agreement will be reduced, in amounts that vary by fund, to reflect the elimination of the transfer agent services. If shareholders approve the proposal, the fund will then enter into a separate transfer agent agreement with RiverSource Service Corporation. The fee under that agreement will be uniform for all variable portfolio funds at an annual rate of 0.06% of average daily net assets.


    In addition to eliminating transfer agent services, the proposed IMS Agreement clarifies the description of the allocation of expenses between the fund and the investment manager. The change will not affect the allocation of expenses, but rather will eliminate an ambiguity in the current IMS Agreement.

--------------------------------------------------------------------------------
18  RIVERSOURCE FUNDS -- PROXY STATEMENT

Part One of the current IMS Agreement states that the investment manager will "pay or reimburse such expenses of the Fund as may be provided for in Part Three". However, there are no expenses delineated in Part Three for the investment manager to pay. Instead, Part Three identifies the expenses the fund will pay. For that reason, the statement that the investment manager will "pay or reimburse such expenses of the Fund as may be provided for in Part Three," has been eliminated from the proposed IMS Agreement.


    o For VP Core Equity


    Unlike the other variable portfolio funds, VP Core Equity is available as an investment option only under certain variable annuity contracts that are no longer offered for sale. The current IMS Agreement for VP Core Equity includes the provision of administrative and transfer agent services, in addition to investment management services. The proposed IMS Agreement for VP Core Equity will continue to cover those services. However, the proposed IMS Agreement includes a new provision authorizing RiverSource Investments, at its own expense, to delegate the provision of administrative or transfer agent services to an affiliate or, subject to the Board's prior approval, to enter into agreements with unaffiliated companies to assist the investment manager in performing any of the administrative or transfer agent services.


C. Fee schedule.

RiverSource Investments recommended to the Board that the management fees under the current IMS Agreement be changed consistent with its broader effort to establish competitive pricing for the funds, while at the same time providing fair compensation in light of increased costs resulting from changing regulatory demands and intensified competition for professional talent. RiverSource Investments proposed management fees which would result in lower management fees for nineteen retail funds and eighteen variable portfolio funds, higher management fees for four retail funds and two variable portfolio funds, and no change to management fees for thirty-six retail funds and two variable portfolio funds. RiverSource Investments believes that these changes will allow it to maintain a high level of service to each fund and to hire and retain high quality investment management and research personnel for each fund. In addition to impacting current management fees, RiverSource Investments recommended changes to certain funds' breakpoint schedules. Table B-5 shows how these recommended changes affect your fund.

Changes to the variable portfolio funds include reduction in the management fee for transfer agency services, which will be offset in part or in whole by a 0.06% transfer agency fee in a separate transfer agency agreement should shareholders approve the IMS Agreement.

--------------------------------------------------------------------------------
19  RIVERSOURCE FUNDS -- PROXY STATEMENT

Management fees are a significant component of the expenses you incur as a shareholder. You should review your fund's prospectus for your fund's total expenses to understand the costs you can expect to incur as a shareholder. See "How the Proposed Fee Schedule Will Affect Total Fund Expenses" for how these recommendations, if approved, may affect the costs you will incur as a shareholder.


D. Standard of Care. The proposed IMS Agreement revises the standard of care to provide that, except for bad faith, intentional misconduct or negligence in regard to the performance of its duties pursuant to the agreement, neither the investment manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the fund or its shareholders or creditors. This means that the investment manager is held to a higher standard of care. The current IMS Agreement provides that, except for bad faith, intentional misconduct or gross negligence in regard to the performance of its duties pursuant to the agreement, neither the investment manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the fund or its shareholders or creditors.


E. Confidentiality. The current IMS Agreement contains an acknowledgement by the fund that the investment manager renders investment advice and other services to other investment companies and persons which may or may not have investment policies and investments similar to those of the fund. The proposed IMS Agreement adds an explicit acknowledgement from the fund that the investment manager may not be free to divulge to the fund or act, for the benefit of the fund, upon confidential information learned in connection with its activities, including the provision of investment advice to clients other than the fund.

The current IMS Agreement is silent on the fund's obligation to refrain from divulging confidential information. The proposed IMS Agreement includes a new provision that prohibits the fund from disclosing to third parties any information or advice furnished to the fund by the investment manager, except under limited circumstances.


F. Amendments. The current IMS Agreement does not address whether shareholder approval must be obtained before non-material amendments or modifications may be made. The proposed IMS Agreement includes a new provision clarifying that the parties may make non-material amendments or modifications without obtaining shareholder approval, as permitted under applicable law.

--------------------------------------------------------------------------------
20  RIVERSOURCE FUNDS -- PROXY STATEMENT

Why RiverSource Investments is Seeking to Restructure Fund Management Fees.


RiverSource Investments believes that each fund generally should have a total expense ratio at or below the median of a peer group of comparable funds sold through investment advisers. Working with the Board, RiverSource Investments developed an approach for carrying out this pricing philosophy whereby it would use the fee structures that are set forth below, together with expense caps or waivers to keep each fund at or below the median of the peer group, prior to giving effect to any performance incentive adjustment. See "Comparison with Other Mutual Funds" for how this pricing philosophy will be implemented. RiverSource Investments represented to the Board that the implementation of this pricing philosophy will enable it to continue to provide high quality services and to continue its efforts to improve investment performance.

Details of recommended changes are fully set forth under Table B-5. Note that "Fee decreases" and "Fee increases" are only with respect to the management fee schedule. See discussion under "How the Proposed Fee Schedule Will Affect Total Fund Expenses" for more information on other changes to fund fees and expenses.


The factors considered by the Board in determining the reasonableness and fairness of the fee schedules recommended by the investment manager are described under "Basis for Recommendation of the Board."

--------------------------------------------------------------------------------
21  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table B-5. Current and Proposed Management Fee Changes

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
Retail Fund:

Aggressive Growth      No change             First $.5 - .89%; next $.5 -        First $.5 - .89%; next $.5 - .865%; next
                                             .865%; next $1 - .84%; next $1 -    $1 - .84%; next $1 - .815%; next $3 -
                                             .815%; next $3 - .79%; over $6 -    .79%; over $6 - .765%
                                             .765%

Balanced               No change             First $1 - .53%; next $1 -          First $1 - .53%; next $1 - .505%; next
                                             .505%; next $1 - .48%; next $3 -    $1 - .48%; next $3 - .455%; next $1.5 -
                                             .455%; over $6 - .43%               0.43%; next $2.5 - .41%; next $5 - .39%;
                                                                                 next $9 - 0.37%; over $24 - 0.35%

California             Fee decrease          First $.25 - .47%; next $.25 -      First $.25 - .41%; next $.25 - .385%;
Tax-Exempt                                   .445%; next $.25 - .42%; next       next $.25 - .36%; next $.25 - .345%;
                                             $.25 - .405%; over $1 - .38%        next $6.5 - .32%; next $2.5 - .31%; next
                                                                                 $5 - .30%; next $9 - .29%; next $26 -
                                                                                 .27; over $50 - .25%

Cash Management        Fee decrease          First $1 - .36%; next $.5 -         First $1.0 - .33%; next $.5 - .313%;
                                             .343%; next $.5 - .325%; next $.5   next $.5 - .295%; next $.5 - .278%; next
                                             - .308%; next $1 - .29%; next $3    $2.5 - .26%; next $1 - .24%; next $1.5 -
                                             - .27%; over $6.5 - .25%            .22; next $1.5 - .215%; next $1 - .19%;
                                                                                 next $5 - .18%; next $5 - .17%; next $4
                                                                                 - .16%; over $24 - .15%

Core Bond              Fee decrease          First $1 - .54%; next $1 -          First $1 - .48%; next $1 - .455%; next
                                             .515%; next $1 - .49%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .465%; next $3 - .44%; over $9 -    .38%; next $1.5 - .365%; next $1 - .36%;
                                             .415%                               next $5 - .35%; next $5 - .34%; next $4 -
                                                                                 .33%; next $26 - .31; over $50 - .29%

--------------------------------------------------------------------------------
22  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
Disciplined Equity     No change             First $1 - .60%; next $1 -          First $1 - .60%; next $1 - .575%; next
                                             .575%; next $1 - .55%; next $3 -    $1 - .55%; next $3 - .525%; next $1.5 -
                                             .525%; next $6 - .50%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .49%; over $24 - .48%             next $5 - .45%; next $4 - .425%; next $26
                                                                                 - .40%; over $50 - .375%

Diversified Bond       Fee decrease          First $1 - .52%; next   - .495%;    First $1 - .48%; next $1 - .455%; next
                                             next $1 - .47%; next $3 - .445%;    $1 - .43%; next $3 - .405%; next $1.5 -
                                             next $3 - .42%; over $9 - .395%     .38%; next $1.5 - .365%; next $1 - .36%;
                                                                                 next $5 - .35%; next $5 - .34%; next $4 -
                                                                                 .33%; next $26 - .31%; over $50 - .29%

Diversified Equity     Fee increase          First $.5 - .53%; next $.5 -        First $1 - .60%; next $1 - .575%; next
Income                                       .505%; next $1 - .48%; next $1 -    $1 - .55%; next $3 - .525%; next $1.5 -
                                             .455%; next $3 - .43%; over $6 -    .50%; next $2.5 - .485%; next $5 - .47%;
                                             .40%                                next $5 - .45%; next $4 - .425%; next $26
                                                                                 - .40%; over $50 - .375%

Dividend               No change             First $.5 - .61%; next $.5 -        First $.5 - .61%; next $.5 - .585%; next
Opportunity                                  .585%; next $1 - .56%; next $1 -    $1 - .56%; next $1 - .535%; next $3 -
                                             .535%; next $3 - .51%; over $6 -    .51%; next $4 - .48%; next $5 - .47%;
                                             .48%                                next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

Emerging Markets       No change             First $.25 - 1.10%; next $.25 -     First $.25 - 1.10%; next $.25 - 1.08%;
                                             1.08%; next $.25 - 1.06%; next      next $.25 - 1.06%; next $.25 - 1.04%;
                                             $.25 - 1.04%; next $1 - 1.02%;      next $1 - 1.02%; next $5.5 - 1.0%; next
                                             over $2 - 1.0%                      $2.5 - .985%; next $5 - .97%; next $5 -
                                                                                 .96%; next $4 - .935%; next $26 - .92%;
                                                                                 over $50 - .90%

--------------------------------------------------------------------------------
23  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
Equity Value           No change             First $.5 - .53%; next $.5 -        First $.5 - .53%; next $.5 - .505%; next
                                             .505%; next $1 - .48%; next $1 -    $1 - .48%; next $1 - .455%; next $3 -
                                             .455%; next $3 - .43%; over $6 -    .43%; over $6 - .40%
                                             .40%

European Equity        No change             First $.25 - .80%; next $.25 -      First $.25 - .80%; next $.25 - .775%;
                                             .775%; next $.25 - .75%; next       next $.25 - .75%; next $.25 - .725%; next
                                             $.25 - .725%; next $1 - .70%;       $1 - .70%; next $5.5 - .675%; next $2.5
                                             over $2 - .675%                     - .66%; next $5 - .645%; next $5 - .635%;
                                                                                 next $4 - .61%; next $26 - .60%; over
                                                                                 $50 - .57%

Fundamental Growth     No change             First $1 - .78%; next $1 -          First $1 - .78%; next $1 - .755%; next
                                             .755%; next $1 - .73%; next $3 -    $1 - .73%; next $3 - .705%; over $6 -
                                             .705%; over $6 - .68%               .68%

Fundamental Value      No change             First $.5 - .73%; next $.5 -        First $.5 - .73%; next $.5 - .705%; next
                                             .705%; next $1 - .68%; next $1 -    $1 - .68%; next $1 - .655%; next $3 -
                                             .655%; next $3 - .63%; over $6 -   .63%; over $6 - .60%
                                             .60%

Global Bond            Fee decrease          First $.25 - .77%; next $.25 -      First $.25 - .72%; next $.25 - .695%;
                                             .745%; next $.25 - .72%; next       next $.25 - .67%; next $.25 - .645%;
                                             $.25 - .695%; over $1 - .67%        next $6.5 - .62%; next $2.5 - .605%;
                                                                                 next $5 - .59%; next $5 - .58%; next
                                                                                 $4 - .56%; next $26 - .54%; over $50 -
                                                                                 .52%

Global Equity          No change             First $.25 - .80%; next $.25 -      First $.25 - .80%; next $.25 - .775%;
                                             .775%; next $.25 - .75%; next       next $.25 - .75%; next $.25 - .725%;
                                             $.25 - .725%; next $1 - .70%;       next $1 - .70%; next $5.5 - .675%; next
                                             over $2 - .675%                     $2.5 - .66%; next $5 - .645%; next $5 -
                                                                                 .635%; next $4 - .61%; next $26 - .60%;
                                                                                 over $50 - .57%

--------------------------------------------------------------------------------
24  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
Global Technology      No change             First $.25 - .72%; next $.25 -      First $.25 - .72%; next $.25 - .695%;
                                             .695%; next $.25 - .67%; next       next $.25 - .67%; next $.25 - .645%; next
                                             $.25 - .645%; next $1 - .62%;       $1 - .62%; over $2 - .595%
                                             over $2 - .595%

Growth                 No change             First $1 - .60%; next $1 -          First $1 - .60%; next $1 - .575%; next
                                             .575%; next $1 - .55%; next $3 -    $1 - .55%; next $3 - .525%; next $1.5 -
                                             .525%; next $6 - .50%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .49%; over $24 - .48%             next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

High Yield Bond        No change             First $1 - .59%; next $1 -          First $1 - .59%; next $1 - .565%; next
                                             .565%; next $1 - .54%; next $3 -    $1 - .54%; next $3 - .515%; next $1.5 -
                                             .515%; next $3 - .49%; over $9 -    .49%; next $1.5 - .475%; next $1 - .45%;
                                             .465%                               next $5 - .435%; next $5 - .425%; next
                                                                                 $4 - .40%; next $26 - .385%; over $50 -
                                                                                 .36%

Income                 No change             First $1 - .61%; next $1 -          First $1 - .61%; next $1 - .585%; next
Opportunities                                .585%; next $1 - .56%; next $3 -    $1 - .56%; next $3 - .535%; next $1.5 -
                                             .535%; next $3 - .51%; over $9 -    .51%; next $1.5 - .495%; next $1 - .47%;
                                             .485%                               next $5 - .455%; next $5 - .445%; next $4
                                                                                 - .42%; next $26 - .405%; over $50 - .38%

Inflation              No change             First $1 - .44%; next $1 -          First $1 - .44%; next $1 - .415%; next
Protected                                    .415%; next $1 - .39%; next $3 -    $1 - .39%; next $3 - .365%; next $1.5 -
Securities                                   .365%; next $3 - .34%; over $9 -    .34%; next $1.5 - .325%; next $1 - .32%;
                                             .315%                               next $5 - .31%; next $5 - .30%; next $4 -
                                                                                 .29%; next $26 - .27%; over $50 - .25%

--------------------------------------------------------------------------------
25  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
Intermediate           Fee decrease          First $1 - .45%; next $1 -          First $1 - .39%; next $1 - .365%; next
Tax-Exempt                                   .425%; next $1 - .4%; next $3 -     $1 - .34%; next $3 - .315%; next $1.5 -
                                             .375%; over $6 - .35%               .29%; next $2.5 - .28%; next $5 - .27% ;
                                                                                 next $35 - .26%; over $50 - .25%

International          No change             First $.25 - 1.00%; next $.25 -     First $.25 - 1.00%; next $.25 - .975%;
Aggressive Growth                            .975%; next $.25 - .95%; next       next $.25 - .95%; next $.25 - .925%;
                                             $.25 - .925%; next $1 - .90%;       next $1 - .90%; over $2 - .875%
                                             over $2 - .875%

International          No change             First $.25 - .97%; next $.25 -      First $.25 - .97%; next $.25 - .945%;
Equity                                       .945%; next $.25 - .92%; next       next $.25 - .92%; next $.25 - .895%; next
                                             $.25 - .895%; next $1 - .87%;       $1 - .87%; over $2 - .845%
                                             over $2 - .845%

International          No change             First $.25 - .80%; next $.25 -      First $.25 - .80%; next $.25 - .775%;
Opportunity                                  .775%; next $.25 - .75%; next       next $.25 - .75%; next $.25 - .725%; next
                                             $.25 - .725%; next $1 - .70%;       $1 - .70%; next $5.5 - .675%; next $2.5 -
                                             over $2 - .675%                     .66%; next $5 - .645%; next $5 - .635%;
                                                                                 next $4 - .61%; next $26 - .60%; over
                                                                                 $50 - .57%

International          No change             First $.25 - .90%; next $.25 -      First $.25 - .90%; next $.25 - .875%;
Select Value                                 .875%; next $.25 - .85%; next       next $.25 - .85%; next $.25 - .825%;
                                             $.25 - .825%; next $1 - .80%;       next $1 - .80%; over $2 - .775%
                                             over $2 - .775%

International          No change             First $.25 - 1.12%; next $.25 -     First $.25 - 1.12%; next $.25 - 1.095%;
Small Cap                                    1.095%; next $.25 - 1.07%; next     next $.25 - 1.07%; next $.25 - 1.045%;
                                             $.25 - 1.045%; next $1 - 1.02%;     next $1 - 1.02%; over $2 - .995%
                                             over $2 - .995%

Large Cap Equity       No change             First $1 - .60%; next $1 -          First $1 - .60%; next $1 - .575%; next
                                             .575%; next $1 - .55%; next $3 -    $1 - .55%; next $3 - .525%; next $1.5 -
                                             .525%; next $6 - .50%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .49%; over $24 - .48%             next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

--------------------------------------------------------------------------------
26  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value        No change             First $1 - .60%; next $1 -          First $1 - .60%; next $1 - .575%; next
                                             .575%; next $1 - .55%; next $3 -    $1 - .55%; next $3 - .525%; next $1.5 -
                                             .525%; next $6 - .50%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .49%; over $24 - .48%             next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

Limited Duration       Fee decrease          First $1 - .54%; next $1 -          First $1 - .48%; next $1 - .455%; next
Bond                                         .515%; next $1 - .49%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .465%; next $3 - .44%; over $9 -    .38%; next $1.5 - .365%; next $1 - .36%;
                                             .415%                               next $5 - .35%; next $5 - .34%; next $4
                                                                                 - .33%; next $26 - .31%; over $50 - .29%

Massachusetts          Fee decrease          First $.25 - .47%; next $.25 -      First $.25 - .41%; next $.25 - .385%;
Tax-Exempt                                   .445%; next $.25 - .42%; next       next $.25 - .36%; next $.25 - .345%;
                                             $.25 - .405%; over $1 - .38%        next $6.5 - .32%; next $2.5 - .31%; next
                                                                                 $5 - .30%; next $9 - .29%; next $26 -
                                                                                 .27%; over $50 - .25%

Michigan Tax-Exempt    Fee decrease          First $.25 - .47%; next $.25 -      First $.25 - .41%; next $.25 - .385%;
                                             .445%; next $.25 - .42%; next       next $.25 - .36%; next $.25 - .345%;
                                             $.25 - .405%; over $1 - .38%        next $6.5 - .32%; next $2.5 - .31%; next
                                                                                 $5 - .30%; next $9 - .29%; next $26 -
                                                                                 .27; over $50 - .25

Mid Cap Growth         Fee increase          First $1 - .60%; next $1 - .575%;   First $1 - .70%; next $1 - .675%; next $1
                                             next $1 - .55%; next $3 - .525%;    - .65%; next $3 - .625%; next $1.5 -
                                             next $6 - .50%; next $12 - .49%;    .60%; next $2.5 - .575%; next $5 - .55%;
                                             over $24 - .48%                     next $9 - .525%; next $26 - .50%; over
                                                                                 $50 - .475%

--------------------------------------------------------------------------------
27  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value          No change             First $1 - .70%; next $1 -          First $1 - .70%; next $1 - .675%; next
                                             .675%; next $1 - .65%; next $3 -    $1 - .65%; next $3 - .625%; next $1.5 -
                                             .625%; next $6 - .60%; next $12     .60%; next $2.5 - .575%; next $5 - .55%;
                                             - .59%; over $24 - .58%             next $9 - .525%; next $26 - .50%; over
                                                                                 $50 - .475%

Minnesota              Fee decrease          First $.25 - .47%; next $.25 -      First $.25 - .41%; next $.25 - .385%;
Tax-Exempt                                   .445%; next t $.25 - .42%; next     next $.25 - .36%; next $.25 - .345%;
                                             $.25 - .405%; over $1 - .38%        next $6.5 - .32%; next $2.5 - .31%; next
                                                                                 $5 - .30%; next $9 - .29%; next $26 -
                                                                                 .27%; over $50 - .25%

New York Tax-Exempt    Fee decrease          First $.25 - .47%; next $.25 -      First $.25 - .41%; next $.25 - .385%;
                                             .445%; next $.25 - .42%; next       next $.25 - .36%; next $.25 - .345%; next
                                             $.25 - .405%; over $1 - .38%        $6.5 - .32%; next $2.5 - .31%; next $5 -
                                                                                 .30%; next $9 - .29%; next $26 - .27%;
                                                                                 over $50 - .25%

Ohio Tax-Exempt        Fee decrease          First $.25 - .47%; next $.25 -      First $.25 - .41%; next $.25 - .385%;
                                             .445%; next $.25 - .42%; next       next $.25 - .36%; next $.25 - .345%;
                                             $.25 - .405%; over $1 - .38%        next $6.5 - .32%; next $2.5 - .31%; next
                                                                                 $5 - .30%; next $9 - .29%; next $26 -
                                                                                 .27%; over $50 - .25%

Portfolio Builder      No change             All assets - .08%                   All assets - .08%
Aggressive

--------------------------------------------------------------------------------
28  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder      No change             All assets  - .08%                  All assets - .08%
Conservative

Portfolio Builder      No change             All assets - .08%                   All assets - .08%
Moderate

Portfolio Builder      No change             All assets - .08%                   All assets - .08%
Moderate Aggressive

Portfolio Builder      No change             All assets - .08%                   All assets - .08%
Moderate
Conservative

Portfolio Builder      No change             All assets - .08%                   All assets - .08%
Total Equity

Precious Metals        No change             First $.25 - .80%; next $.25 -      First $.25 - .80%; next $.25 - .775%;
                                             .775%; next $.25 - .75%; next       next $.25 - .75%; next $.25 - .725%;
                                             $.25 - .725%; next $1 - .70%;       next $1 - .70%; over $2 - .675%
                                             over $2 - .675%

Real Estate            No change             First $1 - .84%; next $1 -          First $1 - .84%; next $1 - .815%; next
                                             .815%; next $1 - .79%; next $3 -    $1 - .79%; next $3 - .765%; next $6 -
                                             .765%; next $6 - .74%; next $12     .74%; next $12 - .73%; over $24 - .72%
                                             - .73%; over $24 - .72%

S&P 500 Index          Fee decrease          First $1 - .24; next $1 - .23%;     First $1 - .22%; next $1 - .21%; next $1
                                             next $3 - .22%; over $5 - .21%      - .20%; next $4.5 - .19%; next $2.5 -
                                                                                 .18%; next $5 - .17%; next $9 - .16%;
                                                                                 next $26 - .14%; over $50 - .12%

Select Value           No change             First $.5 - .78%; next $.5 -        First $.5 - .78%; next $.5 - .755%; next
                                             .755%; next $1 - .73%; next $1 -    $1 - .73%; next $1 - .705%; next $3 -
                                             .705%; next $3 - .68%; over $6 -    .68%; over $6 - .65%
                                             .65%

Short Duration         Fee decrease          First $1 - .52%; next $1 -          First $1 - .48%; next $1 - .455%; next
U.S. Gov't                                   .495%; next $1 - .47%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .445%; next $3 - .42%; over $9 -    .38%; next $1.5 - .365%; next $1 - .34%;
                                             .395%                               next $5 - .325%; next $5 - .315%; next
                                                                                 $4 - .29%; next $26 - .275%; over $50 -
                                                                                 .25%

--------------------------------------------------------------------------------
29  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage    Fee increase          First $.25 - .74%; next $.25 -      First $.25 - .79%; next $.25 - .765%;
                                             .715%; next $.25 - .69%; next       next $.25 - .74%; next $.25 - .715%;
                                             $.25 - .665%; next $1 - .64%;       next $1 - .69%; over $2 - .665%
                                             over $2 - .615%

Small Cap Equity       No change             First $.25 - .97%; next $.25 -      First $.25 - .97%; next $.25 - .945%;
                                             .945%; next $.25 - .92%; next       next $.25 - .92%; next $.25 - .895%;
                                             $.25 - .895%; over $1 - .87%        over $1 - .87%

Small Cap Growth       No change             First $.25 - .92%; next $.25 -      First $.25 - .92%; next $.25 - .895%;
                                             .895%; next $.25 - .87%; next       next $.25 - .87%; next $.25 - .845%;
                                             $.25 - .845%; next $1 - .82%;       next $1 - .82%; over $2 - .795%
                                             over $2 - .795%

Small Cap Value        No change             First $.25 - .97%; next $.25 -      First $.25 - .97%; next $.25 - .945%;
                                             .945%; next $.25 - .92%; next       next $.25 - .92%; next $.25 - .895%;
                                             $.25 - .895%; over $1 - .87%        over $1 - .87%

Small Company Index    Fee decrease          First $.25 - .38%; next $.25 -      First $.25 - .36%; next $.25 - .35%;
                                             .37%; next $.25 - .36%; next $.25   next $.25 - .34%; next $.25 - .33%; next
                                             - .35%; over $1 - .34%              $6.5 - .32%; next $7.5 - .30%; next $9 -
                                                                                 .28%; next $26 - .26%; over $50 - .24%

Strategic              Fee increase          First $.5 - .53%; next $.5 -        First $1 - .57%; next $1 - .545%; next
Allocation                                   .505%; next $1 - .48%; next $1 -    $1 - .52%; next $3 - .495%; next $1.5 -
                                             .455%; next $3 - .43%; over $6 -    0.47%; next $2.5 - .45%; next $5 - .43%;
                                             0.40%                               next $9 - 0.41%; over $24 - 0.39%

Tax-Exempt Bond        Fee decrease          First $1 - .45%; next $1 -          First $1 - .41%; next $1 - .385%; next
                                             .425%; next $1 - .4%; next $3 -     $1 - .36%; next $3 - .335%; next $1.5 -
                                             .375%; over $6 - .35%               .31%; next $2.5 - .30%; next $5 - .29%;
                                                                                 next $9 - .28%; next $26 - .26%; over
                                                                                 $50 - .25%

--------------------------------------------------------------------------------
30  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High        Fee decrease          First $1 - .49%; next $1 -          First $1 - .47%; next $1 - .445%; next
Income                                       .465%; next $1 - .44%; next $3 -    $1 - .42%; next $3 - .395%; next $1.5 -
                                             .415%; next $3 - .39%; over $9 -    .37%; next $2.5 - .36%; next $5 - .35%;
                                             .36%                                next $9 - .34%; next $26 - .32%; over
                                                                                 $50 - .30%

Tax-Exempt Money       Fee decrease          First $1.0 - .36%; next $.5 -       First $1.0 - .33%; next $.5 - .313%;
Market                                       .343%; next $.5 - .325%; next       next $.5 - .295%; next $.5 - .278%;
                                             $.5 - .308%; next $1 - .29%; next   next $2.5 - .26%; next $1 - .24%; next
                                             $3 - .27%; over $6.5 - .25%         $1.5 - .22; next $1.5 - .215%; next $1
                                                                                 - .19%; next $5 - .18%; next $5 - .17%;
                                                                                 next $4 - .16%; over $24 - .15%

U.S. Gov't Mortgage    Fee decrease          First $1 - .52%; next $1 -          First $1 - .48%; next $1 - .455%; next
                                             .495%; next $1 - .47%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .445%; next $3 - .42%; over $9 -    .38%; next $1.5 - .365%; next $1 -
                                             .395%                               .36%; next $5 - .35%; next $5 - .34%;
                                                                                 next $4 - .33%; next $26 - .31; over $50
                                                                                 - .29%

Value                  No change             First $.5 - .73%; next $.5 -        First $.5 - .73%; next $.5 - .705%; next
                                             .705%; next $1 - .68%; next $1 -    $1 - .68%; next $1 - .655%; next $3 -
                                             .655%; next $3 - .63%; over $6 -    .63%; over $6 - .60%
                                             .60%


--------------------------------------------------------------------------------
31  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
Variable Portfolio Fund:
VP Balanced          Remove fees for         First $.5 - .63%; next $.5 -        First $1 - .53%; next $1 - .505%; next
                     Transfer Agent (TA)     .615%; next $1 - .60%; next $1 -    $1 - .48%; next $3 - .455%; next $1.5 -
                     services; Fee decrease  .585%; next $3 - .57%; over $6 -    0.43%; next $2.5 - .41%; next $5 - .39%;
                                             .55%                                next $9 - 0.37%; over $24 - 0.35%


VP Cash Management   Remove fees for TA      First $1 - .51%; next $.5 -         First $1 - .33%; next $.5 - .313%; next
                     services; Fee decrease  .493%; next $.5 - .475%; next $.5   $.5 - .295%; next $.5 - .278%; next
                                             - .458%; next $1 - .44%; next $3    $2.5 - .26%; next $1 - .24%; next $1.5 -
                                             - .44%; over $7.5 - .44%            .22%; next $1.5 - .215%; next $1 -
                                                                                 .19%; next $5 - .18%; next $5 - .17%;
                                                                                 next $4 - .16%; over $24 - .15%


VP Core Bond         Remove fees for TA      First $1 - .63%; next $1 -          First $1 - .48%; next $1 - .455%; next
                     services; Fee decrease  .615%; next $1 - .60%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .585%; next $3 - .57%; over $9 -    .38%; next $1.5 - .365%; next $1 -
                                             .555%                               .36%; next $5 - .35%; next $5 - .34%;
                                                                                 next $4 - .33%; next $26 - .31%; over
                                                                                 $50 - .29%

VP Core Equity       No change               All assets - .40%                   All assets - .40%

VP Diversified Bond  Remove fees for TA      First $1 - .61%; next $1 -          First $1 - .48%; next $1 - .455%; next
                     services; Fee decrease  .595%; next $1 - .58%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .565%; next $3 - .55%; over $9 -    .38%; next $1.5 - .365%; next $1 -
                                             .535%                               .36%; next $5 - .35%; next $5 - .34%;
                                                                                 next $4 - .33%; next $26 - .31%; over
                                                                                 $50 - .29%

--------------------------------------------------------------------------------
32  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
VP Diversified       Remove fees for TA      First $.5 - .56%; next $.5 -        First $1 - .60%; next $1 - .575%; next
Equity Income        services; Fee decrease  .545%; next $1 - .53%; next $1 -    $1 - .55%; next $3 - .525%; next $1.5 -
                                             .515%; next $3 - .50%; over $6 -    .50%; next $2.5 - .485%; next $5 -
                                             .47%                                .47%; next $5 - .45%; next $4 - .425%;
                                                                                 next $26 - .40%; over $50 - .375%

VP Emerging Markets  Remove fees for TA      First $.25 - 1.17%; next $.25 -     First $.25 - 1.10%; next $.25 - 1.08%;
                     services; Fee decrease  1.155%; next $.25 - 1.14%; next     next $.25 - 1.06%; next $.25 - 1.04%;
                                             $.25 - 1.125%; next $1 - 1.110%;    next $1 - 1.02%; next $5.5 - 1.0%; next
                                             over $2 - 1.095%                    $2.5 - .985%; next $5 - .97%; next $5 -
                                                                                 .96%; next $4 - .935%; next $26 - .92%;
                                                                                 over $50 - .90%

VP Global Bond       Remove fees for TA      First $.25 - .84%; next $.25 -      First $.25 - .72%; next $.25 - .695%;
                     services; Fee decrease  .825%; next $.25 - .81%; next       next $.25 - .67%; next $.25 - .645%;
                                             $.25 - .795%; over $1 - .78%;       next $6.5 - .62%; next $2.5 - .605%;
                                                                                 next $5 - .59%; next $5 - .58%; next $4
                                                                                 - .56%; next $26 - .54%; over $50 - .52%


VP Global            Remove fees for TA      First $1 - .49%; next $1 -          First $1 - .44%; next $1 - .415%; next
Inflation            services; Fee decrease  .475%; next $1 - .46%; next $3 -    $1 - .39%; next $3 - .365%; next $1.5 -
Protected                                    .445%; next $3 - .43%; over $9 -    .34%; next $1.5 - .325%; next $1 - .32%;
Securities                                   .415%                               next $5 - .31%; next $5 - .30%; next $4
                                                                                 - .29%; next $26 - .27%; over $50 - .25%


VP Growth            Remove fees for TA      First $1 - .63%; next $1 -          First $1 - .60%; next $1 - .575%; next
                     services; Fee decrease  .615%; next $1 - .600%; next $3 -   $1 - .55%; next $3 - .525%; next $1.5 -
                                             .585%; next $6 - .57%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .57%; over $24 - .57%             next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

--------------------------------------------------------------------------------
33  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
VP High Yield Bond   Remove fees for TA      First $1 - .62%; next $1 -          First $1 - .59%; next $1 - .565%; next
                     services; Fee decrease  .605%; next $1 - .59%; next $3 -    $1 - .54%; next $3 - .515%; next $1.5 -
                                             .575%; next $3 - .56%; over $9 -    .49%; next $1.5 - .475%; next $1 - .45%;
                                             .545%                               next $5 - .435%; next $5 - .425%; next
                                                                                 $4 - .40%; next $26 - .385%; over $50 -
                                                                                 .36%

VP Income            Remove fees for TA      First $1 - .64%; next $1 -          First $1 - .61%; next $1 - .585%; next
Opportunities        services; Fee decrease  .625%; next $1 - .61%; next $3 -    $1 - .56%; next $3 - .535%; next $1.5 -
                                             .595%; next $3 - .58%; over $9 -    .51%; next $1.5 - .495%; next $1 - .47%;
                                             .565%                               next $5 - .455%; next $5 - .445%; next
                                                                                 $4 - .42%; next $26 - .405%; over $50 -
                                                                                 .38%


VP International     Remove fees for TA      First $.25 - .87%; next $.25 -      First $.25 - .80%; next $.25 - .775%;
Opportunity          services; Fee decrease  .855%; next $.25 - .84%; next       next $.25 - .75%; next $.25 - .725%;
                                             $.25 - .825%; next $1 - .81%;       next $1 - .70%; next $5.5 - .675%; next
                                             over $2 - .795%                     $2.5 - .66%; next $5 - .645%; next $5 -
                                                                                 .635%; next $4 - .61%; next $26 - .60%;
                                                                                 over $50 - .57%

VP Large Cap Equity  Remove fees for TA      First $1 - .63%; next $1 -          First $1 - .60%; next $1 - .575%; next
                     services; Fee decrease  .615%; next $1 - .600%; next $3 -   $1 - .55%; next $3 - .525%; next $1.5 -
                                             .585%; next $6 - .57%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .57%; over $24 - .57%             next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

VP Large Cap Value   Remove fees for TA      First $1 - .63%; next $1 -          First $1 - .60%; next $1 - .575%; next
                     services; Fee decrease  .615%; next $1 - .600%; next $3 -   $1 - .55%; next $3 - .525%; next $1.5 -
                                             .585%; next $6 - .57%; next $12     .50%; next $2.5 - .485%; next $5 - .47%;
                                             - .57%; over $24 - .57%             next $5 - .45%; next $4 - .425%; next
                                                                                 $26 - .40%; over $50 - .375%

--------------------------------------------------------------------------------
34  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
VP Mid Cap Growth    Remove fees for TA      First $.25 - .65%; next $.25 -      First $1 - .70%; next $1 - .675%; next
                     services; Fee decrease  .635%; next $.25 - .62%; next       $1 - .65%; next $3 - .625%; next $1.5 -
                                             $.25 - .605%; next $1 - .59%;       .60%; next $2.5 - .575%; next $5 - .55%;
                                             next $1 - .575%; over $3 - .56%     next $9 - .525%; next $26 - .50%; over
                                                                                 $50 - .475%

VP Mid Cap Value     Remove fees for TA      First $1 - .73%; next $1 -          First $1 - .70%; next $1 - .675%; next
                     services; Fee decrease  .705%; next $1 - .68%; next $3 -    $1 - .65%; next $3 - .625%; next $1.5 -
                                             .655%; next $6 - .63%; next $12     .60%; next $2.5 - .575%; next $5 - .55%;
                                             - .62%; over $24 - .61%             next $9 - .525%; next $26 - .50%; over
                                                                                 $50 - .475%

VP S&P 500 Index     Remove fees for TA      First $1 - .29%; next $1 - .28%;    First $1 - .22%; next $1 - .21%; next $1
                     services; Fee decrease  next $3 - .27%; over $5 - .26%      - .20%; next $4.5 - .19%; next $2.5 -
                                                                                 .18%; next $5 - .17%; next $9 - .16%;
                                                                                 next $26 - .14%; over $50 - .12%

VP Select Value      Remove fees for TA      First $.5 - .81%; next $.5 -        First $.5 - .78%; next $.5 - .755%; next
                     services; Fee decrease  .795%; next $1 - .78%; next $1 -    $1 - .73%; next $1 - .705%; next $3 -
                                             .765%; next $3 - .75%; over $6 -    .68%; over $6 - .65%
                                             .72%

--------------------------------------------------------------------------------
35  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                                  Fee
                           Change to                                   (annual rate; in billions)
                       Current Effective     -------------------------------------------------------------------------------
Fund                     Management Fee                   Current                                 Proposed
----------------------------------------------------------------------------------------------------------------------------
VP Short Duration    Remove fees for TA      First $1 - .61%; next $1 -          First $1 - .48%; next $1 - .455%; next
U.S. Gov't           services; Fee decrease  .595%; next $1 - .58%; next $3 -    $1 - .43%; next $3 - .405%; next $1.5 -
                                             .565%; next $3 - .55%; over $9 -    .38%; next $1.5 - .365%; next $1 -
                                             .535%                               .34%; next $5 - .325%; next $5 - .315%;
                                                                                 next $4 - .29%; next $26 - .275%; over
                                                                                 $50 - .25%

VP Small Cap         Remove fees for TA      First $.25 - .79%; next $.25 -      First $.25 - .79%; next $.25 - .765%;
Advantage            services; Fee decrease  .77%; next $.25 - .75%; next        next $.25 - .74%; next $.25 - .715%;
                                             $.25 - .73%; next $1 - .71%; over   next $1 - .69%; over $2 - .665%
                                             $2 - .65%

VP Small Cap Value   Remove fees for TA      First $.25 - 1.02%; next $.25 -     First $.25 - .97%; next $.25 - .945%;
                     services; Fee decrease  1.00%; next $.25 - .98%; next       next $.25 - .92%; next $.25 - .895%;
                                             $.25 - .96%; next $1 - .94%; over   over $1 - .87%
                                             $2 - .92%


Fund Expenses. Total fees and expenses the fund actually paid as well as the fees and expenses the fund would have paid if the proposed IMS Agreement had been in effect for the last fiscal year are shown in Table D-6.

How the Proposed Fee Schedule Will Affect Total Fund Expenses. It has become increasingly expensive to operate mutual funds due to changing regulatory demands and intensified competition for professional talent. RiverSource Investments is seeking to establish a pricing philosophy with a goal of maintaining competitive pricing for all the RiverSource funds for which RiverSource Investments and its affiliates provide investment management, fund administration, transfer agency, distribution and other services. Certain changes already have been made in contracts with affiliates of RiverSource Investments, as discussed below.

In September 2005, the Board approved changes to the administrative service fee schedules bringing into line different pricing methodologies that had developed among the funds. This resulted in decreased administrative services fees for a few funds and a modest increase for most funds. The Board determined these changes were necessary to support increased costs. However, the effect of these increased administrative services fees for certain funds was limited, in part or in whole by expense caps or waivers. For the variable portfolio funds, RiverSource Investments has proposed moving transfer agent services from the IMS Agreement to a new transfer agent agreement.

--------------------------------------------------------------------------------
36  RIVERSOURCE FUNDS -- PROXY STATEMENT

The impact of moving transfer agent fees from the IMS Agreement fee schedules varies by fund and decreases the rate between 0.03% and 0.15% of average daily net assets. If the recommended variable portfolio fund IMS Agreement is approved, the Board has approved a new transfer agent agreement with a uniform 0.06% transfer agent fee to be established for each variable portfolio fund, which RiverSource Service Corporation has determined is consistent with the cost of providing those services.


The net impact of these fee and expense changes, if shareholders approve the recommendations, as well as fees and expenses the fund would have paid if the proposed IMS Agreement and all other changes had been in effect for the last fiscal year are shown in Table D-7.

With the proposed changes to the management fees, and the other changes that have been approved by the Board, RiverSource Investments and its affiliates represent that they will be able to:


o  Continue efforts to improve investment performance.

o  Continue to manage the day-to-day business affairs of the funds.

o Continue to make required investments to cover the increased costs of operating the funds.

o  Retain and attract highly qualified investment professionals.

o Retain and attract additional operations and compliance personnel, and continue to develop technology solutions to operate in the current regulatory environment.

o Maintain and improve the competitiveness of the funds by implementing a pricing philosophy that generally establishes median net expenses for the fund at or below each fund's peer group median net expenses as reviewed by the Board on an annual basis.


o Continue to offer a high level of service to fund shareholders and take steps to enhance those services.

o  Seek to earn an appropriate return on investments.

--------------------------------------------------------------------------------
37  RIVERSOURCE FUNDS -- PROXY STATEMENT

Comparison with Other Mutual Funds. One important factor in determining the proposed management fee scale for each RiverSource fund involves comparisons with other mutual funds from across the industry which are sold through investment advisers and have similar investment objectives, asset size, and services. At least annually, Lipper Inc. or another independent analytical firm prepares an analysis for each fund comparing total expenses (Lipper Comparison Group). The pricing philosophy that has been agreed to between the Board and RiverSource is to maintain the total expense ratios for most funds at or below the median of their Lipper Comparison Group, excluding the impact of the performance incentive adjustments for equity funds and the balanced funds. The pricing philosophy will be administered through an annual review. If at the time of the annual review a fund's total expense ratio exceeds the median of its Lipper Comparison Group by 0.03%, RiverSource Investments and its affiliates will contractually agree to an expense cap or waiver. For the other funds, such as those managed by sub-advisers investing in small companies or those that invest in specific market segments, RiverSource Investments has agreed to provide services at competitive rates.

If shareholders approve the recommended management fee changes, each RiverSource fund, with certain limited exceptions, for the upcoming year will be at or below the median expense ratio of its Lipper Comparison Group (after giving effect to expense caps and fee waivers contractually agreed to by the investment manager and its affiliates, but before giving effect to any performance incentive adjustment).

For RiverSource variable portfolio funds, under the proposed schedules, management and administration fees are set equal to comparable retail funds, thereby achieving full consistency in comparison to retail RiverSource funds, for similar services provided. Servicing and distribution fees for variable portfolio funds are set in recognition of the services provided and the cost of providing those services. While the RiverSource variable portfolio funds are compared to other variable portfolio funds offered in insurance and annuity contracts, less reliance is placed on these comparisons because other variable portfolio funds are often priced based on separate insurance and annuity contract pricing, which limits the usefulness of the comparison on a fund-to-fund basis. The Board will include this in its analysis, as well as considering unique circumstances for each specific variable portfolio fund, as it considers possible exceptions to its pricing philosophy.


--------------------------------------------------------------------------------
38  RIVERSOURCE FUNDS -- PROXY STATEMENT

Basis for Recommendation of the Board


Following announcement of the spin-off of Ameriprise Financial from American Express Company, the Board and Ameriprise Financial agreed to review and revise, where appropriate, the terms of all contracts, including the IMS Agreement, pursuant to which Ameriprise Financial or its affiliates provides services to the funds. Each year, the Board determines whether to continue the IMS Agreement for each fund and, in doing so, evaluates the quality and level of service received under the IMS Agreement and the costs associated with those services. Accordingly, in March and April of each year, Ameriprise Financial prepares detailed reports for the Board, which include data prepared by independent organizations, to assist the Board in making this determination. The Board accords considerable weight to the work, deliberations and conclusions of its committees in determining whether to continue the IMS Agreement.

After thorough review of the reports and data provided at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement for each fund were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new investment management services agreement with Ameriprise Financial (or its subsidiary) by the shareholders of each fund, but in no event for a period longer than one year. While it was expected that the spin-off would not result in an "assignment" of an IMS Agreement under the Investment Company Act of 1940 (the "1940 Act") and, therefore, would not cause the termination of the IMS Agreement according to its terms, Schulte Roth & Zabel LLP, retained as independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if each IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew each IMS Agreement for the interim period only and to consider a new IMS Agreement for each fund prior to the spin-off.

For the six months following the April 2005 meeting, the Board and its committees evaluated whether to approve a proposed IMS Agreement for each fund with post-spin Ameriprise Financial. Schulte Roth & Zabel LLP assisted the Board in fulfilling its statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the proposed IMS Agreements. As a key step in this process, independent counsel sent, on behalf of the independent members of the Board, a detailed and expansive request for information to American Express Company and Ameriprise Financial, seeking


--------------------------------------------------------------------------------
39 RIVERSOURCE FUNDS -- PROXY STATEMENT specified information thought to be relevant to the Board's consideration of the proposed contracts with post-spin Ameriprise Financial. The Board and its committees were provided with a wealth of written and oral information intended to assist them in considering the proposed contracts, including the proposed IMS Agreements. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an independent entity, would be capable of continuing to provide a high quality of services to the funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC ("CSFB"). At the Board's requests, CSFB provided various written materials and oral presentations analyzing the capital adequacy of Ameriprise Financial. The costs of independent counsel and CSFB and of additional meetings of the Board were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider the information provided by American Express Company, Ameriprise Financial, independent counsel and CSFB. At an in-person meeting held on Sept. 8, 2005, based on all of the information provided as well as the deliberations occurring at that meeting and the previous meetings held since the announcement of the spin-off, the Board, including all of its independent members, approved the new contracts, including each proposed IMS Agreement.


On October 1, 2005, pursuant to an agreement between the Fund and Ameriprise Financial, the IMS Agreement was transferred to RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial.

For these reasons, the Board, including all of its independent members, recommends that you approve the proposed IMS Agreement for your fund.

The Board's Specific Considerations Relating to the Proposed IMS Agreement. In carrying out its legal responsibilities associated with the consideration of the proposed IMS Agreements, the Board evaluated the following four factors: (i) the nature, extent and quality of services to be provided by RiverSource Investments; (ii) the investment performance of the fund; (iii) the costs of the services to be provided and the profits to be realized by Ameriprise Financial; and (iv) the extent to which economies of scale would be realized as the fund grows and whether the fee level reflects these economies of scale for the benefit of fund investors.


--------------------------------------------------------------------------------
40  RIVERSOURCE FUNDS -- PROXY STATEMENT

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries). The Board recognized that only a few months had passed since its April 2005 determination to renew the IMS Agreement for each fund and that in April 2005, it had concluded that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the funds. However, the Board also recognized that this assessment must be supplemented with an evaluation of whether the spin-off or other factors would result in any changes to the advisory services currently provided to the funds. In this regard, the Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by RiverSource Investments: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully rebrand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and independent counsel, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource Investments to continue to provide a high quality of advisory services to the funds. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to continue to meet its legal and compliance responsibilities, build its distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow its business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the foregoing representations. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided (and with the assistance of independent counsel), post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality of investment management services to the funds.


--------------------------------------------------------------------------------
41  RIVERSOURCE FUNDS -- PROXY STATEMENT

Investment Performance. The Board next focused on investment performance. The Board reviewed reports documenting the fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance either met expectations or, if not, that appropriate action (such as changes to portfolio management) had been (or was being) pursued in order to help the fund achieve its longer-term performance objective.


The Board also considered that it has received monthly performance reports for the funds. The Board and its committees concluded in Sept. 2005 that there have been no significant deviations from April's overall performance data.


Cost of Services Provided. The Board evaluated comparative fees and the costs of services to be provided under the current and proposed IMS Agreements, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to its institutional clients and paid to subadvisers. The Board studied RiverSource Investments' effort (its "pricing philosophy") to set most funds' total expense ratios at or below the median expense ratio of their peer groups. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to the administrative services fees. It also noted that RiverSource Investments agreed to enter into contractual expense caps or waivers to achieve this pricing objective whenever at the annual review the expense ratio exceeded the median expense ratio by more than three basis points unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage a fund. The Board considered that, with respect to all funds, other than Diversified Equity Income, Mid Cap Growth, Small Cap Advantage, Strategic Allocation, Variable Portfolio Diversified Equity Income and Variable Portfolio Mid Cap Growth, fees under the proposed IMS Agreements would stay the same or decrease and that, with respect to Diversified Equity Income, Mid Cap Growth, Small Cap Advantage, VP Diversified Equity Income and VP Mid Cap Growth fees, would increase under each applicable proposed IMS Agreement. The Board accorded significant weight to the fact that the proposed changes in fee schedules were intended primarily to achieve a rational pricing model applied consistently across the fund family, while assuring that overall fees for each fund are in line with the pricing philosophy. With respect to the equity and balanced funds, the Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board took into account its past determinations regarding the appropriateness of (i) the use of the appropriate index for each fund for the comparison of performance; (ii) the methodology for determining when the Board may change an index used to


--------------------------------------------------------------------------------
42 RIVERSOURCE FUNDS -- PROXY STATEMENT calculate the performance incentive adjustment; (iii) the periods used for averaging the fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that with respect to the relevant subadvised funds, there was limited opportunity for these funds to achieve large scale growth and thus provide RiverSource Investments with potential economies of scale.

The Board next considered the expected profitability to RiverSource Investments and its affiliates derived from their relationship with the funds, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of RiverSource Investments would allow it to operate effectively and, at the same time, reinvest in its businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain funds would result in revenue gains, while taking into account that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly rebranding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the funds and from other business relationships that result from managing the funds. The Board also considered the fees charged by Ameriprise Financial to its institutional clients and paid to subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale. The Board also considered the breakpoints in fees that would be triggered as fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed IMS Agreement provides adequate opportunity for shareholders to realize benefits as fund assets grew.


--------------------------------------------------------------------------------
43  RIVERSOURCE FUNDS -- PROXY STATEMENT

Other Considerations. In addition, the Board accorded weight to the fact that, under the proposed IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments (or its subsidiaries). The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, RiverSource Investments continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the funds with an expectation that the current investment advisory organization would be servicing the funds.


As a result of all of the foregoing, the Board determined that the fees to be paid under each proposed IMS Agreement were fair and reasonable in light of services proposed to be provided.


Board Recommendation and Vote Required. For the foregoing reasons, the Board recommends that shareholders of each fund approve the applicable proposed IMS Agreement. The proposed IMS Agreement must be approved by the lesser of (a) a majority of a fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If shareholders approve the proposed IMS Agreement, it will take effect shortly after the shareholder meeting. If the proposed IMS Agreement is not approved by a Fund, the Board will consider appropriate steps to take for that fund.


--------------------------------------------------------------------------------
44  RIVERSOURCE FUNDS -- PROXY STATEMENT

PROPOSAL 4: APPROVE OR REJECT CHANGES IN THE SUBADVISORY AGREEMENT WITH KENWOOD CAPITAL MANAGEMENT LLC

(Applies to: Small Cap Advantage, VP Small Cap Advantage)

Kenwood Capital Management LLC ("Kenwood") is a registered investment adviser with particular expertise in investments in small capitalization companies. Kenwood is an affiliate of Ameriprise Financial that acts as subadviser for the fund under a subadvisory agreement between Kenwood and RiverSource Investments (the "Kenwood Agreement"). RiverSource Investments recommended to the Board that the fee schedule for the Kenwood Agreement be changed to help ensure that Kenwood receives fees for its services that will allow it to attract and retain high quality investment management and research personnel and to continue efforts to improve performance for the benefit of shareholders in the future. The proposed change in the Kenwood Agreement includes an increase in the fee as well as the addition of a performance incentive adjustment. The fee is paid to Kenwood by RiverSource Investments, not by the fund. This change will not affect the cost to shareholders. A separate proposal to increase fees paid by the fund to RiverSource Investments is discussed in Proposal 3.

Terms of the Current Kenwood Agreement. The current fee paid by RiverSource Investments to Kenwood for managing fund assets is 0.35% of average daily net assets. The complete fee schedule for the fund and other funds managed by RiverSource Investments is found in Section D. The initial approval of the Kenwood Agreement by shareholders was on June 16, 1999.

Proposed Kenwood Agreement Compared to the Current Kenwood Agreement. The terms of the proposed Kenwood Agreement are the same as the current Kenwood Agreement except for (1) the change in the fee schedule and (2) the addition of a performance incentive adjustment. The proposed fee schedule is as follows:


Proposed Subadvisory Fee*
(annual rate, in millions)

                    First $100                 0.600%
                      Next 100                 0.550%
                      Next 100                 0.525%
                      Next 100                 0.500%
                      Next 100                 0.475%
                      Over 500                 0.450%

* For the combined assets of Small Cap Advantage and VP Small Cap Advantage.


--------------------------------------------------------------------------------
45  RIVERSOURCE FUNDS -- PROXY STATEMENT

In addition, the proposed Kenwood Agreement includes a performance incentive adjustment. Under the performance incentive adjustment, the base fee will increase or decrease based on the performance of Kenwood's portion of the fund compared to the performance of the Russell 2000 Index. The fee paid to Kenwood by RiverSource Investments will increase or decrease 3 basis points (0.03%) for each 1% difference between the return of Class A shares of the fund and the return of the Index up to a maximum adjustment of 12 basis points (0.12%). The fee will be calculated monthly over a rolling 12-month period.

Principals and Management Board of Kenwood. Jacob E. Hurwitz and Kent A. Kelley are the principals of Kenwood, located at 333 South 7th Street, Suite 2330, Minneapolis, MN. The following individuals are directors of Kenwood:
Jacob E. Hurwitz, Kent A. Kelley, Ward D. Armstrong, William F. Truscott, Peter A. Gallus and Michelle M. Keeley. Mr. Armstrong, Mr. Truscott, Mr. Gallus and Ms. Keeley are officers of RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, MN. RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, owns 48.6% of Kenwood. Mr. Hurwitz and Mr. Kelley each own a minority interest in Kenwood totaling 48.4%. Associate portfolio managers employed by Kenwood hold the remainder of the firm's stock.


Board Considerations and Conclusions.


At its meeting held on Sept. 8, 2005, the Board, including a majority of its independent members, approved the proposed Kenwood Agreement and recommended its approval by shareholders. In making this determination, the Board evaluated the nature, extent and quality of services provided by Kenwood. This evaluation included an analysis of the resources of Kenwood as well as those of its affiliate, Ameriprise Financial (including those considerations discussed in Proposal 3 under "Basis for Recommendation of the Board - Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and its subsidiaries)"). The Board also examined the investment performance of the fund (see discussion in Proposal 3 under "Basis for Recommendation of the Board - Investment Performance"). The Board observed that Kenwood has delivered solid and consistent performance for the past three years. Based on the foregoing, the Board determined that the nature, extent and quality of advisory services provided by Kenwood were satisfactory. The Board also analyzed the cost of services to the fund as well as to Kenwood. In this regard, the Board observed that the fees paid to Kenwood under the proposed Kenwood Agreement would increase. But, the Board accorded weight to the fact that the fees under the current Kenwood Agreement are well below market rate for similar services. The Board also considered the total expense ratio of the fund (see discussion in Proposal 3 under "Basis for Recommendation of the Board - Cost of Services Provided" for detail regarding


--------------------------------------------------------------------------------
46 RIVERSOURCE FUNDS -- PROXY STATEMENT these considerations). Additionally, the Board took into account that the fee schedule in the proposed Kenwood Agreement includes breakpoints that would be triggered as fund asset levels grow. Based on the foregoing, the Board determined that the fees to be paid under the proposed Kenwood Agreement would be fair and reasonable in light of the quality of services provided.


Recommendation and Vote Required. The Board recommends that shareholders approve the proposed change in the Kenwood Agreement. The change must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the change is approved, the proposed Kenwood Agreement will go into effect as soon as practicable after the shareholder meeting. If the proposed Kenwood Agreement is not approved, the Board will consider what steps to take.

PROPOSAL 5: APPROVE OR REJECT A SUBADVISORY AGREEMENT WITH THREADNEEDLE INTERNATIONAL LIMITED

(Applies to: Emerging Markets, European Equity, Global Equity, International Opportunity, VP Emerging Markets, VP International Opportunity)


Threadneedle International Limited ("Threadneedle"), a direct wholly-owned subsidiary of Ameriprise Financial, acts as subadviser for the fund under a subadvisory agreement between Threadneedle and RiverSource Investments (the "Threadneedle Agreement"). In connection with the transfer of investment management functions described in Proposal 3, independent counsel advised the Board that it would be prudent to seek shareholder approval of the Threadneedle Agreement as well. The transfer does not affect the terms and conditions of the Threadneedle Agreement. The subadvisory fee, which would not change, would continue to be paid to Threadneedle by RiverSource Investments, not by the fund.


Terms of the Current Threadneedle Agreement. The fee paid by RiverSource Investments to Threadneedle for managing fund assets is shown in the table below. The complete fee schedule for the funds subadvised by Threadneedle is found in Section D.

--------------------------------------------------------------------------------
47  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                Assets under management(a)
                                                                                           Aggregate fee
                                     $1-150     Next $500    Next $500                     paid in last
Fund                                 million      million      million     Thereafter     fiscal year(b)
Emerging Markets                      0.45%        0.40%        0.35%         0.30%        $  361,626(c)
European Equity                       0.35%        0.30%        0.25%         0.20%        $   96,408(c)
Global Equity                         0.35%        0.30%        0.25%         0.20%        $  449,149(c)
International Opportunity             0.35%        0.30%        0.25%         0.20%        $  434,968(c)
VP Emerging Markets                   0.45%        0.40%        0.35%         0.30%        $  429,646(d)
VP International Opportunity          0.35%        0.30%        0.25%         0.20%        $3,057,193(d)

(a) The rates shown apply to the corresponding portion of the respective portfolio. For example, if the average daily net assets for Emerging Markets for a given month are $650 million, then the applicable rate is 0.45% on $150 million and 0.40% on the remaining $500 million.

(b) The fee is subject to a performance incentive adjustment based on the performance of one Class A share of the fund compared to the performance of a Lipper index of comparable funds. The amount of the adjustment to Threadneedle's fee, whether positive or negative, is equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the IMS Agreement.

(c) These fees reflect what was paid to Threadneedle as of fiscal year end October 2004. Threadneedle became the subadvisor of these funds starting in July 2004. Prior to this, these funds were subadvised by American Express Asset Management International, Inc. (AEAMI). The total amount paid by Ameriprise Financial to AEAMI for fiscal year end October 2004 was $942,983 for Emerging Markets, $151,173 for Global Balanced, $484,676 for Global Equity and $1,000,707 for International Opportunity.

(d) These fees reflect what was paid to Threadneedle as of fiscal year end August 2005.


Proposed Threadneedle Agreement Compared to the Current Threadneedle Agreement. The terms of the proposed Threadneedle Agreement are the same as the current Threadneedle Agreement.


Chief Executive Officer and Board of Directors of Threadneedle. Simon H. Davies is Director and Chief Executive Officer of Threadneedle. In addition to Mr. Davies, the following individuals are also directors of Threadneedle: Thomas W. Challenor, Strategy and Risk Officer; Timothy N. Gillbanks, Chief Finance Officer; Crispin J. Henderson, Chief Operating Officer; William D. Lowndes, Director-Legal Compliance and Audit, Chief Compliance Officer and Company Secretary; and David F. Sachon, Managing Director of Distribution. All directors are also employees of Threadneedle Management Services Limited and may be reached at the offices of Threadneedle International Limited, 60 St. Mary Axe, London, UK EC3A 8JQ. Threadneedle is a wholly-owned subsidiary of Threadneedle Asset Management Holdings Limited, 60 St. Mary Axe, London, UK EC3A 8JQ, which in turn is a direct wholly-owned subsidiary of Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, MN 55474.


--------------------------------------------------------------------------------
48  RIVERSOURCE FUNDS -- PROXY STATEMENT

Board Considerations and Conclusions.


At its meeting held on Sept. 8, 2005, the Board, including a majority of its independent members, approved the proposed Threadneedle Agreement and recommended its approval by shareholders. In making this determination, the Board evaluated the nature, extent and quality of services provided by Threadneedle. This evaluation included an analysis of the resources of Threadneedle as well as those of its parent, Ameriprise Financial (including those considerations discussed in Proposal 3 under "Basis for Recommendation of the Board - Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and its subsidiaries)"). The Board noted the ability of Threadneedle to manage assets in foreign markets. The Board also examined the investment performance of the fund (see discussion in Proposal 3 under "Basis for Recommendation of the Board - Investment Performance"). Based on the foregoing, the Board determined that the nature, extent and quality of advisory services provided by Threadneedle were satisfactory. The Board also analyzed the cost of services to the fund as well as to Threadneedle. In this regard, the Board observed that the fees paid to Threadneedle under the proposed Threadneedle Agreement would be the same as they are now. The Board also considered the total expense ratio of the fund (see discussion in Proposal 3 under "Basis for Recommendation of the Board - Cost of Services Provided" for detail regarding these considerations). Additionally, the Board took into account that the fee schedule in the proposed Threadneedle Agreement includes breakpoints that would be triggered as fund asset levels grow. Based on the foregoing, the Board determined that the fees to be paid under the proposed Threadneedle Agreement the fund would be fair and reasonable in light of the quality of services provided.


Recommendation and Vote Required. The Board recommends that shareholders approve the Threadneedle Agreement. The change must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Threadneedle Agreement is not approved, the Board will consider what steps to take.

--------------------------------------------------------------------------------
49  RIVERSOURCE FUNDS -- PROXY STATEMENT

PROPOSAL 6: APPROVE OR REJECT A SUBADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS, L.P.


(Applies to: Fundamental Value)


Davis Selected Advisers, L.P. ("Davis") acts as subadviser for the fund under a subadvisory agreement with RiverSource Investments (the "Davis Agreement"). Davis invests money for many clients and, from time to time, has held more than 5% of the voting securities of American Express Company. Immediately after the spin off and from time to time thereafter, Davis may hold more than 5% of the voting securities of Ameriprise Financial. Davis therefore may be considered an affiliate of the fund. In connection with the transfer of investment management functions described in Proposal 3, shareholders are being asked to approve the Davis Agreement as well. The subadvisory fee is paid to Davis by RiverSource Investments, not by the fund. A change in the fee paid to Davis will not affect the fee paid by the fund to RiverSource Investments. The proposed change in the Davis Agreement will not affect the expenses of the fund or the cost to shareholders.

Terms of the Current Davis Agreement. The fee paid by RiverSource Investments to Davis for managing fund assets is 0.45% on average daily net assets up to $100 million, 0.40% on assets from $100 million to $500 million, and 0.35 on assets over $500 million. The complete fee schedule for the fund is found in Section D. The Davis Agreement was approved by AEFC as sole shareholder on June 7, 2001. Davis also manages a similar fund, Davis New York Venture Fund, which is not part of the RiverSource funds for which it is paid at an annual rate based on average net assets as follows: 0.75% on the first $250 million of average net assets, gradually reducing to 0.47% on average net assets in excess of $18 billion.


Proposed Davis Agreement Compared to the Current Davis Agreement. The terms of the proposed Davis Agreement are the same as the current Davis Agreement except for the change in the fee schedule. The proposed fee schedule is as follows:

Proposed Subadvisory Fee
(annual rate, in millions)

               First $100 million                   0.45%
               $100 million - $500 million          0.40%
               $500 million - $1 billion            0.30%
               Over $1 billion                      0.25%

--------------------------------------------------------------------------------
50  RIVERSOURCE FUNDS -- PROXY STATEMENT

President and Board of Directors of Davis. Andrew A. Davis is President and Director of Davis. In addition to Mr. Davis, the following individuals are also directors of Davis: Wesley E. Bass, Jr., Marc P. Blum, Jeremy H. Biggs, Christopher C. Davis, Thomas Gayner, Jerry D. Geist, D. James Guzy, G. Bernard Hamilton, Robert P. Morgenthau, Theodore B. Smith, Jr., Christian R. Sonne and Marsha Williams. All directors may be reached at the offices of the Davis Funds, 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706.

Board Considerations and Conclusions.


At its meeting held on Sept. 8, 2005, the Board, including a majority of its independent members, approved the proposed Davis Agreement and recommended its approval by shareholders. In making this determination, the Board evaluated the nature, extent and quality of services provided by Davis. This evaluation included an analysis of the resources of Davis. The Board also examined the investment performance of the fund (see discussion in Proposal 3 under "Basis for Recommendation of the Board - Investment Performance"). Based on the foregoing, the Board determined that the nature, extent and quality of advisory services provided by Davis were satisfactory. The Board also analyzed the cost of services to the fund as well as to Davis. In this regard, the Board observed that the fees earned by Davis for providing investment management services under the proposed Davis Agreement would be the same as they are now. The Board also considered the total expense ratio of the fund (see discussion in Proposal 3 under "Basis for Recommendation of the Board - Cost of Services Provided" for detail regarding these considerations). Additionally, the Board took into account that the fee schedule in the proposed Davis Agreement includes breakpoints that would be triggered as fund asset levels grow. Based on the foregoing, the Board determined that the fees to be paid under the proposed Davis Agreement for the fund would be fair and reasonable in light of the quality of services provided.


Recommendation and Vote Required. The Board recommends that shareholders approve the proposed Davis Agreement. The change must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Davis Agreement is not approved, the Board will consider what steps to take.

--------------------------------------------------------------------------------
51  RIVERSOURCE FUNDS -- PROXY STATEMENT

PROPOSAL 7: APPROVE OR REJECT CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

(Applies to: All Funds)

The fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. RiverSource Investments recommended to the Board that certain of those policies be modified in order to standardize the policies for all funds and to eliminate unnecessary limitations.

RiverSource Investments believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment policies. Adoption of a new or revised policy is not intended to change current investment techniques employed for the fund. The Board recommends the following changes to the fund's fundamental investment policies:


A. Diversification (Applies to: All Funds except California Tax-Exempt, European Equity, Global Bond, Global Technology, Inflation Protected Securities, Massachusetts Tax-Exempt, Michigan Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt, Portfolio Builder Aggressive, Portfolio Builder Conservative, Portfolio Builder Moderate Fund, Portfolio Builder Moderate Aggressive, Portfolio Builder Moderate Conservative, Portfolio Builder Total Equity, Precious Metals, Real Estate, S&P 500 Index, Small Cap Value, VP Global Bond, VP Global Inflation Protected Securities, VP S&P 500 Index, VP Small Cap Value)

The Board recommends that the fund's fundamental policy with respect to diversification be revised to give the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional or revised language is [underlined] underlined) [/underlined]:


    The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities [underlined] or other investment companies, [/underlined] and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

The percentage limits in the proposed policy are required under the 1940 Act. The amended policy makes one change from the current policy: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the fund may invest up

--------------------------------------------------------------------------------
52 RIVERSOURCE FUNDS -- PROXY STATEMENT to 25% of its total assets in a non-publicly offered money market fund managed by RiverSource Investments (the "cash pool fund"). The cash pool fund is not expected to pay investment advisory, management, or transfer agent fees, although it may do so subject to the conditions of the SEC order and Board approval. The cash pool fund will incur minimal costs for services, such as custodian and auditor fees. The investment manager anticipates that making use of the cash pool fund will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the cash pool fund is expected to serve as a principal option for managing the cash positions of the fund. Future amendments to the fund's fundamental diversification policy would continue to require shareholder approval.


B. Ten Percent Limitation in Single Issuer (Applies to: Balanced, Cash Management, Diversified Bond, Diversified Equity Income, Dividend Opportunity, Emerging Markets, Equity Value, Global Bond, Global Equity, Growth, High Yield Bond, Intermediate Tax-Exempt, International Opportunity, Mid Cap Growth, Select Value, Short Duration U.S. Gov't, Small Cap Advantage, Small Cap Growth, Small Company Index, Strategic Allocation, Tax-Exempt Bond, Tax-Exempt High Income, Tax-Exempt Money Market, VP Balanced, VP Cash Management, VP Diversified Bond, VP Diversified Equity Income, VP Emerging Markets, VP Global Bond, VP Growth, VP High Yield Bond, VP International Opportunity, VP Large Cap Equity, VP Mid Cap Growth, VP Short Duration U.S. Gov't, VP Small Cap Advantage)

The Board recommends that the fund's fundamental policy with respect to investment in a single issuer be revised to permit the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional language is underlined):


    The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, [underlined] except that up to 25% of the Fund's assets may be invested without regard to this 10% limitation. [/underlined]

The 10% percent limit in the proposed policy is required under the 1940 Act. Under the 1940 Act, a fund is permitted to invest up to 25% of its assets without regard to the 10% limitation. The Board recommends that shareholders amend the policy so that it reflects the terms of the 1940 Act. The proposal is not expected to materially affect the operation of the fund. However, the adoption of the proposed investment policy will standardize investment policies.


--------------------------------------------------------------------------------
53  RIVERSOURCE FUNDS -- PROXY STATEMENT

C. Lending (Applies to: All Funds)


The Board recommends that the fund's fundamental policies with respect to lending be replaced with the following policy:


    The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 331/3% of the Fund's total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchases agreements.


Currently each of the funds has two policies with respect to lending. One policy limits lending of portfolio securities to 30% of net assets and the other policy limits cash loans to 5% of total assets. In addition, certain funds have a policy prohibiting loans to the investment manager, or to board members and officers of the investment manager or the fund. This third policy simply states a prohibition of the 1940 Act and the fund is not required to declare this policy as a fundamental policy. It is proposed that all three of these policies be superseded by the policy stated above.

The proposal is not expected to materially affect the operation of the fund. However, the proposed policy would clarify that the fund can participate in an interfund borrowing and lending program with other RiverSource Funds, subject to the requirements of an SEC exemptive order. A fund may only borrow money for temporary purposes and may not borrow for leverage or investment purposes. Appropriate safeguards will be implemented to assure that the fund will not be disadvantaged by making loans to affiliated funds. The proposed policy also would confirm the fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. Finally, the adoption of the proposed investment policy will advance the goal of standardizing investment policies.

--------------------------------------------------------------------------------
54  RIVERSOURCE FUNDS -- PROXY STATEMENT

D. Borrowing (Applies to: All Funds)


The Board recommends that the fund's fundamental policy with respect to borrowing be replaced with the following policy:

    The fund may not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.


Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows RiverSource Investments greater flexibility in managing the fund's cash flow. The current policy limits borrowing to emergency or extraordinary purposes. In order to avoid debate over what constitutes emergency or extraordinary purposes, it is proposed to revise the policy to reflect that the purposes, whatever the circumstances, must be temporary. The fund may not use borrowing for leverage or for investment purposes. In addition, the policy for certain funds includes a prohibition on borrowing property. The Board recommends that this prohibition be deleted in order to standardize investment policies.

Board Recommendation and Vote Required. The Board recommends that shareholders approve the proposed changes. Changes in fundamental policies must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the any of the proposed changes is not approved, the fund will continue to operate under its current policy.


--------------------------------------------------------------------------------
55  RIVERSOURCE FUNDS -- PROXY STATEMENT

SECTION C - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION


This section includes information about proxy voting and the shareholder meetings.

Voting. You are entitled to vote based on your total dollar interest in a fund. Each dollar is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone, or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

Each corporation or trust issues one or more series of shares. Each series is a separate fund. On the election of Board members and the amendment of the Articles of Incorporation, you vote together with the owners of shares of all the other funds that are part of the same corporation or trust. On the Investment Management Services Agreement, Subadvisory Agreement, and changes in fundamental policies, you vote together with the owners of the other shares in your fund.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of dollars you own on the record date, multiplied by the number of Board members to be elected. If you decide to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "For All Except," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) If your shares are held in an IRA account with Ameriprise Trust Company as custodian, you have the right to instruct the IRA Custodian how to vote those shares. The IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner - either For, Against or Abstain - as other fund shareholders have voted. If your investments include any of the variable portfolio funds, you have the right to instruct IDS Life Insurance Company ("IDS Life") or IDS Life Insurance Company of New York ("IDS Life of New York") how to vote the variable portfolio fund shares held under your annuity contract or life insurance

--------------------------------------------------------------------------------
56 RIVERSOURCE FUNDS -- PROXY STATEMENT policy. You do this by voting yourself. IDS Life and IDS Life of New York will vote any fund shares for which they do not receive voting instructions in proportionately the same manner - either For, Against or Abstain - as shares for which they do receive instructions.

Master/Feeder Funds. Some funds are part of a master/feeder structure. The feeder funds seek their investment objectives by investing their assets in master funds with the same policies. Master funds invest in and manage the securities. Proposals 3, 5 and 7 affect certain master funds. Feeder funds, as the sole shareholders of the master fund, will vote for or against each of those proposals in proportion to the vote received from feeder fund shareholders.

The Board of each feeder fund has determined that it is in the best interests of shareholders to withdraw the fund's assets from the master/feeder structure. The necessary steps to finalize the withdrawal are expected to be completed in late 2005 or early 2006. After that date, each feeder fund will invest directly in and manage its own portfolio of securities rather than investing in a master portfolio. RiverSource Investments is the investment adviser to the master portfolio and will continue to serve as the feeder fund's investment adviser under the terms and conditions in the IMS Agreement described in Proposal 3. If the withdrawal from the master fund is completed prior to the date of the shareholder meeting, shareholders of the former feeder fund will vote directly on all issues.

Revoking Your Proxy. If your plans change after you vote your proxy and you would like to vote in person at the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

Joint Proxy Statement/Simultaneous Meetings. This joint proxy statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each fund. The meetings will be held simultaneously with each proposal being voted on separately by shareholders of a corporation or by shareholders of a fund or by a class of shares of the fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

--------------------------------------------------------------------------------
57  RIVERSOURCE FUNDS -- PROXY STATEMENT

Solicitation of Proxies. The Board is asking for your vote and for you to vote as promptly as possible. Ameriprise Financial will pay the expenses for the proxy material, postage and any supplementary solicitations, which may be made by mail, telephone, electronic means or personal contact by financial advisors.

Shareholder Proposals. No proposals were received from shareholders. The funds are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time. Any proposal that a shareholder intends to present at a future shareholder meeting must be submitted to the funds in writing in reasonable time prior to the solicitation of proxies for the meeting

Other Business. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.


Adjournment. In the event that not enough votes are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against any of the proposals. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient votes have been received.


Annual Report. The latest annual report was previously mailed to you. If you would like another copy of the annual report and any subsequent semi-annual report, without charge, please write RiverSource Funds, 70100 Ameriprise Financial Center, Minneapolis, MN 55474 or call (800) 862-7919.

--------------------------------------------------------------------------------
58  RIVERSOURCE FUNDS -- PROXY STATEMENT

SECTION D - FUND INFORMATION


This section contains the following information about your fund, its investment adviser and the independent auditors:

Table         Content

              (all information is shown for the last fiscal period* unless noted otherwise)

------------- -----------------------------------------------------------------------------------
D-1           The fund's current fee schedule under its management agreement
------------- -----------------------------------------------------------------------------------

D-2           The fund's size, number of outstanding shares and 5% owners

------------- -----------------------------------------------------------------------------------
D-3           Payments the fund made to the investment manager and its affiliates
------------- -----------------------------------------------------------------------------------
D-4           Brokerage commissions the fund paid to a broker-dealer affiliate
------------- -----------------------------------------------------------------------------------
D-5           Information about shareholder approval of current management agreements
------------- -----------------------------------------------------------------------------------
D-6           Actual and pro forma Investment Management Services Agreement fees
------------- -----------------------------------------------------------------------------------
D-7A          Actual and pro forma expenses for Class A
------------- -----------------------------------------------------------------------------------
D-7B          Actual and pro forma expenses for Class B
------------- -----------------------------------------------------------------------------------
D-7C          Actual and pro forma expenses for Class C
------------- -----------------------------------------------------------------------------------
D-7D          Actual and pro forma expenses for Class D
------------- -----------------------------------------------------------------------------------
D-7E          Actual and pro forma expenses for Class E
------------- -----------------------------------------------------------------------------------
D-7I          Actual and pro forma expenses for Class I
------------- -----------------------------------------------------------------------------------
D-7Y          Actual and pro forma expenses for Class Y
------------- -----------------------------------------------------------------------------------
D-8A          Audit fees
------------- -----------------------------------------------------------------------------------
D-8B          Audit-related, tax and other fees
------------- -----------------------------------------------------------------------------------


* Last fiscal period prior to Oct. 1, 2005


The Fund's Investment Adviser and Distributor. RiverSource Investments is the investment adviser for each of the funds. Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial, is the distributor for each of the retail funds. IDS Life, a wholly owned subsidiary of Ameriprise Financial, is the distributor for each of the variable portfolio funds. The address for RiverSource Investments, Ameriprise Financial Services, Inc. and IDS Life is 200 Ameriprise Financial Center, Minneapolis, MN 55474.

President and Board of Directors of RiverSource Investments. William F. Truscott is President of RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, MN 55474. The following individuals are directors of RiverSource Investments. Each director is an officer of RiverSource Investments. Directors: William F. Truscott, Ward D. Armstrong and Michelle M. Keeley.


President and Board of Directors of IDS Life. Timothy V. Bechtold is President of IDS Life. The following individuals are directors of IDS Life. Each director is an officer of Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, MN 55474. Directors: Gumer C. Alvero, Timothy V. Bechtold, Arthur H. Berman, Kevin E. Palmer and Mark E. Schwarzmann.


--------------------------------------------------------------------------------
59  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-1. Fund Management Fee Schedule

-------------------------------------- ------------------------------------------------------- --------------------------
Retail Funds                                           Current Management Fee                    Fee Cap or Waivers(1)
                                                     (annual rate; in billions)                     (if applicable)
-------------------------------------- ------------------------------------------------------- --------------------------
Aggressive Growth(2),(4)               First $.5 - .89%; next $.5 - .865%; next $1 - .84%;     1.44% until 5/31/06
                                       next $1 - .815%; next $3 - .79%; over $6 - .765%
-------------------------------------- ------------------------------------------------------- --------------------------
Balanced(2),(3)                        First $1 - .53%; next $1 - .505%; next $1 - .48%;
                                       next $3 - .455%; over $6 - .43%
-------------------------------------- ------------------------------------------------------- --------------------------
California Tax-Exempt,                 First $.25 - .47%; next $.25 - .445%; next $.25 -       0.79% until 6/30/06
Massachusetts Tax-Exempt,              .42%; next $.25 - .405%; over $1 - .38%
Michigan Tax-Exempt,
Minnesota Tax-Exempt,
New York Tax-Exempt,
Ohio Tax-Exempt
-------------------------------------- ------------------------------------------------------- --------------------------
Cash Management                        First $1.0 - .36%; next $.5 - .343%; next $.5 -         Cash Management: 0.73%
Tax-Exempt Money                       .325%; next $.5 - .308%; next $1 - .29%; next $3 -      until 7/31/06
    Market                             .27%; over $6.5 - .25%
-------------------------------------- ------------------------------------------------------- --------------------------
Core Bond Limited Duration             First $1 - .54%; next $1 - .515%; next $1 - .49%;       0.89% until 7/31/06
                                       next $3 - .465%; next $3 - .44%; over $9 - .415%
-------------------------------------- ------------------------------------------------------- --------------------------
Disciplined Equity(2)                  First $1 - .60%; next $1 - .575%; next $1 - .55%;       Disciplined Equity:
Growth(2),(3)                          next $3 - .525%; next $6 - .50%; next $12 - .49%;       1.25% until 7/31/06
Large Cap Equity(2)                    over $24 - .48%                                         Large Cap Value: 1.29%
Large Cap Value(2)                                                                             until 7/31/06
Mid Cap Growth(2)
New Dimensions(2),(3)
-------------------------------------- ------------------------------------------------------- --------------------------
Discovery (2),(15)                     First $.25 - .64%; next $.25 - .615%; next  $.25 -      1.49% until 7/31/06
                                       .59%; next $.25 - .565%; next $1 - .54%;  over $2 -
                                       .515%
-------------------------------------- ------------------------------------------------------- --------------------------
Diversified Bond                       First $1 - .52%; next $1 - .495%; next $1 - .47%;       Diversified Bond: 0.89%
Selective(3)                           next $3 - .445%; next $3 - .42%; over $9 - .395%        until 8/31/06
Short Duration U.S. Gov't                                                                      Selective, Short
U.S. Gov't Mortgage                                                                            Duration U.S. Gov't and
                                                                                               U.S. Gov't Mortgage 0.89%
                                                                                               until 5/31/06
-------------------------------------- ------------------------------------------------------- --------------------------
Diversified Equity Income(2),(3)       First $.5 - .53%; next $.5 - .505%; next $1 - .48%;
Equity Value(2)                        next $1 - .455%; next $3 - .43%; over $6 - .40%
Stock(2),(3)
Strategic Allocation(2),(3)
-------------------------------------- ------------------------------------------------------- --------------------------


--------------------------------------------------------------------------------
60  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-1. (continued)


------------------------------ ------------------------------------------------------- --------------------------------
Retail Funds                                   Current Management Fee                       Fee Cap or Waivers(1)
                                             (annual rate; in billions)                        (if applicable)
------------------------------ ------------------------------------------------------- --------------------------------
Dividend Opportunity(2)        First $.5 - .61%; next $.5 - .585%; next $1 - .56%;
                               next $1 - .535%; next $3 - .51%; over $6 - .48%
------------------------------ ------------------------------------------------------- --------------------------------
Emerging Markets(2),(3),(5)    First $.25 - 1.10%; next $.25 - 1.08%;  next $.25 -     1.99% until 10/31/06
                               1.06%; next $.25 - 1.04%;  next $1 - 1.02%; over $2 -
                               1.0%
------------------------------ ------------------------------------------------------- --------------------------------
European Equity(2),(5)         First $.25 - .80%; next $.25 - .775%;  next $.25 -      International Opportunity:
Global Equity(2),(3),(5)       .75%; next $.25 - .725%; next  $1 - .70%; over $2 -     1.55% until 10/31/06
International                  .675%
   Opportunity(2),(5)
Precious Metals(2)
------------------------------ ------------------------------------------------------- --------------------------------
Fundamental Growth(2),(6)      First $1 - .78%; next $1 - .755%; next $1 - .73%;       1.40% until 5/31/06
                               next $3 - .705%; over $6 - .68%
------------------------------ ------------------------------------------------------- --------------------------------
Fundamental Value(2),(7)       First $.5 - .73%; next $.5 - .705%; next $1 - .68%;
Value(2),(8)                   next $1 - .655%; next $3 - .63%; over $6 - .60%
------------------------------ ------------------------------------------------------- --------------------------------
Global Balanced(2),(5)         First $.25 - .79%; next $.25 - .765%; next  $.25 -
                               .74%; next $.25 - .715%; next $1 - .69%; over $2 -
                               .665%
------------------------------ ------------------------------------------------------- --------------------------------
Global Bond(3)                 First $.25 - .77%; next $.25 - .745%; next $.25 -       1.25% until 10/31/06
                               .72%; next $.25 - .695%; over $1 - .67%
------------------------------ ------------------------------------------------------- --------------------------------
Global Technology(2),(3)       First $.25 - .72%; next $.25 - .695%; next  $.25 -      1.82% until 10/31/06
                               .67%; next $.25 - .645%; next $1 - .62%; over $2 -
                               .595%
------------------------------ ------------------------------------------------------- --------------------------------
High Yield Bond                First $1 - .59%; next $1 - .565%; next $1 - .54%;
                               next $3 - .515%; next $3 - .49%; over $9 - .465%
------------------------------ ------------------------------------------------------- --------------------------------
Income Opportunities           First $1 - .61%; next $1 - .585%; next $1 - .56%;       1.19% until 7/31/06
                               next $3 - .535%; next $3 - .51%; over $9 - .485%
------------------------------ ------------------------------------------------------- --------------------------------
Inflation Protected            First $1 - .44%; next $1 - .415%; next $1 - .39%;       0.84% until 7/31/06
Securities                     next $3 - .365%; next $3 - .34%; over $9 - .315%
------------------------------ ------------------------------------------------------- --------------------------------
Insured Tax-Exempt
Intermediate Tax-Exempt
------------------------------ ------------------------------------------------------- --------------------------------
Tax-Exempt Bond                First $1 - .45%; next $1 - .425%; next $1 - .4%; next   Intermediate Tax-Exempt  and
                               $3 - .375%; over $6 - .35%                              Tax-Exempt Bond: 0.79% until
                                                                                       11/30/06 Insured Tax-Exempt:
                                                                                       0.79% until 6/30/06
------------------------------ ------------------------------------------------------- --------------------------------
International Aggressive       First $.25 - 1%; next $.25 - .975%; next  $.25 -
Growth(2),(9)                  .95%; next $.25 - .925%; next $1 - .90%; over $2 -
                               .875%
------------------------------ ------------------------------------------------------- --------------------------------


--------------------------------------------------------------------------------
61  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-1. (continued)


---------------------------------- -------------------------------------------------- -------------------------
Retail Funds                                    Current Management Fee                 Fee Cap or Waivers(1)
                                              (annual rate; in billions)                  (if applicable)
---------------------------------- -------------------------------------------------- -------------------------
International Equity(2),(10)       First $.25 - .97%; next $.25 - .945%; next  $.25   1.65% until 10/31/06
                                   - .92%; next $.25 - .895%; next $1 - .87%; over
                                   $2 - .845%
---------------------------------- -------------------------------------------------- -------------------------
International Select               First $.25 - .90%; next $.25 - .875%; next  $.25
    Value(2),(11)                  - .85%; next $.25 - .825%; next $1 - .80%; over
                                   $2 - .775%
---------------------------------- -------------------------------------------------- -------------------------
International Small                First $.25 - 1.12%; next $.25 - 1.095%; next       1.92% until 10/31/06
    Cap(2),(12)                    $.25 - 1.070%; next $.25 - 1.045%; next  $1 -
                                   1.020%; over $2 - .995%
---------------------------------- -------------------------------------------------- -------------------------
Mid Cap Value(2)                   First $1 - .70%; next $1 - .675%; next $1 -
                                   .65%; next $3 - .625%; next $6 - .60%; next $12
                                   - .59%; over $24 - .58%
---------------------------------- -------------------------------------------------- -------------------------
Portfolio Builder                  0.08%                                              0.59% until 1/31/07
    Conservative
---------------------------------- -------------------------------------------------- -------------------------
Portfolio Builder                  0.08%                                              0.59% until 1/31/07
    Moderate Conservative
---------------------------------- -------------------------------------------------- -------------------------
Portfolio Builder                  0.08%                                              0.59% until 1/31/07
    Moderate
---------------------------------- -------------------------------------------------- -------------------------
Portfolio Builder                  0.08%                                              0.59% until 1/31/07
    Moderate Aggressive
---------------------------------- -------------------------------------------------- -------------------------
Portfolio Builder                  0.08%                                              0.59% until 1/31/07
    Aggressive
---------------------------------- -------------------------------------------------- -------------------------
Portfolio Builder Total            0.08%                                              0.59% until 1/31/07
    Equity
---------------------------------- -------------------------------------------------- -------------------------
Real Estate(2)                     First $1 - .84%; next $1 - .815%; next $1 -        1.49% until 6/30/06
                                   .79%; next $3 - .765%; next $6 - .74%; next $12
                                   - .73%; over $24 - .72%
---------------------------------- -------------------------------------------------- -------------------------
S&P 500 Index                      First $1 - .24; next $1 - .23%; next $3 - .22%;    0.59% until 1/31/07
                                   over $5 - .21%
---------------------------------- -------------------------------------------------- -------------------------
Select Value(2),(13)               First $.5 - .78%; next $.5 - .755%; next $1 -
                                   .73%; next $1 - .705%; next $3 - .68%; over $6 -
                                   .65%
---------------------------------- -------------------------------------------------- -------------------------
Small Cap Advantage(2),(14)        First $.25 - .74%; next $.25 - .715%; next  $.25
                                   - .69%; next $.25 - .665%; next $1 - .64%; over
                                   $2 - .615%
---------------------------------- -------------------------------------------------- -------------------------


--------------------------------------------------------------------------------
62  RIVERSOURCE FUNDS -- PROXY STATEMENT

-------------------------------- ------------------------------------------------------- -----------------------------
Retail Funds                                     Current Management Fee                     Fee Cap or Waivers(1)
                                               (annual rate; in billions)                      (if applicable)
-------------------------------- ------------------------------------------------------- -----------------------------
Small Cap Equity (2),(15)        First $.25 - .97%; next $.25 - .945%; next $.25 -       Small Cap Equity: 1.55%
Small Cap Value(2),(16)          .92%; next $.25 - .895%; over $1 - .87%                 until 5/31/06; Small Cap
                                                                                         Value: 1.59% until 5/31/06
-------------------------------- ------------------------------------------------------- -----------------------------
Small Cap Growth(2),(17)         First $.25 - .92%; next $.25 - .895%; next  $.25 -      1.70% until 3/31/07
                                 .87%; next $.25 - .845%; next $1 - .82%; over $2 -
                                 .795%
-------------------------------- ------------------------------------------------------- -----------------------------
Small Company Index              First $.25 - .38%; next $.25 - .37%; next $.25 -        0.89% until 1/31/07
                                 .36%; next $.25 - .35%; over $1 - .34%
-------------------------------- ------------------------------------------------------- -----------------------------
Strategy Aggressive(2),(4)       First $1 - .60%; next $1 - .575%; next $1 - .55%;
                                 next $3 - .525%; over $6 - .50%
-------------------------------- ------------------------------------------------------- -----------------------------
Tax-Exempt High Income           First $1 - .49%; next $1 - .465%; next $1 - .44%;       0.79% until 11/30/06
                                 next $3 - .415%; next $3 - .39%; over $9 - .36%
-------------------------------- ------------------------------------------------------- -----------------------------


   (1) For all funds except S&P 500 Index, the information is shown for Class A shares. Fees and expenses in excess of the percentage shown will be waived or reimbursed, prior to giving effect to any PIA. For S&P 500 Index, the fee cap is shown for Class D shares. Fee caps for other classes of shares will vary slightly based on the expenses of those classes.

   (2) The fund has a PIA based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.

   (3) The fund is part of the master/feeder structure. Management fees are paid by the portfolio on behalf of the fund.

   (4) The fund has subadvisory agreements with American Century Investment Management, Inc. and Turner Investment Partners, Inc.

   (5) The fund has a subadvisory agreement with Threadneedle International Limited.

   (6) The fund has subadvisory agreements with Wellington Management Company, LLP and Goldman Sachs Asset Management L.P.


   (7) The fund has a subadvisory agreement with Davis Selected Advisers, L.P.


   (8) The fund has a subadvisory agreement with Lord, Abbett & Co.


   (9) The fund has subadvisory agreements with American Century Global Investment Management, Inc. and Columbia Wanger Asset Management, L.P.


  (10) The fund has subadvisory agreements with Marsico Capital Management LLC and The Boston Company Asset Management.

  (11) The fund has a subadvisory agreement with Alliance Capital Management L.
       P.

  (12) The fund has subadvisory agreements with Wellington Management Company, LLP and Templeton Investment Counsel LLP.

  (13) The fund has a subadvisory agreement with Gabelli Asset Management
       Company.

  (14) The fund has a subadvisory agreement with Kenwood Capital Management LLC.

  (15) The fund has subadvisory agreements with American Century Investment Management, Inc., Lord, Abbett & Co. and Wellington Management Company, LLP.

  (16) The fund has subadvisory agreements with Royce & Associates, Inc.; Goldman Sachs Asset Management L.P.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Donald Smith & Co., Inc.; and Franklin Portfolio Associates.


  (17) The fund has subadvisory agreements with Essex Investment Management Company, LLC, Turner Investment Partners, Inc.; MDT Advisers and UBS Global Asset Management (Americas) Inc.


--------------------------------------------------------------------------------
63  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-1. (continued)


-------------------------------- ------------------------------------------------------ ---------------------------
Variable Portfolio Funds                        Current Management Fee                    Fee Cap or Waivers(1)
                                              (annual rate; in billions)                     (if applicable)
-------------------------------- ------------------------------------------------------ ---------------------------
VP Balanced(2)                   First $.5 - .63%; next $.5 - .615%; next $1 - .60%;
                                 next $1 - .585%; next $3 - .57%; over $6 - .55%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Cash Management               First $1 - .51%; next $.5 - .493%; next $.5 - .475%;
                                 next $.5 - .458%; over $2.5 - .44%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Core Bond                     First $1 - .63%; next $1 - .615%; next $1 - .60%;      .83% until 8/31/06
                                 next $3 - .585%; next $3 - .57%; over $9 - .555%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Core Equity                   .40%                                                   .40%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Diversified Bond              First $1 - .61%; next $1 - .595%; next $1 - .58%;
VP Short Duration                next $3 - .565%; next $3 - .55%; over $9 - .535%
    U.S. Gov't
-------------------------------- ------------------------------------------------------ ---------------------------
VP Diversified Equity            First $.5 - .56%; next $.5 - .545%; next $1 - .53%;
Income(1)                        next $1 - .515%; next $3 - .50% over $6 - .47%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Emerging Markets(2),(3)       First $.25 - 1.17%; next $.25 - 1.155%; next $.25 -    1.75% until 8/31/06
                                 1.14%; next $.25 -1.125%; next $1 - 1.11%; over $2 -
                                 1.095%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Global Bond                   First $.25 - .84%; next $.25 - .825%; next $.25 -
                                 .81%; next $.25 - .795%; over $1 - .78%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Growth(2)                     First $1 - .63%; next $1 - .615%; next $1 - .60%;      For VP Large Cap Value:
VP Large Cap Equity(2)           next $3 - .585%; over $6 - .57%                        1.05% until 8/31/06
VP Large Cap Value(2)
VP New Dimensions(2)
-------------------------------- ------------------------------------------------------ ---------------------------
VP High Yield Bond               First $1 - .62%; next $1 - .605%; next $1 - .59%;
                                 next $3 - .575%; next $3 - .56%; over $9 - .545%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Income Opportunities          First $1 - .64%; next $1 - .625%; next $1 - .61%;      .99% until 8/31/06
                                 next $3 - .595%; next $3 - .58%; over $9 - .565%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Global Inflation              First $1 - .49%; next $1 - .475%; next $1 - .46%;      .72% until 8/31/06
    Protected Securities         next $3 - .445%; next $3 - .43%; over $9 - .415%
-------------------------------- ------------------------------------------------------ ---------------------------


--------------------------------------------------------------------------------
64  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-1. (continued)


-------------------------------- ------------------------------------------------------ ---------------------------
Variable Portfolio Funds         Current Management Fee (annual rate; in billions)      Fee Cap or Waivers(1) (if
                                                                                        applicable)
-------------------------------- ------------------------------------------------------ ---------------------------
VP International                 First $.25 - .87%; next $.25 - .855%; next  $.25 -
Opportunity(2),(3)               .84%; next $.25 - .825%; next $1 - .81%; over $2 -
                                 .795%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Mid Cap Growth(2)             First $.25 - .65%; next $.25 - .635%; next $.25 -      1.10% until 8/31/06
                                 .62%; next $.25 - .605%; next $1 - .59%; next $1 -
                                 .575%; over $3 - .56%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Mid Cap Value(2)              First $1 - .73%; next $1 - .705%; next $1 - .68%;      1.08% until 8/31/06
                                 next $3 - .655%; next $6 - .63%; next $12 - .62%;
                                 over $24 - .61%
-------------------------------- ------------------------------------------------------ ---------------------------
VP S&P 500 Index                 First $1 - .29%; next $1 - .28%; next $3 - .27%;       .495% until 8/31/06
                                 over $5 - .26%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Select Value(2),(6)           First $.5 - .81%; next $.5 - .795%; next $1 - .78%;    1.15% until 8/31/06
                                 next $1 - .765%; next $3 - .75%; over $6 - .72%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Small Cap                     First $.25 - .79%; next $.25 - .77%; next  $.25 -
Advantage(2),(5)                 .75%; next $.25 - .73%; next $1 - .71%; over $2 -
                                 .65%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Small Cap Value(2),(4)        First $.25 - 1.02%; next $.25 - 1.00%; next  $.25 -    1.25% until 8/31/06
                                 .98%; next $.25 -.96%; next $1 - .94%; over $2 - .92%
-------------------------------- ------------------------------------------------------ ---------------------------
VP Strategy Aggressive           First $.25 - .65%; next $.25 - .635%; next  $.25 -
                                 .62%; next $.25 -.605%; next $1 - .59%; over $2 -
                                 .575%
-------------------------------- ------------------------------------------------------ ---------------------------


   (1) Fees and expenses in excess of the percentage shown will be waived or reimbursed, prior to giving effect to any PIA.

   (2) The fund has a PIA based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.

   (3) The fund has a subadvisory agreement with Threadneedle International Limited.


   (4) The fund has subadvisory agreements with Royce & Associates, LLC; Goldman Sachs Asset Management L.P.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Donald Smith & Co., Inc.; and Franklin Portfolio Associates.


   (5) The fund has a subadvisory agreement with Kenwood Capital Management LLC.

   (6) The fund has a subadvisory agreement with Gabelli Asset Management
       Company.

--------------------------------------------------------------------------------
65  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-2. Fund Size And 5% Owners

as of September 30, 2005

Fund                         Net Assets    Outstanding Shares    5% Owners
Retail Funds:
   Aggressive Growth
      Class A                $30,462,999        3,807,197           (1)
      Class B                  7,757,666          986,357         None
      Class C                    637,400           81,067           (2)
      Class I                 55,735,958        6,923,089           (3)
      Class Y                     38,714            4,821           (4)

   Balanced

      Class A                989,847,242      100,563,086         None
      Class B                 81,235,246        8,306,982         None
      Class C                  3,167,432          324,045         None
      Class Y                164,003,751       16,664,056           (5)
   California Tax-Exempt
      Class A                184,480,530       35,291,948         None
      Class B                 12,739,113        2,438,311         None
      Class C                  2,878,539          550,017           (6)
   Cash Management
      Class A              2,969,965,376    2,969,755,089         None
      Class B                107,414,013      107,605,539         None
      Class C                  2,026,510        2,026,881           (7)
      Class I                 13,215,488       13,216,008           (8)
      Class Y                139,566,909      139,634,090           (9)
   Core Bond
      Class A                 35,122,802        3,630,787          (10)
      Class B                 12,106,767        1,251,196         None
      Class C                    605,474           62,555          (11)
      Class I                122,992,343       12,723,991          (12)
      Class Y                    100,581           10,399          (13)
   Disciplined Equity
      Class A                 32,276,709        4,753,442          (14)
      Class B                  9,368,502        1,396,861         None
      Class C                    215,153           32,080          (15)
      Class I                 90,562,547       13,259,515          (16)
      Class Y                     34,836            5,118          (17)

--------------------------------------------------------------------------------
66 RIVERSOURCE FUNDS -- PROXY STATEMENT as of September 30, 2005

Fund                         Net Assets    Outstanding Shares    5% Owners
   Diversified Bond
      Class A             $1,742,668,306      360,929,225          (18)
      Class B                476,270,093       98,619,257         None
      Class C                 17,722,563        3,665,171         None
      Class I                      9,836            2,037          (19)
      Class Y                144,541,408       29,933,483          (20)
   Diversified Equity Income
      Class A              3,750,582,404      309,712,571          (21)
      Class B              1,141,019,668       94,507,900         None
      Class C                 58,192,375        4,825,898         None
      Class I                 95,654,501        7,887,479          (22)
      Class Y                 57,831,755        4,771,115          (23)
   Dividend Opportunity
      Class A                889,897,301      118,997,386          (24)
      Class B                289,152,159       38,928,684         None
      Class C                 13,343,663        1,797,479         None
      Class I                     11,337            1,513          (19)
      Class Y                    389,323           51,944          (25)
   Emerging Markets
      Class A                313,828,701       35,659,061          (26)
      Class B                 78,466,067        9,430,788         None
      Class C                  2,768,987          332,026         None
      Class I                 19,954,288        2,236,448          (27)
      Class Y                 21,620,897        2,427,357          (28)
   Equity Value
      Class A                890,011,764       81,585,220         None
      Class B                219,010,206       20,036,987         None
      Class C                  3,408,830          314,205          (29)
      Class I                     11,683            1,070          (19)
      Class Y                  9,687,928          887,315          (30)

--------------------------------------------------------------------------------
67 RIVERSOURCE FUNDS -- PROXY STATEMENT as of September 30, 2005

Fund                         Net Assets    Outstanding Shares    5% Owners
   European Equity
      Class A                $83,096,070       19,221,477          (31)
      Class B                 32,333,856        7,595,255         None
      Class C                  1,453,637          341,461          (32)
      Class I                     12,407            2,865          (19)
      Class Y                     15,877            3,668          (33)
   Fundamental Growth
      Class A                 17,834,417        2,982,269          (34)
      Class B                  6,910,298        1,178,412         None
      Class C                    350,088           59,641          (35)
      Class I                 99,230,986       16,470,665          (36)
      Class Y                     35,817            5,952          (37)
   Fundamental Value
      Class A                721,649,741      126,248,011          (38)
      Class B                291,432,945       52,324,537         None
      Class C                 18,188,243        3,253,306         None
      Class I                 50,966,087        8,838,871          (39)
      Class Y                    692,384          120,515          (40)
   Global Bond
      Class A                364,917,832       54,679,841          (41)
      Class B                114,417,059       17,124,375         None
      Class C                  4,388,971          659,671         None
      Class I                 83,000,365       12,413,605          (42)
      Class Y                     85,205           12,737          (25)
   Global Equity
      Class A                455,785,733       70,888,162          (43)
      Class B                104,061,342       17,145,801         None
      Class C                  2,244,332          372,030         None
      Class Y                  6,551,615        1,010,179          (44)
   Global Technology
      Class A                124,419,109       61,345,765          (45)
      Class B                 48,110,237       27,206,908         None
      Class C                  3,403,255        1,919,217         None
      Class I                     12,047            5,882          (19)
      Class Y                    330,049          162,034          (46)

--------------------------------------------------------------------------------
68 RIVERSOURCE FUNDS -- PROXY STATEMENT as of September 30, 2005

Fund                         Net Assets    Outstanding Shares    5% Owners
   Growth
      Class A             $2,203,304,395       77,837,603          (47)
      Class B                523,481,036       20,177,254         None
      Class C                 16,241,663          625,977         None
      Class I                159,774,716        5,525,838          (48)
      Class Y                292,709,960       10,170,179          (49)

   High Yield Bond

      Class A              1,726,980,660      600,282,256          (50)
      Class B                527,513,471      183,465,543         None
      Class C                 33,582,470       11,748,841         None
      Class I                     10,137            3,521          (19)
      Class Y                    487,959          169,744          (51)
   Income Opportunities
      Class A                204,752,316       19,672,643          (52)
      Class B                 74,389,770        7,149,878         None
      Class C                  7,071,403          679,776         None
      Class I                 74,497,853        7,148,199          (53)
      Class Y                    410,217           39,385          (54)
   Inflation Protected Securities
      Class A                 93,446,225        9,199,467          (55)
      Class B                 47,670,447        4,695,096         None
      Class C                  3,819,693          376,194         None
      Class I                 58,035,240        5,713,259          (56)
      Class Y                     10,157            1,000          (57)
   Intermediate Tax-Exempt Bond
      Class A                106,627,185       20,015,248          (58)
      Class B                 17,466,213        3,281,104         None
      Class C                  6,566,497        1,233,452         None
      Class Y                      1,285              243          (19)
   International Aggressive Growth
      Class A                221,743,043       26,725,985          (59)
      Class B                 59,272,357        7,352,091         None
      Class C                  3,382,513          419,633         None
      Class I                 80,949,756        9,664,713          (60)
      Class Y                    465,015           55,744          (61)

--------------------------------------------------------------------------------
69 RIVERSOURCE FUNDS -- PROXY STATEMENT as of September 30, 2005

Fund                         Net Assets    Outstanding Shares    5% Owners
   International Equity
      Class A                $95,352,103       12,695,477          (62)
      Class B                 24,664,771        3,329,668         None
      Class C                  1,486,163          200,537          (63)
      Class I                 44,481,652        5,890,334          (64)
      Class Y                     96,360           12,808          (65)
   International Opportunity
      Class A                424,142,870       53,835,610          (66)
      Class B                 84,430,216       11,021,450         None
      Class C                  2,764,134          363,224         None
      Class I                 49,026,932        6,155,539          (67)
      Class Y                    362,926           45,811          (68)
   International Select Value
      Class A              1,022,343,469      109,991,789          (69)
      Class B                315,518,381       35,007,800         None
      Class C                 17,431,882        1,935,319         None
      Class I                 60,250,633        6,417,520          (70)
      Class Y                    908,843           97,133          (71)
   International Small Cap
      Class A                 67,746,637        7,437,597          (72)
      Class B                 17,486,625        1,965,173         None
      Class C                    844,258           94,641         None
      Class I                 10,035,932        1,091,527          (73)
      Class Y                     84,692            9,257          (74)
   Large Cap Equity
      Class A              1,044,944,281      199,514,923          (75)
      Class B                372,956,613       72,818,404         None
      Class C                  8,898,385        1,734,333         None
      Class I                 46,831,631        8,852,605          (76)
      Class Y                    253,870           48,212          (77)

--------------------------------------------------------------------------------
70 RIVERSOURCE FUNDS -- PROXY STATEMENT as of September 30, 2005

Fund                         Net Assets    Outstanding Shares    5% Owners
   Large Cap Value
      Class A                $72,486,323       12,434,782          (78)
      Class B                 25,555,403        4,436,034         None
      Class C                  1,276,581          221,632         None
      Class I                 41,242,356        7,030,729          (79)
      Class Y                    117,748           20,125          (80)
   Limited Duration Bond
      Class A                 81,010,661        8,304,193          (81)
      Class B                 23,332,279        2,391,337         None
      Class C                  1,661,660          170,364          (82)
      Class I                 76,435,968        7,834,086          (83)
      Class Y                     59,987            6,150          (84)
   Massachusetts Tax-Exempt
      Class A                 55,318,102       10,318,149          (85)
      Class B                 15,136,280        2,823,230         None
      Class C                  1,246,511          232,598          (86)
   Michigan Tax-Exempt
      Class A                 51,366,096        9,706,841          (87)
      Class B                  4,693,474          886,584          (88)
      Class C                  1,926,971          364,102          (89)
   Mid Cap Growth
      Class A              1,369,390,930       97,396,587          (90)
      Class B                327,603,602       25,385,891         None
      Class C                 12,405,180          961,433         None
      Class I                 39,230,589        2,743,086          (91)
      Class Y                193,879,455       13,619,592          (92)
   Mid Cap Value
      Class A                781,922,066       91,332,628          (93)
      Class B                242,238,244       28,890,614         None
      Class C                 13,765,853        1,641,443         None
      Class I                 11,962,750        1,382,578          (94)
      Class Y                    817,956           94,943          (95)

--------------------------------------------------------------------------------
71 RIVERSOURCE FUNDS -- PROXY STATEMENT as of September 30, 2005

Fund                         Net Assets    Outstanding Shares    5% Owners
   Minnesota Tax-Exempt
      Class A               $336,606,720       63,704,128         None
      Class B                 42,526,880        8,046,992         None
      Class C                  8,926,130        1,689,083         None
   New York Tax-Exempt
      Class A                 70,838,255       13,852,761          (96)
      Class B                  9,242,795        1,807,455         None
      Class C                  1,302,757          254,752          (97)
   Ohio Tax-Exempt
      Class A                 49,888,439        9,467,139          (98)
      Class B                  7,371,782        1,399,019          (99)
      Class C                  1,849,037          350,777         (100)
   Portfolio Builder Aggressive
      Class A                218,947,226       19,377,058         None
      Class B                 62,196,208        5,557,321         None
      Class C                  5,231,913          467,685         None
      Class Y                     87,026            7,693         (101)
   Portfolio Builder Conservative
      Class A                 59,992,550        5,784,108         None
      Class B                 30,232,453        2,922,068         None
      Class C                  6,219,336          600,940         None
      Class Y                     32,699            3,178         (102)
   Portfolio Builder Moderate
      Class A                336,213,095       30,859,805         None
      Class B                126,014,155       11,603,313         None
      Class C                 14,353,538        1,320,552         None
      Class Y                     33,938            3,119         (103)
   Portfolio Builder Moderate Aggressive
      Class A                456,042,200       41,155,187         None
      Class B                124,634,025       11,282,511         None
      Class C                 12,522,364        1,133,803         None
      Class Y                     70,704            6,376         (104)

--------------------------------------------------------------------------------
72 RIVERSOURCE FUNDS -- PROXY STATEMENT as of September 30, 2005

Fund                         Net Assets    Outstanding Shares    5% Owners
   Portfolio Builder Moderate Conservative
      Class A               $126,353,145       11,887,101         None
      Class B                 54,413,478        5,130,965         None
      Class C                  9,246,715          871,601         None
      Class Y                     26,266            2,480         (105)
   Portfolio Builder Total Equity
      Class A                176,564,460       15,413,673         None
      Class B                 52,116,332        4,592,863         None
      Class C                  4,495,245          396,157         None
      Class Y                     99,865            8,702         (106)
   Precious Metals
      Class A                 69,126,703        6,576,173         (107)
      Class B                 16,440,817        1,647,821         None
      Class C                  1,830,621          185,149         (108)
      Class I                     10,467              989          (19)
      Class Y                     49,268            4,651         (109)
   Real Estate
      Class A                 74,321,515        5,319,896         (110)
      Class B                 19,622,739        1,411,899         None
      Class C                  1,046,594           75,305         None
      Class I                 55,514,957        3,967,605         (111)
      Class Y                     28,765            2,063         (112)
   S&P 500 Index
      Class D                 65,141,971       13,653,518          (25)
      Class E                217,968,597       45,417,444         (113)
   Select Value
      Class A                547,056,024       78,504,743         (114)
      Class B                189,313,145       27,858,129         None
      Class C                 11,895,508        1,750,301         None
      Class I                 17,705,990        2,515,653         (115)
      Class Y                     94,561           13,494         (116)

--------------------------------------------------------------------------------
73 RIVERSOURCE FUNDS -- PROXY STATEMENT as of September 30, 2005

Fund                         Net Assets    Outstanding Shares    5% Owners
   Short Duration U.S. Gov't
      Class A               $820,480,655      172,635,517         (117)
      Class B                463,856,176       97,584,022         None
      Class C                 20,258,420        4,262,297         None
      Class I                 50,510,115       10,614,046         (118)
      Class Y                 32,204,927        6,774,009         (119)
   Small Cap Advantage
      Class A                607,717,167       79,464,010         (120)
      Class B                204,643,195       28,153,629         None
      Class C                 11,925,584        1,640,448         None
      Class I                  8,925,772        1,148,172         (121)
      Class Y                    654,355           84,691         (122)
   Small Cap Equity
      Class A                140,497,613       22,370,142         (123)
      Class B                 47,818,274        7,837,487         None
      Class C                  3,841,785          630,386         None
      Class I                 10,123,884        1,596,475         (124)
      Class Y                    293,135           46,319         (125)
   Small Cap Growth
      Class A                139,313,934       30,294,588         (126)
      Class B                 60,835,369       13,710,954         None
      Class C                  5,967,033        1,344,464         None
      Class I                  9,587,094        2,058,945         (127)
      Class Y                    132,123           28,541         (128)
   Small Cap Value
      Class A                755,648,619      106,905,619         (129)
      Class B                328,789,656       47,762,801         None
      Class C                 21,307,670        3,089,422         None
      Class I                 11,822,805        1,655,717         (130)
      Class Y                    217,488           30,597         (131)

--------------------------------------------------------------------------------
74 RIVERSOURCE FUNDS -- PROXY STATEMENT as of September 30, 2005

Fund                         Net Assets    Outstanding Shares    5% Owners
   Small Company Index
      Class A               $865,614,276       96,733,551         (132)
      Class B                346,782,708       42,102,446         None
      Class Y                 10,897,824        1,199,057         (133)

   Strategic Allocation

      Class A                937,599,917       94,157,621         None
      Class B                 96,316,204        9,745,469         None
      Class C                  6,951,649          705,134         None
      Class Y                  4,286,748          430,514         (134)
   Tax-Exempt Bond
      Class A                620,913,752      160,136,048         None
      Class B                 30,276,575        7,808,249         None
      Class C                  3,928,709        1,012,887         None
      Class Y                      1,887              487          (19)
   Tax-Exempt High Income Bond
      Class A              3,581,661,059      808,428,906         None
      Class B                197,504,197       44,583,702         None
      Class C                 24,270,554        5,476,132         None
      Class Y                      1,998              450          (19)
   Tax-Exempt Money Market   113,855,036      113,982,997         None
   U.S. Gov't Mortgage
      Class A                153,898,993       30,441,915         (135)
      Class B                 84,767,339       16,760,791         None
      Class C                  9,356,540        1,849,778         None
      Class I                      9,808            1,942          (19)
      Class Y                 33,759,158        6,682,021         (136)
   Value
      Class A                260,276,151       46,716,933         (137)
      Class B                128,769,111       23,679,313         None
      Class C                  8,924,498        1,636,718         (138)
      Class I                 61,275,692       10,907,810         (139)
      Class Y                    106,228           18,985         (140)

--------------------------------------------------------------------------------
75 RIVERSOURCE FUNDS -- PROXY STATEMENT as of September 30, 2005

Fund                                 Net Assets   Outstanding Shares   5% Owners
 Variable Portfolio Funds:
   VP Balanced                     $2,414,575,668    158,692,917         (141)
   VP Cash Management                 688,876,582    689,122,640         (141)
   VP Core Bond                        57,499,365      5,793,938         (141)
   VP Core Equity                     481,194,512     43,832,498         (141)
   VP Diversified Bond              1,825,389,081    173,434,677         (141)
   VP Diversified Equity Income     1,767,297,182    125,390,813         (141)
   VP Emerging Markets                225,885,649     15,845,639         (141)
   VP Global Bond                     572,251,015     53,077,261         (141)
   VP Global Inflation Protected
   Securities                         137,581,939     13,561,962         (141)
   VP Growth                          426,597,618     63,767,447         (141)
   VP High Yield Bond               1,232,046,365    184,819,604         (141)
   VP Income Opportunities             47,361,227      4,612,911         (141)
   VP International Opportunity     1,220,375,783    117,257,076         (141)
   VP Large Cap Equity              2,522,811,193    116,466,470         (141)
   VP Large Cap Value                  15,554,971      1,402,847         (141)
   VP Mid Cap Growth                  257,201,572     20,343,440         (141)
   VP Mid Cap Value                     8,536,568        738,583         (141)
   VP S&P 500 Index                   370,933,979     44,332,968         (141)
   VP Select Value                     24,361,339      2,135,809         (141)
   VP Short Duration U.S. Gov't       479,756,279     47,231,205         (141)
   VP Small Cap Advantage             234,299,870     15,485,771         (141)
   VP Small Cap Value                 426,254,253     29,410,355         (141)

(1)    Charles Schwab & Co Inc., a brokerage firm, owns of record 5.45%.

(2)    Roger J., Sylvia Ann and Matthew Thompson, Eagle, ID own 10.11%.

(3) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.12%. RiverSource Portfolio Builder Moderate Fund owns 20.46%. RiverSource Portfolio Builder Aggressive Fund owns 19.50%. RiverSource Portfolio Builder Total Equity Fund owns 19.22%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.95%.

(4) Charles Schwab & Co Inc., a brokerage firm, owns of record 58.52%. Ameriprise Financial, Minneapolis, MN owns 41.48%.

(5)    Ameriprise Trust Company, Minneapolis, MN owns of record 99.82%.


(6) Arthur Mendel and Dorothy Mendel as the Trustees of the Dorothy M. Mendel Irrevocable Trust, Richmond, CA , own 6.73%.


(7) Jerry J. Meyer and Roma J. Meyer, Williamsburg, IN own 11.34%. Dr. Frank Bernhardt and Monika Bernhardt, West Chester, OH own 5.08%.

(8) RiverSource Portfolio Builder Conservative Fund owns 55.88%. RiverSource Portfolio Builder Moderate Conservative Fund owns 44.04%.

--------------------------------------------------------------------------------
76  RIVERSOURCE FUNDS -- PROXY STATEMENT

(9)    Ameriprise Trust Company, Minneapolis, MN owns of record 98.34%.

(10) Charles Schwab & Co. Inc., a brokerage firm, owns of record 14.72%. IDS Life Insurance Company, Minneapolis, MN owns 6.14%.


(11) Frank S. Gregory, Derry, NH owns 6.49%. Donald L. Arnold and Helen Arnold, Silver Lake, IN own 5.01%.


(12) RiverSource Portfolio Builder Moderate Fund owns 41.26%. RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.54%. RiverSource Portfolio Builder Conservative Fund owns 12.14%. RiverSource Portfolio Builder Moderate Conservative Fund owns 10.27%.

(13) Charles Schwab & Co. Inc., a brokerage firm, owns of record 90.38%. IDS Life Insurance Company, Minneapolis, MN owns 9.62%.

(14)   Charles Schwab & Co Inc., a brokerage firm, owns of record 10.23%.

(15) Emmanual A. Madeira and Kelly D. Madeira, S. Dartmouth, MA own 8.49%. Brian L. Hopp and Mary Jane Hopp, Beldenville, WI own 7.33%. Ameriprise Financial, Minneapolis, MN owns 6.23%. Linda L. Lane, Bay Pines, FL owns 5.59%. Paul M. Farmer and Nikki S. Farmer, Franklin, TN own 5.03%.

(16) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.04%. RiverSource Portfolio Builder Moderate Fund owns 20.50%. RiverSource Portfolio Builder Aggressive Fund owns 19.57%. RiverSource Portfolio Builder Total Equity Fund owns 19.27%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.90%.

(17) Charles Schwab & Co Inc., a brokerage firm, owns of record 60.92%. Ameriprise Financial, Minneapolis, MN owns 39.08%.

(18)   Charles Schwab & Co Inc., a brokerage firm, owns of record 6.36%.

(19)   Ameriprise Financial, Minneapolis, MN owns 100%.

(20)   Ameriprise Trust Company, Minneapolis, MN owns of record 96.62%.

(21)   Charles Schwab & Co Inc., a brokerage firm, owns of record 14.11%.

(22) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.95%. RiverSource Portfolio Builder Moderate Fund owns 20.54%. RiverSource Portfolio Builder Aggressive Fund owns 19.53%. RiverSource Portfolio Builder Total Equity Fund owns 19.24%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.96%.

(23) Ameriprise Trust Company, Minneapolis, MN, owns of record 48.92%. Wells Fargo Bank owns of record 27.29%. Wells Fargo Bank as Tr of the Holland American Line, Minneapolis, MN owns 17.35%.

(24)   Charles Schwab & Co Inc., a brokerage firm, owns of record 11.09%.

(25)   Charles Schwab & Co Inc., a brokerage firm, owns of record 100%.

(26)   Charles Schwab & Co Inc., a brokerage firm, owns of record 11.74%.

(27) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.80%. RiverSource Portfolio Builder Moderate Fund owns 20.86%. RiverSource Portfolio Builder Aggressive Fund owns 19.92%. RiverSource Portfolio Builder Total Equity Fund owns 19.48%. RiverSource Moderate Conservative Fund owns 5.88%.

(28)   Ameriprise Trust Company, Minneapolis, MN, owns of record 97.68%.

(29)   John C. Mullarkey, Willowbrook, IL owns 6.86%.

(30)   Ameriprise Trust Company, Minneapolis, MN owns of record 98.89%.

(31)   Charles Schwab & Co Inc., a brokerage firm, owns of record 13.46%.

(32)   Marilyn O. Matthews, Pasadena, CA, owns 6.37%.

(33) Charles Schwab & Co Inc., a brokerage firm, owns of record 83.54%. Ameriprise Financial, Minneapolis, MN owns 16.46%.

(34)   Charles Schwab & Co Inc., a brokerage firm, owns of record 6.86%.

(35) Terry H. Henson, Fairmount, GA owns 8.05%. Richard Louis Moore, Mesa, AZ owns 5.63%. Nancy P. Kofranek, Oxnard, CA owns 5.24%. Christine S. Scarpati, Tempe, AZ owns 5.10%.

(36) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.24%. RiverSource Portfolio Builder Moderate Fund owns 20.64%. RiverSource Portfolio Builder Aggressive Fund owns 19.54%. RiverSource Portfolio Builder Total Equity Fund owns 19.12%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.78%.

(37) Charles Schwab & Co Inc., a brokerage firm, owns of record 66.40%. Ameriprise Financial, Minneapolis, MN owns 33.60%.

(38)   Charles Schwab & Co Inc., a brokerage firm, owns of record 14.83%.

--------------------------------------------------------------------------------
77  RIVERSOURCE FUNDS -- PROXY STATEMENT

(39) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.14%. RiverSource Portfolio Builder Moderate Fund owns 20.66%. RiverSource Portfolio Builder Aggressive Fund owns 19.55%. RiverSource Portfolio Builder Total Equity Fund owns 19.19%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.73%.

(40)   Charles Schwab & Co Inc., a brokerage firm, owns of record 98.34%.

(41)   Charles Schwab & Co Inc., a brokerage firm, owns of record 17.52%.

(42) RiverSource Portfolio Builder Moderate Aggressive Fund owns 43.66%. RiverSource Portfolio Builder Moderate Fund owns 33.93%. RiverSource Portfolio Builder Moderate Conservative Fund owns 13.83%. RiverSource Portfolio Builder Aggressive Fund owns 7.22%.

(43)   Charles Schwab & Co Inc., a brokerage firm, owns of record 8.42%.

(44) Ameriprise Trust Company, Minneapolis, MN owns of record 90.62%. Met Life Securities Inc., Jersey City, NJ owns of record 7.86%.

(45)   Charles Schwab & Co Inc., a brokerage firm, owns of record 11.29%.

(46) Ameriprise Trust Company, Minneapolis, MN owns of record 91.13%. Charles Schwab & Co Inc., a brokerage firm, owns of record 8.74%.

(47)   Charles Schwab & Co Inc., a brokerage firm, owns of record 6.91%.

(48) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.15%. RiverSource Portfolio Builder Moderate Fund owns 20.62%. RiverSource Portfolio Builder Aggressive Fund owns 19.57%. RiverSource Portfolio Builder Total Equity Fund owns 19.15%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.81%.

(49)   Ameriprise Trust Company, Minneapolis, MN owns of record 98.93%.

(50)   Charles Schwab & Co Inc., a brokerage firm, owns of record 10.62%.

(51) Met Life Securities Inc., Jersey City, NJ, owns of record 60.05%. Charles Schwab & Co Inc., a brokerage firm, owns of record 39.95%.

(52)   Charles Schwab & Co Inc., a brokerage firm, owns of record 19.74%.

(53) RiverSource Portfolio Builder Moderate Fund owns 53.12%. RiverSource Portfolio Builder Moderate Aggressive Fund owns 24.83%. RiverSource Portfolio Builder Aggressive Fund owns 12.65%. RiverSource Portfolio Builder Moderate Conservative Fund owns 9.39%.

(54)   Charles Schwab & Co Inc., a brokerage firm, owns of record 97.46%.


(55)   Charles Schwab & Co Inc., a brokerage firm, owns of record 17.74%.


(56) RiverSource Portfolio Builder Moderate Fund owns 37.87%. RiverSource Portfolio Builder Moderate Aggressive Fund owns 31.89%. RiverSource Portfolio Builder Moderate Conservative Fund owns 20.05%. RiverSource Portfolio Builder Conservative Fund owns 10.17%.

(57)   IDS Life Insurance Company, Minneapolis, MN owns 100%.

(58)   Charles Schwab & Co Inc., a brokerage firm, owns of record 11.55%.

(59)   Charles Schwab & Co Inc., a brokerage firm, owns of record 12.15%.

(60) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.13%. RiverSource Portfolio Builder Moderate Fund owns 20.58%. RiverSource Portfolio Builder Aggressive Fund owns 19.49%. RiverSource Portfolio Builder Total Equity Fund owns 18.92%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.94%.

(61)   Charles Schwab & Co Inc., a brokerage firm, owns of record 96.41%.

(62) Ameriprise Financial, Minneapolis, MN owns 13.09%. Charles Schwab & Co Inc., a brokerage firm, owns of record 9.60%.

(63)   Daniel and Linda L. Miklovic, St. Louis, MO own 5.35%.

(64) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.04%. RiverSource Portfolio Builder Moderate Fund owns 20.61%. RiverSource Portfolio Builder Aggressive Fund owns 19.52%. RiverSource Portfolio Builder Total Equity Fund owns 19.08%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.88%.

(65) Charles Schwab & Co Inc., a brokerage firm, owns of record 84.38%. Ameriprise Financial, Minneapolis, MN owns 15.62%.

(66)   Charles Schwab & Co Inc., a brokerage firm, owns of record 12.80%.

--------------------------------------------------------------------------------
78  RIVERSOURCE FUNDS -- PROXY STATEMENT

(67) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.89%. RiverSource Portfolio Builder Moderate Fund owns 20.30%. RiverSource Portfolio Builder Aggressive Fund owns 19.69%. RiverSource Portfolio Builder Total Equity Fund owns 19.26%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.88%.

(68) Charles Schwab & Co Inc., a brokerage firm, owns of record 94.85%. Met Life Securities Inc., Jersey City, NJ owns of record 5.15%.

(69)   Charles Schwab & Co Inc., a brokerage firm, owns of record 18.37%.

(70) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.13%. RiverSource Portfolio Builder Moderate Fund owns 20.57%. RiverSource Portfolio Builder Aggressive Fund owns 19.53%. RiverSource Portfolio Builder Total Equity Fund owns 18.97%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.88%.

(71)   Charles Schwab & Co Inc., a brokerage firm, owns of record 97.94%.

(72) Ameriprise Financial, Minneapolis, MN owns 15.53%. Charles Schwab & Co Inc., a brokerage firm, owns of record 15.10%.

(73) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.87%. RiverSource Portfolio Builder Moderate Fund owns 20.48%. RiverSource Portfolio Builder Aggressive Fund owns 19.41%. RiverSource Portfolio Builder Total Equity Fund owns 18.75%. RiverSource Portfolio Builder Moderate Conservative Fund owns 6.07%.

(74) Charles Schwab & Co Inc., a brokerage firm, owns of record 78.39%. Ameriprise Financial, Minneapolis, MN owns 21.61%.

(75)   Charles Schwab & Co. Inc., a brokerage firm, owns of record 5.47%.

(76) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.40%. RiverSource Portfolio Builder Moderate Fund owns 20.69%. RiverSource Portfolio Builder Aggressive Fund owns 19.45%. RiverSource Portfolio Builder Total Equity Fund owns 19.16%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.65%.

(77) Charles Schwab & Co. Inc., a brokerage firm, owns of record 80.07%. Wells Fargo Bank as Trustee of the Holland American Line, Minneapolis, MN owns 15.18%.

(78)   Charles Schwab & Co Inc., a brokerage firm, owns of record 15.44%.

(79) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.13%. RiverSource Portfolio Builder Moderate Fund owns 20.61%. RiverSource Portfolio Builder Aggressive Fund owns 19.60%. RiverSource Portfolio Builder Total Equity Fund owns 19.16%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.77%.

(80) Charles Schwab & Co Inc., a brokerage firm, owns of record 90.06%. Ameriprise Financial, Minneapolis, MN owns 9.94%.

(81)   Charles Schwab & Co. Inc., a brokerage firm, owns of record 19.83%.

(82) Donald and Elizabeth Snow, Derry, NH own 7.28%. Sylvia Cohen and Barbara Ann Knibbe, Stockton, CA own 5.36%.

(83) RiverSource Portfolio Builder Moderate Conservative Fund owns 30.25%. RiverSource Portfolio Builder Moderate Aggressive Fund owns 24.01%. RiverSource Portfolio Builder Aggressive Fund owns 17.13%. RiverSource Portfolio Builder Conservative Fund owns 14.37%. RiverSource Portfolio Builder Moderate Fund owns 14.24%.

(84) Charles Schwab & Co Inc., a brokerage firm, owns of record 83.74%. IDS Life Insurance Company, Minneapolis, MN owns 16.26%.

(85)   Charles Schwab & Co. Inc., a brokerage firm, owns of record 6.50%.


(86) June P. Venette and Norman E. Venette as Trustees of the Norman E. Venette Revocable Trust, Orange, MA own 9.51%. Donald A. Simard and Claire G. Simard, Ipswich, MA own 7.34%. Alphonse A. Di Nardo and Linda Di Nardo, Leominster, MA own 6.48%. Harvey W. Levin and Phyllis Levin, Swampscott, MA own 6.28%. Rita Hashem, Tewksbury, MA owns 5.34%.


(87)   Charles Schwab & Co. Inc., a brokerage firm, owns of record 5.33%.


--------------------------------------------------------------------------------
79  RIVERSOURCE FUNDS -- PROXY STATEMENT

(88) Chester V. Mysliwiec and Rose M. Mysliwiec as Trustees of the Rose M. Mysliwiec Living Trust, Grand Rapids, MI own 8.05%. Sarah Frances Ohm, Lansing, MI owns 5.09%.

(89) Barry J. Fishman and Teresa A McMahon, as Trustees for the Barry J. Fishman Living Trust, Ann Arbor, MI own 10.39%. Ray W. Butler and Gertrude E. Butler, Clarkston, MI own 6.82%. R. Paul Minger and Diane E. Minger, Huntley, IL own 5.25%.

(90)   Charles Schwab & Co. Inc., a brokerage firm, owns of record 6.36%.

(91) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.88%. RiverSource Portfolio Builder Moderate Fund owns 20.63%. RiverSource Portfolio Builder Aggressive Fund owns 19.50%. RiverSource Portfolio Builder Total Equity Fund owns 19.22%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.98%.

(92)   Ameriprise Trust Company, Minneapolis, MN owns of record 92.27%.

(93)   Charles Schwab & Co. Inc., a brokerage firm, owns of record 22.18%.

(94) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.89%. RiverSource Portfolio Builder Moderate Fund owns 20.46%. RiverSource Portfolio Builder Aggressive Fund owns 19.72%. RiverSource Portfolio Builder Total Equity Fund owns 19.18%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.92%.

(95)   Charles Schwab & Co. Inc., a brokerage firm, owns of record 97.89%.

(96)   Charles Schwab & Co. Inc., a brokerage firm, owns of record 5.07%.

(97) Arthur Ezersky and Sandra Ezersky, Woodbury, NY own 7.39%. Charles D. Adler and Judith E. Adler, New York, NY own 6.16%.

(98)   Charles Schwab & Co. Inc., a brokerage firm, owns of record 5.50%.

(99)   Sandra K. Ogle and David L. Mazzie, Strongsville, OH own 5.64%.

(100) Richard L. Sears, Parma, OH owns 6.37%. Joseph A. Sears, Berea, OH owns 6.37%. James N. Sears, Columbus, OH owns 6.37%. David A. Sears, Brunswick, OH owns 6.15%.

(101) Charles Schwab & Co. Inc., a brokerage firm, owns of record 87.00%. Ameriprise Financial, Minneapolis, MN owns 13.00%.

(102) Charles Schwab & Co. Inc., a brokerage firm, owns of record 68.54%. Ameriprise Financial, Minneapolis, MN owns 31.46%.

(103) Charles Schwab & Co. Inc., a brokerage firm, owns of record 67.94%. Ameriprise Financial, Minneapolis, MN owns 32.06%.

(104) Charles Schwab & Co. Inc., a brokerage firm, owns of record 84.32%. Ameriprise Financial, Minneapolis, MN owns 15.68%.

(105) Charles Schwab & Co. Inc., a brokerage firm, owns of record 59.68%. Ameriprise Financial, Minneapolis, MN owns 40.32%.

(106) Charles Schwab & Co. Inc., a brokerage firm, owns of record 88.51%. Ameriprise Financial, Minneapolis, MN owns 11.49%.

(107)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 16.40%.

(108)  Richard L. and Susan Angela Venerable, Argyle, TX own 5.94%.

(109)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 97.08%.

(110)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 10.17%.

(111) RiverSource Portfolio Builder Moderate Aggressive Fund owns 31.79%. RiverSource Portfolio Builder Moderate fund owns 25.83%. RiverSource Portfolio Builder Aggressive Fund owns 15.31%. RiverSource Portfolio Builder Total Equity Fund owns 12.36%.

(112) Charles Schwab & Co. Inc., a brokerage firm, owns of record 51.53%. Ameriprise Financial, Minneapolis, MN owns 48.47%.

(113) Ameriprise Trust Company, Minneapolis, MN owns of record 51.53%. Charles Schwab & Co. Inc., a brokerage firm, owns of record 16.71%.

(114)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 10.99%.

(115) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.19%. RiverSource Portfolio Builder Moderate Fund owns 20.54%. RiverSource Portfolio Builder Aggressive Fund owns 19.58%. RiverSource Portfolio Builder Total Equity Fund owns 19.16%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.80%.

--------------------------------------------------------------------------------
80  RIVERSOURCE FUNDS -- PROXY STATEMENT

(116) Charles Schwab & Co. Inc., a brokerage firm, owns of record 82.56%. Ameriprise Financial, Minneapolis, MN owns 17.44%.

(117)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 9.41%.

(118) RiverSource Portfolio Builder Moderate Conservative Fund owns 29.81%. RiverSource Portfolio Builder Aggressive Fund owns 26.58%. RiverSource Portfolio Builder Conservative Fund owns 24.71%. RiverSource Portfolio Builder Moderate Aggressive Fund owns 14.53%.

(119)  Ameriprise Trust Company, Minneapolis, MN owns of record 96.7%.

(120)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 17.13%.

(121) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.85%. RiverSource Portfolio Builder Moderate Fund owns 20.76%. RiverSource Portfolio Builder Aggressive Fund owns 19.60%. RiverSource Portfolio Builder Total Equity Fund owns 19.19%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.81%.

(122)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 99.50%.

(123)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 21.05%.

(124) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.44%. RiverSource Portfolio Builder Moderate Fund owns 20.76%. RiverSource Portfolio Builder Aggressive Fund owns 19.25%. RiverSource Portfolio Builder Total Equity Fund owns 19.03%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.68%.

(125)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 95.68%.

(126)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 14.20%.

(127) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.44%. RiverSource Portfolio Builder Moderate Fund owns 20.49%. RiverSource Portfolio Builder Aggressive Fund owns 19.47%. RiverSource Portfolio Builder Total Equity Fund owns 19.09%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.78%.

(128) Ameriprise Trust Company, Minneapolis, MN owns of record 81.97%. Charles Schwab & Co., Inc., a brokerage firm, owns of record 16.62%.

(129)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 21.22%.

(130) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.03%. RiverSource Portfolio Builder Moderate Fund owns 20.75%. RiverSource Portfolio Builder Aggressive Fund owns 19.43%. RiverSource Portfolio Builder Total Equity Fund owns 19.17%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.80%.

(131)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 93.46%.

(132)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 9.58%.

(133) Ameriprise Trust Company, Minneapolis, MN owns of record 85.74%. Met Life Securities, Inc., Jersey City, NJ, owns of record 11.42%.

(134) Ameriprise Trust Company, Minneapolis, MN owns of record 94.54%. Charles Schwab & Co., Inc., a brokerage firm, owns of record 5.46%.

(135)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 15.14%.

(136)  Wells Fargo Bank NA, owns of record 99.90%.

(137)  Charles Schwab & Co. Inc., a brokerage firm, owns of record 12.34%.

(138)  National Financial Services Corp. owns 17.78%.

(139) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.10%. RiverSource Portfolio Builder Moderate Fund owns 20.57%. RiverSource Portfolio Builder Aggressive Fund owns 19.55%. RiverSource Portfolio Builder Total Equity Fund owns 19.22%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.85%.

(140) Charles Schwab & Co. Inc., a brokerage firm, owns of record 89.47%. Ameriprise Financial, Minneapolis, MN owns 10.53%.

(141) 100% of the fund's assets are owned by the subaccounts of IDS Life Insurance Company in Minneapolis, MN, IDS Life Insurance Company of New York in Albany, NY, American Centurion Life Assurance Company in Albany, NY, American Enterprise Life Insurance Company in Minneapolis, MN, and American Partners Life Insurance Company in Minneapolis, MN.

--------------------------------------------------------------------------------
81  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-3. Fund Payments to the Investment Manager and its Affiliates* during the fund's last fiscal period

Fund                                     Admin          Dist.      Service            TA          Custody
Retail Funds:
Aggressive Growth                      $24,630        $104,711          $34          $64,474     $124,750

Balanced                               524,986       3,681,074      181,971        2,037,070      185,020

California Tax-Exempt                   87,771         699,509          N/A           91,207           **
Cash Management                      1,016,703       4,465,116          N/A       11,374,578      450,360
Core Bond                               78,241         258,538           52           63,985       77,920
Disciplined Equity                      29,441          97,138           30           45,400       27,540
Diversified Bond                     1,259,427      10,480,135      198,919        4,760,451           **

Diversified Equity Income            1,216,876      18,879,476       73,957        7,077,427      322,975

Dividend Opportunity                   406,110       4,794,080          223        1,962,651       95,670
Emerging Markets                       271,857       1,203,938       18,278          764,555      291,850
Equity Value                           454,202       5,158,196        5,740        2,385,075       90,845
European Equity                         78,835         625,142           22          420,160       65,348
Fundamental Growth                      31,978          97,804           72           42,916       76,134
Fundamental Value                      458,121       3,739,499          329        1,510,868       79,210
Global Bond                            314,640       2,563,496           75        1,113,855      178,550
Global Equity                          284,795       2,187,202        4,591        1,658,386      154,577
Global Technology                      131,702       1,062,308          361        1,045,369       56,947
Growth                               1,370,094      10,829,474      329,679        6,589,850      264,471
High Yield Bond                      1,219,476      12,201,690          546        3,681,247           **
Income Opportunities                   164,038       1,262,784          348          336,398       42,517
Inflation Protected Securities          61,197         502,630           10          103,995       42,726
Intermediate Tax-Exempt Bond            69,058         692,175            1          102,241           **
International Aggressive Growth        149,750         781,390          118          477,653      246,000
International Equity                    88,536         411,570           39          199,825      185,484
International Opportunity              255,871       1,582,591       30,931        1,890,275      164,050
International Select Value             549,050       3,301,526          359        1,612,094      160,566
International Small Cap                 46,103         205,340           74          105,340      272,331
Large Cap Equity                       860,387       8,240,812        3,664        4,045,271      296,060
Large Cap Value                         67,667         475,371          121          192,922      158,870
Limited Duration Bond                   88,881         506,494           30          120,583       86,805
Massachusetts Tax-Exempt                30,362         349,028          N/A           53,501           **
Michigan Tax-Exempt                     23,283         215,343          N/A           37,436           **

--------------------------------------------------------------------------------
82  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-3. (continued)

Fund                                     Admin          Dist.       Service           TA          Custody
Retail Funds:
Mid Cap Growth                      $1,056,445      $8,161,940     $213,175       $4,559,724     $178,721

Mid Cap Value                          385,071       3,348,657          534        1,614,273      104,584

Minnesota Tax-Exempt                   163,503       1,486,886          N/A          220,922           **
New York Tax-Exempt                     36,031         333,821          N/A           55,750           **
Ohio Tax-Exempt                         24,486         243,018          N/A           40,724           **
Portfolio Builder Aggressive            13,785         294,500           24          135,459          ***
Portfolio Builder Conservative           5,969         156,166           10           31,246          ***
Portfolio Builder Moderate              23,460         551,194           11          150,122          ***
Portfolio Builder Moderate              28,002         590,354           15          228,780          ***
Aggressive
Portfolio Builder Moderate              10,779         271,925           10           60,528          ***
Conservative
Portfolio Builder Total Equity          10,959         236,859           47          107,336          ***
Precious Metals                         51,848         370,915           70          183,324       43,910
Real Estate                             41,449         213,988           23          109,319       24,743
S&P 500 Index                          319,791         169,434          N/A          606,841       79,551
Select Value                           427,460       3,270,218           73        1,525,521       77,571
Short Duration U.S. Gov't              960,018      10,661,037      110,896        3,369,129      168,781
Small Cap Advantage                    491,869       4,150,433          347        1,955,571      153,750
Small Cap Equity                       129,820         741,653          145          407,486      238,100
Small Cap Growth                       224,042       1,364,335          141          884,819      211,597
Small Cap Value                        824,914       5,632,720          239        2,773,387      272,927
Small Company Index                    784,439       6,468,464       17,587        2,535,097      156,295

Strategic Allocation                   383,942       3,290,117        4,337        1,556,527      241,825

Tax-Exempt Bond                        323,368       2,283,046            3          379,119           **
Tax-Exempt High Income               1,447,459      13,569,367            3        2,080,286           **
Tax-Exempt Money Market                 45,528         143,129          N/A          156,687           **
U.S. Gov't Mortgage                    152,145       1,662,982           22          547,586       72,460
Value                                  285,752       2,291,662          145          913,774       58,720

--------------------------------------------------------------------------------
83  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-3. (continued)

Fund                                     Admin          Dist.       Service           TA          Custody
Variable Portfolio Funds:
VP Balanced                           $892,514      $3,258,265          N/A           N/A        $326,925
VP Cash Management                     228,193         886,958          N/A           N/A          52,955
VP Core Bond                            19,968          57,634          N/A           N/A          57,746
VP Core Equity****                           0               0          N/A           N/A               0
VP Diversified Bond                    863,405       2,163,215          N/A           N/A         214,024
VP Diversified Equity Income           468,417       1,559,298          N/A           N/A         355,460
VP Emerging Markets                     98,265         126,227          N/A           N/A         146,667
VP Global Bond                         289,959         617,003          N/A           N/A         179,440
VP Global Inflation Protected           16,066          42,814          N/A           N/A          34,503
Securities
VP Growth                              149,053         365,846          N/A           N/A          63,060
VP High Yield Bond                     625,083       1,525,551          N/A           N/A          93,250
VP Income Opportunities                 15,279          32,273          N/A           N/A          23,697
VP International Opportunity           593,033       1,392,429          N/A           N/A         398,819
VP Large Cap Equity                  1,227,017       3,171,288          N/A           N/A         236,000
VP Large Cap Value                       5,559          13,898          N/A           N/A         123,705
VP Mid Cap Growth                      151,155         310,975          N/A           N/A          48,280
VP Mid Cap Value                           718           1,795          N/A           N/A           7,610
VP S&P 500 Index                       272,087         419,788          N/A           N/A          90,195
VP Select Value                          5,557          19,359          N/A           N/A          11,370
VP Short Duration U.S. Gov't           258,743         623,988          N/A           N/A          69,184
VP Small Cap Advantage                 132,967         275,040          N/A           N/A         118,470
VP Small Cap Value                     251,446         394,484          N/A           N/A         205,993


    * The Administrative Services Agreement ("Admin") is between the fund and Ameriprise Financial. The Plan and Agreement of Distribution ("Dist.") and Shareholder Service Agreement ("Service") are between the fund and Ameriprise Financial Services, Inc. The Transfer Agent Agreement ("TA") is between the fund and RiverSource Service Corporation. The Custodian Agreement ("Custody") is between the fund and Ameriprise Trust Company. Services under these agreements will continue to be provided by the same companies after the IMS Agreement is approved, with the exception that TA services for VP funds will be provided by RiverSource Service Corporation.


   ** For this fund, the Custodian Agreement is with U.S. Bank, N.A., a company that is not affiliated with the investment manager.

  ***  For this fund, the fee paid to the Custodian is de minimis.

 ****  All services are provided under the IMS Agreement.

--------------------------------------------------------------------------------
84  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-4. Brokerage Commissions Paid to Broker-Dealer Affiliates

during the fund's last fiscal period
                                                                           Amount of             % of All
Fund                                           Broker/Dealer               Commissions          Commissions
Retail Funds:

Aggressive Growth                      JP Morgan Securities, Inc.(1)           $27                 0.01%
Balanced                                            N/A                        N/A                  N/A
California Tax-Exempt                               N/A                        N/A                  N/A

Cash Management                                     N/A                        N/A                  N/A
Core Bond                                           N/A                        N/A                  N/A
Disciplined Equity                                  N/A                        N/A                  N/A
Diversified Bond                                    N/A                        N/A                  N/A

Diversified Equity Income                         AEIS(2)                     1,716                0.05

Dividend Opportunity                              AEIS(2)                    20,898                3.36
Emerging Markets                                    N/A                        N/A                  N/A
Equity Value                                      AEIS(2)                    10,142                1.18
European Equity                                     N/A                        N/A                  N/A
Fundamental Growth                            Goldman Sachs                    38                  0.02
                                               & Company(3)
Fundamental Value                                   N/A                        N/A                  N/A
Global Bond                                         N/A                        N/A                  N/A
Global Equity                                       N/A                        N/A                  N/A
Global Technology                                 AEIS(2)                    97,718                2.33
Growth                                            AEIS(2)                    13,720                0.09
High Yield Bond                                     N/A                        N/A                  N/A
Income Opportunities                                N/A                        N/A                  N/A
Inflation Protected Securities                      N/A                        N/A                  N/A
Intermediate Tax-Exempt Bond                        N/A                        N/A                  N/A
International Aggressive                       J.P. Morgan                   22,343                3.73
Growth                                      Securities, Inc.(1)
International Equity                                N/A                        N/A                  N/A
International Opportunity                           N/A                        N/A                  N/A
International Select Value                 SanFord C. Bernstein              20,637                2.46
                                               & Co. LLC(4)
International Small Cap                             N/A                        N/A                  N/A
Large Cap Equity                                  AEIS(2)                    10,214                0.15
Large Cap Value                                   AEIS(2)                      276                 0.15
Limited Duration Bond                               N/A                        N/A                  N/A

--------------------------------------------------------------------------------
85  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-4. (continued)

                                                                           Amount of             % of All
Fund                                           Broker/Dealer               Commissions          Commissions
Massachusetts Tax-Exempt                            N/A                        N/A                  N/A
Michigan Tax-Exempt                                 N/A                        N/A                  N/A
Mid Cap Growth                                    AEIS(2)                    $17,994               1.10%

Mid Cap Value                                       N/A                        N/A                  N/A

Minnesota Tax-Exempt                                N/A                        N/A                  N/A
New York Tax-Exempt                                 N/A                        N/A                  N/A
Ohio Tax-Exempt                                     N/A                        N/A                  N/A
Portfolio Builder Aggressive                        N/A                        N/A                  N/A
Portfolio Builder Conservative                      N/A                        N/A                  N/A
Portfolio Builder Moderate                          N/A                        N/A                  N/A
Portfolio Builder Moderate                          N/A                        N/A                  N/A
Aggressive
Portfolio Builder Moderate                          N/A                        N/A                  N/A
Conservative
Portfolio Builder Total Equity                      N/A                        N/A                  N/A
Precious Metals                                   AEIS(2)                     3,614                0.29
Real Estate                                         N/A                        N/A                  N/A
S&P 500 Index                                       N/A                        N/A                  N/A
Select Value                                 Gabelli & Co.(5)                143,463               46.14
Short Duration U.S. Gov't                           N/A                        N/A                  N/A
Small Cap Advantage                                 N/A                        N/A                  N/A
Small Cap Equity                                    N/A                        N/A                  N/A
Small Cap Growth                                    N/A                        N/A                  N/A
Small Cap Value                         Goldman Sachs & Company(3)            1,943                0.08
                                             Legg Mason Wood                  2,700                0.11
                                              Walker, Inc.(6)
Small Company Index                                 N/A                        N/A                  N/A
Strategic Allocation                                N/A                        N/A                  N/A
Tax-Exempt Bond                                     N/A                        N/A                  N/A
Tax-Exempt High Income                              N/A                        N/A                  N/A
Tax-Exempt Money Market                             N/A                        N/A                  N/A
U.S. Gov't Mortgage                                 N/A                        N/A                  N/A
Value                                               N/A                        N/A                  N/A

--------------------------------------------------------------------------------
86  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-4. (continued)
                                                                           Amount of             % of All
Fund                                           Broker/Dealer               Commissions          Commissions
Variable Portfolio Funds:
VP Balanced                                       AEIS(2)                    $3,299                0.15%
VP Cash Management                                  N/A                        N/A                  N/A
VP Core Bond                                        N/A                        N/A                  N/A
VP Core Equity                                      N/A                        N/A                  N/A
VP Diversified Bond                                 N/A                        N/A                  N/A
VP Diversified Equity Income                      AEIS(2)                     1,052                0.09
VP Emerging Markets                                 N/A                        N/A                  N/A
VP Global Bond                                      N/A                        N/A                  N/A
VP Global Inflation                                 N/A                        N/A                  N/A
Protected Securities
VP Growth                                         AEIS(2)                      714                 0.04
VP High Yield Bond                                  N/A                        N/A                  N/A
VP Income Opportunities                             N/A                        N/A                  N/A
VP International Opportunity                        N/A                        N/A                  N/A
VP Large Cap Equity                               AEIS(2)                    14,132                0.14
VP Large Cap Value                                  N/A                        N/A                  N/A
VP Mid Cap Growth                                   N/A                        N/A                  N/A
VP Mid Cap Value                                    N/A                        N/A                  N/A
VP S&P 500 Index                                    N/A                        N/A                  N/A
VP Select Value                              Gabelli & Co.(5)                 3,655                15.66
VP Short Duration U.S. Gov't                        N/A                        N/A                  N/A
VP Small Cap Advantage                              N/A                        N/A                  N/A
VP Small Cap Value                      Goldman Sachs & Company(3)             457                 0.06
                                      Legg Mason Wood Walker, Inc.(6)          297                 0.04

(1)  Affiliate of American Century, a subadviser.

(2) American Enterprise Investment Services, Inc., a wholly-owned subsidiary of Ameriprise Financial. The amount shown represents brokerage clearing fees.


(3)  Affiliate of Goldman Sachs Asset Management L.P., a subadviser.


(4)  Affiliate of Alliance Capital, a subadviser.


(5)  Affiliate of GAMCO Investors, Inc., a subadviser.

(6)  Affiliate of Royce & Associates, LLC., a subadviser.


--------------------------------------------------------------------------------
87  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-5. Dates Relating to Approval of Management Agreements


                                                                      Date Last           Reason
                                                       Date of       Approved by       Submitted to
Fund                                                  Contract       Shareholders      Shareholders
-------------------------------------------------- ---------------- --------------- -------------------
Retail Funds:
-------------------------------------------------- ---------------- --------------- -------------------
California Tax-Exempt,
Diversified Bond,
Massachusetts Tax-Exempt,
Michigan Tax-Exempt,
Minnesota Tax-Exempt,
New York Tax-Exempt,
Ohio Tax-Exempt,
Tax-Exempt Bond                                       3/20/1995        9/9/1994            (1)
-------------------------------------------------- ---------------- --------------- -------------------
Tax-Exempt High Income                                5/13/1996        9/9/1994            (1)
-------------------------------------------------- ---------------- --------------- -------------------
High Yield Bond, Short Duration
U.S. Gov't                                            6/10/1996        9/9/1994            (1)
-------------------------------------------------- ---------------- --------------- -------------------
Intermediate Tax-Exempt                              11/13/1996       11/13/1996     Initial approval
-------------------------------------------------- ---------------- --------------- -------------------
Cash, Tax-Exempt Money Market                         7/1/1999         9/9/1994            (1)
-------------------------------------------------- ---------------- --------------- -------------------
S&P 500 Index                                         9/9/1999         9/9/1999      Initial approval
-------------------------------------------------- ---------------- --------------- -------------------
U.S. Gov't Mortgage                                  1/10/2002        1/10/2002      Initial approval
-------------------------------------------------- ---------------- --------------- -------------------
International Equity,
International Small Cap                               7/11/2002       7/11/2002      Initial approval
-------------------------------------------------- ---------------- --------------- -------------------
Global Bond                                           12/1/2002        9/9/1994            (1)
-------------------------------------------------- ---------------- --------------- -------------------
Balanced,
Diversified Equity Income,
Dividend Opportunity,
Emerging Markets, Equity Value,
European Equity, Global Equity,
Fundamental Value,
Global Technology, Growth,
International Aggressive Growth,
International Opportunity,
International Select Value,
Large Cap Equity, Large Cap Value,
Mid Cap Growth, Mid Cap Value,
Precious Metals, Select Value,
Small Cap Advantage, Small Cap Growth,
Small Cap Equity, Small Cap Value,
Strategic Allocation, Value                           12/1/2002       11/13/2002           (2)
-------------------------------------------------- ---------------- --------------- -------------------
Small Company Index                                   12/1/2002       11/13/2002           (3)
-------------------------------------------------- ---------------- --------------- -------------------
Aggressive Growth, Fundamental Growth                 1/9/2003         1/9/2003      Initial approval
-------------------------------------------------- ---------------- --------------- -------------------


--------------------------------------------------------------------------------
88  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-5. (continued)


                                                                      Date Last           Reason
                                                      Date of        Approved by       Submitted to
Fund                                                  Contract      Shareholders       Shareholders
-------------------------------------------------- --------------- ---------------- -------------------
Retail Funds:
-------------------------------------------------- --------------- ---------------- -------------------
Disciplined Equity                                    1/9/2003        1/9/2003       Initial approval
-------------------------------------------------- --------------- ---------------- -------------------
Core Bond, Limited Duration,
Income Opportunities                                  4/9/2003        4/9/2003       Initial approval
-------------------------------------------------- --------------- ---------------- -------------------
Real Estate,
Inflation Protected Securities,
-------------------------------------------------- --------------- ---------------- -------------------
Portfolio Builders                                   11/13/2003      11/13/2003      Initial approval
-------------------------------------------------- --------------- ---------------- -------------------
Variable Portfolio Funds
VP Balanced,
VP Diversified Equity Income,
VP Emerging Markets, VP Growth,
VP International Opportunity,
VP Large Cap Equity,
VP Mid Cap Growth,
VP S&P 500 Index,
VP Short Duration U.S. Gov't,
VP Small Cap Advantage,
VP Small Cap Value                                   12/1/2002       11/13/2002          (2),(4)
-------------------------------------------------- --------------- ---------------- -------------------
VP Cash Management
VP Diversified Bond,
VP Global Bond, VP High Yield Bond,                  12/1/2002       11/13/2002            (4)
-------------------------------------------------- --------------- ---------------- -------------------
VP Core Bond                                         7/10/2003        7/10/2003      Initial approval
-------------------------------------------------- --------------- ---------------- -------------------
VP Select Value                                      7/10/2003        7/10/2003      Initial approval
-------------------------------------------------- --------------- ---------------- -------------------
VP Large Cap Value                                   9/10/2003        9/10/2003      Initial approval
-------------------------------------------------- --------------- ---------------- -------------------
VP Core Equity                                        4/7/2004        4/7/2004       Initial approval
-------------------------------------------------- --------------- ---------------- -------------------
VP Income Opportunities                               4/8/2004        4/8/2004       Initial approval
-------------------------------------------------- --------------- ---------------- -------------------
VP Global Inflation Protected Securities              4/8/2004        4/8/2004       Initial approval
-------------------------------------------------- --------------- ---------------- -------------------
VP Mid Cap Value                                     1/12/2005        1/12/2005      Initial approval
-------------------------------------------------- --------------- ---------------- -------------------


(1) Shareholders approved (1) basing the fee solely on the assets of the fund, not on the assets of all of the funds in the fund family and (2) eliminating provisions regarding administration and accounting services. The fund and the investment manager then entered into a separate Administrative Services Agreement.

(2) Shareholders approved adding or modifying a performance incentive adjustment.

(3) Shareholders approved the elimination of the performance incentive adjustment.

(4) Shareholders approved changing the investment manager from IDS Life to AEFC (now Ameriprise Financial).

--------------------------------------------------------------------------------
89  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-6. Actual and Pro Forma Investment Management Services
Agreement Fees*

based on the fund's last fiscal period


Fund                                      Actual Fee   Pro Forma Fee  % Change
Retail Funds:
Aggressive Growth                          $399,501      $399,501        0.00%
Balanced                                  7,169,932     7,169,932        0.00%
California Tax-Exempt                     1,010,591       882,811      -12.64%
Cash Management                          12,052,160    11,027,693       -8.50%
Core Bond                                   846,872       755,653      -10.77%
Disciplined Equity                          408,720       408,720        0.00%
Diversified Bond                         13,003,467    11,971,972       -7.93%
Diversified Equity Income                24,183,415    28,169,860       16.48%
Dividend Opportunity                      6,201,403     6,210,387        0.14%
Emerging Markets                          2,770,886     2,770,886        0.00%
Equity Value                              6,836,800     6,836,800        0.00%
European Equity                             872,149       872,149        0.00%
Fundamental Growth                          410,475       410,475        0.00%
Fundamental Value                         5,556,219     5,556,219        0.00%
Global Bond                               4,143,714     3,888,386       -6.16%
Global Equity                             3,302,062     3,302,062        0.00%
Global Technology                         1,812,789     1,812,789        0.00%
Growth                                   18,968,320    19,042,512        0.39%
High Yield Bond                          14,973,845    14,876,083       -0.65%
Income Opportunities                      1,954,757     1,962,255        0.38%
Inflation Protected Securities              552,220       554,198        0.36%
Intermediate Tax-Exempt Bond                752,882       648,787      -13.83%
International Aggressive Growth           1,878,346     1,878,346        0.00%
International Equity                      1,015,577     1,015,577        0.00%
International Opportunity                 2,926,933     2,926,933        0.00%
International Select Value                6,467,621     6,467,621        0.00%
International Small Cap                     600,389       600,389        0.00%
Large Cap Equity                          9,680,873     9,721,037        0.41%
Large Cap Value                             803,736       806,869        0.39%
Limited Duration Bond                       960,788       857,324      -10.77%
Massachusetts Tax-Exempt                    372,649       325,537      -12.64%
Michigan Tax-Exempt                         294,025       256,851      -12.64%
Mid Cap Growth                           10,550,526    12,623,229       19.65%
Mid Cap Value                             5,816,781     5,816,781        0.00%
Minnesota Tax-Exempt                      1,895,714     1,650,838      -12.92%


--------------------------------------------------------------------------------
90 RIVERSOURCE FUNDS -- PROXY STATEMENT based on the fund's last fiscal period


Fund                                  Actual Fee     Pro Forma Fee   % Change
Retail Funds:
New York Tax-Exempt                        $434,449      $379,527      -12.64%
Ohio Tax-Exempt                             307,214       268,379      -12.64%
Portfolio Builder Aggressive                 55,141        55,141        0.00%
Portfolio Builder Conservative               23,875        23,875        0.00%
Portfolio Builder Moderate                   93,838        93,838        0.00%
Portfolio Builder Moderate Aggressive       112,009       112,009        0.00%
Portfolio Builder Moderate Conservative      43,118        43,118        0.00%
Portfolio Builder Total Equity               43,835        43,835        0.00%
Precious Metals                             659,595       659,595        0.00%
Real Estate                                 725,491       725,491        0.00%
S&P 500 Index                               933,587       853,268       -8.60%
Select Value                              5,256,934     5,256,934        0.00%
Short Duration U.S. Gov't                10,141,504     9,301,445       -8.28%
Small Cap Advantage                       6,341,134     6,796,738        7.18%
Small Cap Equity                          1,560,155     1,560,155        0.00%
Small Cap Growth                          2,276,290     2,276,290        0.00%
Small Cap Value                           9,857,858     9,857,858        0.00%
Small Company Index                       4,547,058     4,281,626       -5.84%
Strategic Allocation                      5,960,581     6,499,097        9.03%
Tax-Exempt Bond                           3,457,986     3,132,660       -9.41%
Tax-Exempt High Income                   20,079,644    19,075,485       -5.00%
Tax-Exempt Money Market                     515,265       472,326       -8.33%
U.S. Gov't Mortgage                       1,532,464     1,405,399       -8.29%
Value                                     3,311,867     3,311,867        0.00%
Variable Portfolio Funds:
VP Balanced                              16,475,472    13,975,774      -15.17%
VP Cash Management                        3,618,791     2,343,813      -35.23%
VP Core Bond                                290,514       221,481      -23.76%
VP Core Equity                            1,513,777     1,513,777        0.00%
VP Diversified Bond                      10,446,764     8,131,189      -22.17%
VP Diversified Equity Income              7,790,892     8,385,083        7.63%
VP Emerging Markets                       1,128,628     1,058,519       -6.21%
VP Global Bond                            4,107,042     3,495,819      -14.88%


--------------------------------------------------------------------------------
91 RIVERSOURCE FUNDS -- PROXY STATEMENT based on the fund's last fiscal period

Fund                                       Actual Fee Pro Forma Fee   % Change
Variable Portfolio Funds:
VP Global Inflation Protected Securities     $167,833      $154,787     -7.77%
VP Growth                                   2,023,076     1,936,735     -4.27%
VP High Yield Bond                          7,533,530     7,151,618     -5.07%
VP Income Opportunities                       165,239       157,587     -4.63%
VP International Opportunity                8,953,186     7,985,002    -10.81%
VP Large Cap Equity                        15,079,399    14,124,124     -6.33%
VP Large Cap Value                             70,240        66,953     -4.68%
VP Mid Cap Growth                           1,435,137     1,561,565      8.81%
VP Mid Cap Value**                             10,481        29,796    184.29%
VP S&P 500 Index                              973,909       739,446    -24.07%
VP Select Value                               123,757       119,188     -3.69%
VP Short Duration U.S. Gov't                3,045,061     2,398,346    -21.24%
VP Small Cap Advantage                      1,570,788     1,572,287      0.10%
VP Small Cap Value                          3,087,940     2,929,402     -5.13%

 * The fund may be subject to an expense cap and management fees may be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

** The fund began operations in 2005.

--------------------------------------------------------------------------------
92  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7A. Actual and Pro Forma Fund Expenses - Class A, Tax-Exempt Money
Market and Variable Portfolio Funds

(as a percent of average daily net assets)

based on the fund's last fiscal period

Class A, Tax Exempt                                                                                       Total Fund
Money Market and              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Variable Portfolio Funds          Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma      Actual   Pro Forma
Retail Funds:
Aggressive Growth                  0.89%      0.89%        0.25%     0.25%        0.83%     0.83%         1.97%     1.97%

Balanced                           0.53       0.53         0.25      0.25         0.25      0.27          1.03      1.05

California Tax-Exempt              0.47       0.41         0.25      0.25         0.14      0.17          0.86      0.83
Cash Management                    0.32       0.29         0.10      0.10         0.38      0.41          0.80      0.80
Core Bond                          0.54       0.48         0.25      0.25         0.25      0.27          1.04      1.00
Disciplined Equity                 0.62       0.62         0.25      0.25         0.48      0.49          1.35      1.36
Diversified Bond                   0.50       0.46         0.25      0.25         0.27      0.29          1.02      1.00

Diversified Equity Income          0.56       0.65         0.25      0.25         0.23      0.25          1.04      1.15

Dividend Opportunity               0.60       0.60         0.25      0.25         0.27      0.29          1.12      1.14
Emerging Markets                   1.01       1.02         0.25      0.25         0.57      0.55          1.83      1.82
Equity Value                       0.58       0.58         0.25      0.25         0.28      0.30          1.11      1.13
European Equity                    0.68       0.68         0.25      0.25         0.56      0.58          1.49      1.51
Fundamental Growth                 0.72       0.72         0.25      0.25         0.59      0.59          1.56      1.56
Fundamental Value                  0.73       0.73         0.25      0.25         0.32      0.32          1.30      1.30
Global Bond                        0.75       0.70         0.25      0.25         0.34      0.36          1.34      1.31
Global Equity                      0.67       0.67         0.25      0.25         0.49      0.51          1.41      1.43
Global Technology                  0.83       0.83         0.25      0.25         0.66      0.66          1.74      1.74
Growth                             0.63       0.63         0.25      0.25         0.31      0.32          1.19      1.20
High Yield Bond                    0.57       0.57         0.25      0.25         0.22      0.24          1.04      1.06

--------------------------------------------------------------------------------
93  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7A. (continued)

(as a percent of average daily net assets)

based on the fund's last fiscal period

Class A, Tax Exempt                                                                                       Total Fund
Money Market and              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Variable Portfolio Funds          Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma      Actual   Pro Forma
Income Opportunities               0.61%      0.61%        0.25%     0.25%        0.24%     0.26%         1.10%     1.12%
Inflation Protected Securities     0.44       0.44         0.25      0.25         0.32      0.34          1.01      1.03
Intermediate Tax-Exempt Bond       0.45       0.39         0.25      0.25         0.19      0.22          0.89      0.86
International Aggressive Growth    1.02       1.02         0.25      0.25         0.58      0.58          1.85      1.85
International Equity               0.93       0.93         0.25      0.25         0.55      0.55          1.73      1.73
International Opportunity          0.68       0.68         0.25      0.25         0.61      0.63          1.54      1.56
International Select Value         0.90       0.90         0.25      0.25         0.37      0.37          1.52      1.52
International Small Cap            1.06       1.06         0.25      0.25         0.95      0.95          2.26      2.26
Large Cap Equity                   0.57       0.57         0.25      0.25         0.35      0.36          1.17      1.18
Large Cap Value                    0.59       0.59         0.25      0.25         0.45      0.46          1.29      1.30
Limited Duration Bond              0.54       0.48         0.25      0.25         0.26      0.28          1.05      1.01
Massachusetts Tax-Exempt           0.47       0.41         0.25      0.25         0.22      0.25          0.94      0.91
Michigan Tax-Exempt                0.47       0.41         0.25      0.25         0.24      0.27          0.96      0.93
Mid Cap Growth                     0.49       0.60         0.25      0.25         0.29      0.30          1.03      1.15

Mid Cap Value                      0.78       0.78         0.25      0.25         0.34      0.35          1.37      1.38

Minnesota Tax-Exempt               0.46       0.40         0.25      0.25         0.14      0.17          0.85      0.82
New York Tax-Exempt                0.47       0.41         0.25      0.25         0.20      0.23          0.92      0.89
Ohio Tax-Exempt                    0.47       0.41         0.25      0.25         0.23      0.26          0.95      0.92
Portfolio Builder Aggressive(4)    0.08       0.08         0.25      0.25         0.45      0.45          0.78      0.78
Portfolio Builder Conservative(4)  0.08       0.08         0.25      0.25         0.59      0.59          0.92      0.92

--------------------------------------------------------------------------------
94  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7A. (continued)

(as a percent of average daily net assets)

based on the fund's last fiscal period

Class A, Tax Exempt                                                                                       Total Fund
Money Market and              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Variable Portfolio Funds          Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma      Actual   Pro Forma
Portfolio Builder Moderate(4)      0.08%      0.08%        0.25%     0.25%        0.30%     0.30%         0.63%     0.63%
Portfolio Builder Moderate
Aggressive(4)                      0.08       0.08         0.25      0.25         0.32      0.32          0.65      0.65
Portfolio Builder Moderate
Conservative(4)                    0.08       0.08         0.25      0.25         0.39      0.39          0.72      0.72
Portfolio Builder Total Equity(4)  0.08       0.08         0.25      0.25         0.50      0.50          0.83      0.83
Precious Metals                    0.77       0.77         0.25      0.25         0.48      0.48          1.50      1.50
Real Estate                        0.85       0.85         0.25      0.25         0.47      0.48          1.57      1.58
Select Value                       0.74       0.74         0.25      0.25         0.34      0.34          1.33      1.33
Short Duration U.S. Gov't          0.51       0.47         0.25      0.25         0.25      0.27          1.01      0.99
Small Cap Advantage                0.72       0.77         0.25      0.25         0.33      0.35          1.30      1.37
Small Cap Equity                   0.97       0.97         0.25      0.25         0.59      0.59          1.81      1.81
Small Cap Growth                   0.83       0.83         0.25      0.25         0.55      0.55          1.63      1.63
Small Cap Value                    0.87       0.87         0.25      0.25         0.39      0.40          1.51      1.52
Small Company Index                0.36       0.34         0.25      0.25         0.30      0.32          0.91      0.91

Strategic Allocation               0.59       0.64         0.25      0.25         0.25      0.29          1.09      1.18

Tax-Exempt Bond                    0.45       0.41         0.25      0.25         0.12      0.15          0.82      0.81
Tax-Exempt High Income             0.45       0.43         0.25      0.25         0.10      0.13          0.80      0.81
Tax-Exempt Money Market            0.36       0.33         0.10      0.10         0.27      0.30          0.73      0.73
U.S. Gov't Mortgage                0.52       0.48         0.25      0.25         0.33      0.35          1.10      1.08
Value                              0.72       0.72         0.25      0.25         0.32      0.32          1.29      1.29

--------------------------------------------------------------------------------
95  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7A. (continued)

(as a percent of average daily net assets)

based on the fund's last fiscal period

Class A, Tax Exempt                                                                                       Total Fund
Money Market and              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Variable Portfolio Funds          Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma      Actual   Pro Forma
Variable Portfolio Funds:(5)
VP Balanced                        0.63%      0.54%        0.13%     0.13%        0.06%     0.14%         0.82%     0.81%
VP Cash Management                 0.51       0.33         0.13      0.13         0.06      0.15          0.70      0.61
VP Core Bond                       0.63       0.48         0.13      0.13         0.25      0.33          1.01      0.94
VP Core Equity                     0.40       0.40         0.00      0.00         0.00      0.00          0.40      0.40
VP Diversified Bond                0.60       0.47         0.13      0.13         0.09      0.17          0.82      0.77
VP Diversified Equity Income       0.63       0.68         0.13      0.13         0.08      0.16          0.84      0.97
VP Emerging Markets                1.12       1.05         0.13      0.13         0.30      0.34          1.55      1.52
VP Global Bond                     0.83       0.71         0.13      0.13         0.12      0.20          1.08      1.04
VP Global Inflation
 Protected Securities              0.49       0.44         0.13      0.13         0.25      0.33          0.87      0.90
VP Growth                          0.69       0.66         0.13      0.13         0.10      0.17          0.92      0.96
VP High Yield Bond                 0.62       0.59         0.13      0.13         0.08      0.16          0.83      0.88
VP Income Opportunities            0.64       0.61         0.13      0.13         0.26      0.34          1.03      1.08
VP International Opportunity       0.80       0.72         0.13      0.13         0.11      0.20          1.04      1.05
VP Large Cap Equity                0.60       0.56         0.13      0.13         0.07      0.14          0.80      0.83
VP Large Cap Value                 0.63       0.60         0.13      0.13         1.79      1.86          2.55      2.59
VP Mid Cap Growth                  0.58       0.63         0.13      0.13         0.11      0.17          0.82      0.93
VP Mid Cap Value                   0.73       0.70         0.13      0.13         2.11      2.18          2.97      3.01

--------------------------------------------------------------------------------
96  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7A. (continued)

(as a percent of average daily net assets)

based on the fund's last fiscal period

Class A, Tax Exempt                                                                                       Total Fund
Money Market and              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Variable Portfolio Funds          Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma      Actual   Pro Forma
VP S&P 500 Index                   0.29%      0.22%        0.13%     0.13%        0.14%     0.18%         0.56%     0.53%
VP Select Value                    0.80       0.77         0.13      0.13         0.24      0.30          1.17      1.20
VP Short Duration U.S. Gov't       0.61       0.48         0.13      0.13         0.09      0.17          0.83      0.78
VP Small Cap Advantage             0.71       0.71         0.13      0.13         0.14      0.22          0.98      1.06
VP Small Cap Value                 0.97       0.92         0.13      0.13         0.18      0.24          1.28      1.29

(1)  The management fee is shown net of the performance incentive adjustment.

(2) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(3) The fund may be subject to an expense cap and the total fund operating expenses may be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

(4) Expenses shown are those of the fund of funds. The table does not include expenses of the underlying funds.

(5) The table does not reflect separate account expenses, including sales charges.

--------------------------------------------------------------------------------
97  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

Class A, Tax-Exempt
Money Market and                      1 year                  3 years                5 years               10 years
Variable Portfolio Funds        Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Retail Funds:
Aggressive Growth               $763       $763       $1,158    $1,158       $1,577    $1,577        $2,743    $2,743

Balanced                         674        676          884       890        1,112     1,122         1,766     1,788

California Tax-Exempt            559        556          737       728          930       914         1,489     1,456
Cash Management                   82         82          256       256          445       445           994       994
Core Bond                        576        572          790       779        1,023     1,002         1,690     1,646
Disciplined Equity               705        706          978       981        1,273     1,278         2,110     2,121
Diversified Bond                 574        572          784       779        1,012     1,002         1,668     1,646

Diversified Equity Income        675        685          887       920        1,117     1,172         1,777     1,897

Dividend Opportunity             683        685          911       917        1,157     1,167         1,864     1,886
Emerging Markets                 750        749        1,118     1,115        1,509     1,504         2,604     2,594
Equity Value                     682        684          908       914        1,152     1,162         1,853     1,875
European Equity                  718        720        1,019     1,025        1,342     1,352         2,257     2,278
Fundamental Growth               725        725        1,040     1,040        1,377     1,377         2,329     2,329
Fundamental Value                700        700          964       964        1,248     1,248         2,057     2,057
Global Bond                      605        602          880       871        1,175     1,160         2,016     1,984
Global Equity                    710        712          996     1,002        1,303     1,313         2,173     2,194
Global Technology                742        742        1,092     1,092        1,465     1,465         2,513     2,513
Growth                           689        690          931       934        1,193     1,198         1,940     1,951


--------------------------------------------------------------------------------
98  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: (continued)

Class A, Tax-Exempt
Money Market and                      1 year                  3 years                5 years               10 years
Variable Portfolio Funds        Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Retail Funds (cont.)
High Yield Bond                 $576       $578         $790      $796       $1,023    $1,033        $1,690    $1,712
Income Opportunities             582        584          808       814        1,053     1,063         1,756     1,778
Inflation Protected Securities   573        575          782       787        1,007     1,017         1,657     1,679
Intermediate Tax-Exempt Bond     562        559          746       737          945       930         1,523     1,489
International Aggressive Growth  752        752        1,124     1,124        1,519     1,519         2,624     2,624
International Equity             741        741        1,089     1,089        1,461     1,461         2,503     2,503
International Opportunity        723        725        1,034     1,040        1,367     1,377         2,309     2,329
International Select Value       721        721        1,028     1,028        1,357     1,357         2,288     2,288
International Small Cap          791        791        1,241     1,241        1,716     1,716         3,025     3,025
Large Cap Equity                 687        688          925       928        1,183     1,188         1,918     1,929
Large Cap Value                  699        700          961       964        1,243     1,248         2,047     2,057
Limited Duration Bond            577        573          793       782        1,028     1,007         1,701     1,657
Massachusetts Tax-Exempt         566        563          761       752          971       956         1,579     1,546
Michigan Tax-Exempt              568        565          767       758          982       966         1,601     1,568
Mid Cap Growth                   674        685          884       920        1,112     1,172         1,766     1,897

Mid Cap Value                    706        707          984       987        1,283     1,288         2,131     2,142

Minnesota Tax-Exempt             558        555          734       725          925       909         1,478     1,444
New York Tax-Exempt              564        562          755       746          961       945         1,557     1,523
Ohio Tax-Exempt                  567        564          764       755          976       961         1,590     1,557

--------------------------------------------------------------------------------
99  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: (continued)

Class A, Tax-Exempt
Money Market and                      1 year                  3 years                5 years               10 years
Variable Portfolio Funds        Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Retail Funds (cont.)
Portfolio Builder Aggressive    $650       $650         $810      $810         $984      $984        $1,489    $1,489
Portfolio Builder Conservative   564        564          755       755          961       961         1,557     1,557
Portfolio Builder Moderate       636        636          765       765          907       907         1,319     1,319
Portfolio Builder Moderate
Aggressive                       638        638          771       771          917       917         1,342     1,342
Portfolio Builder Moderate
Conservative                     545        545          694       694          857       857         1,331     1,331
Portfolio Builder Total Equity   655        655          825       825        1,010     1,010         1,545     1,545
Precious Metals                  719        719        1,022     1,022        1,347     1,347         2,267     2,267
Real Estate                      726        726        1,042     1,045        1,382     1,387         2,340     2,350
Select Value                     703        703          972       972        1,263     1,263         2,089     2,089
Short Duration U.S. Gov't        573        571          782       776        1,007       997         1,657     1,635
Small Cap Advantage              700        706          964       984        1,248     1,283         2,057     2,131
Small Cap Equity                 748        748        1,112     1,112        1,500     1,500         2,584     2,584
Small Cap Growth                 731        731        1,060     1,060        1,411     1,411         2,401     2,401
Small Cap Value                  720        721        1,025     1,028        1,352     1,357         2,278     2,288
Small Company Index              663        663          849       849        1,051     1,051         1,634     1,634

Strategic Allocation             680        688          902       928        1,142     1,188         1,832     1,929

Tax-Exempt Bond                  555        554          725       722          909       904         1,444     1,433
Tax-Exempt High Income           553        554          719       722          899       904         1,422     1,433
Tax-Exempt Money Market           75         75          234       234          407       407           910       910
U.S. Gov't Mortgage              582        580          808       802        1,053     1,043         1,756     1,734
Value                            699        699          961       961        1,243     1,243         2,047     2,047

--------------------------------------------------------------------------------
100  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: (continued)

Class A, Tax-Exempt
Money Market and                      1 year                  3 years                5 years               10 years
Variable Portfolio Funds        Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Variable Portfolio Funds:
VP Balanced                      $84        $83         $262      $259         $456      $450        $1,018    $1,006
VP Cash Management                72         62          224       196          390       341           874       766
VP Core Bond                     103         96          322       300          559       521         1,241     1,159
VP Core Equity                    41         41          129       129          225       225           508       508
VP Diversified Bond               84         79          262       246          456       429         1,018       958
VP Diversified Equity Income      86         99          268       309          467       537         1,041     1,194
VP Emerging Markets              158        155          490       481          846       830         1,851     1,818
VP Global Bond                   110        106          344       331          596       575         1,322     1,276
VP Global Inflation
Protected Securities              89         92          278       287          483       499         1,077     1,112
VP Growth                         94         98          294       306          510       532         1,136     1,183
VP High Yield Bond                85         90          265       281          461       488         1,029     1,089
VP Income Opportunities          105        110          328       344          570       596         1,264     1,322
VP International Opportunity     106        107          331       334          575       580         1,276     1,287
VP Large Cap Equity               82         85          256       265          445       461           994     1,029
VP Large Cap Value               258        262          794       806        1,356     1,376         2,889     2,928
VP Mid Cap Growth                 84         95          262       297          456       516         1,018     1,147
VP Mid Cap Value                 300        304          919       930        1,563     1,582         3,293     3,330
VP S&P 500 Index                  57         54          180       170          313       297           705       668
VP Select Value                  119        122          372       381          645       661         1,425     1,459
VP Short Duration U.S. Gov't      85         80          265       249          461       434         1,029       970
VP Small Cap Advantage           100        108          312       337          543       586         1,206     1,299
VP Small Cap Value               130        131          406       409          703       709         1,550     1,561

--------------------------------------------------------------------------------
101  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7B. Actual and Pro Forma Fund Expenses - Class B

(as a percent of average daily net assets)

based on the fund's last fiscal period

Annual Operating Expenses                                                                                 Total Fund
                              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Class B                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Aggressive Growth                  0.89%      0.89%        1.00%     1.00%        0.86%     0.86%         2.75%     2.75%

Balanced                           0.53       0.53         1.00      1.00         0.28      0.30          1.81      1.83

California Tax-Exempt              0.47       0.41         1.00      1.00         0.14      0.17          1.61      1.58
Cash Management                    0.32       0.29         0.75      0.85         0.38      0.41          1.45      1.55
Core Bond                          0.54       0.48         1.00      1.00         0.29      0.31          1.83      1.79
Disciplined Equity                 0.62       0.62         1.00      1.00         0.51      0.52          2.13      2.14
Diversified Bond                   0.50       0.46         1.00      1.00         0.28      0.30          1.78      1.76

Diversified Equity Income          0.56       0.65         1.00      1.00         0.24      0.26          1.80      1.91

Dividend Opportunity               0.60       0.60         1.00      1.00         0.28      0.30          1.88      1.90
Emerging Markets                   1.01       1.02         1.00      1.00         0.58      0.56          2.59      2.58
Equity Value                       0.58       0.58         1.00      1.00         0.30      0.32          1.88      1.90
European Equity                    0.68       0.68         1.00      1.00         0.58      0.60          2.26      2.28
Fundamental Growth                 0.72       0.72         1.00      1.00         0.62      0.62          2.34      2.34
Fundamental Value                  0.73       0.73         1.00      1.00         0.33      0.33          2.06      2.06
Global Bond                        0.75       0.70         1.00      1.00         0.35      0.37          2.10      2.07
Global Equity                      0.67       0.67         1.00      1.00         0.51      0.53          2.18      2.20
Global Technology                  0.83       0.83         1.00      1.00         0.69      0.69          2.52      2.52
Growth                             0.63       0.63         1.00      1.00         0.34      0.35          1.97      1.98
High Yield Bond                    0.57       0.57         1.00      1.00         0.22      0.24          1.79      1.81
Income Opportunities               0.61       0.61         1.00      1.00         0.25      0.27          1.86      1.88

--------------------------------------------------------------------------------
102  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7B. (continued)

(as a percent of average daily net assets)

based on the fund's last fiscal period
Annual Operating Expenses                                                                                 Total Fund
                              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Class B                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Inflation Protected Securities     0.44%      0.44%        1.00%     1.00%        0.33%     0.35%         1.77%     1.79%
Intermediate Tax-Exempt Bond       0.45       0.39         1.00      1.00         0.19      0.22          1.64      1.61
International Aggressive Growth    1.02       1.02         1.00      1.00         0.60      0.60          2.62      2.62
International Equity               0.93       0.93         1.00      1.00         0.58      0.58          2.51      2.51
International Opportunity          0.68       0.68         1.00      1.00         0.64      0.66          2.32      2.34
International Select Value         0.90       0.90         1.00      1.00         0.38      0.38          2.28      2.28
International Small Cap            1.06       1.06         1.00      1.00         0.98      0.98          3.04      3.04
Large Cap Equity                   0.57       0.57         1.00      1.00         0.37      0.38          1.94      1.95
Large Cap Value                    0.59       0.59         1.00      1.00         0.46      0.47          2.05      2.06
Limited Duration Bond              0.54       0.48         1.00      1.00         0.28      0.30          1.82      1.78
Massachusetts Tax-Exempt           0.47       0.41         1.00      1.00         0.22      0.25          1.69      1.66
Michigan Tax-Exempt                0.47       0.41         1.00      1.00         0.24      0.27          1.71      1.68
Mid Cap Growth                     0.49       0.60         1.00      1.00         0.31      0.32          1.80      1.92

Mid Cap Value                      0.78       0.78         1.00      1.00         0.35      0.36          2.13      2.14

Minnesota Tax-Exempt               0.46       0.40         1.00      1.00         0.14      0.17          1.60      1.57
New York Tax-Exempt                0.47       0.41         1.00      1.00         0.20      0.23          1.67      1.64
Ohio Tax-Exempt                    0.47       0.41         1.00      1.00         0.23      0.26          1.70      1.67
Portfolio Builder Aggressive(4)    0.08       0.08         1.00      1.00         0.46      0.46          1.54      1.54
Portfolio Builder Conservative(4)  0.08       0.08         1.00      1.00         0.60      0.60          1.68      1.68

--------------------------------------------------------------------------------
103  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7B. (continued)

(as a percent of average daily net assets)

based on the fund's last fiscal period

Annual Operating Expenses                                                                                 Total Fund
                              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Class B                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Portfolio Builder Moderate(4)     0.08%      0.08%        1.00%     1.00%        0.31%     0.31%         1.39%     1.39%
Portfolio Builder Moderate
Aggressive(4)                     0.08       0.08         1.00      1.00         0.34      0.34          1.42      1.42
Portfolio Builder Moderate
Conservative(4)                   0.08       0.08         1.00      1.00         0.41      0.41          1.49      1.49
Portfolio Builder Total Equity(4) 0.08       0.08         1.00      1.00         0.51      0.51          1.59      1.59
Precious Metals                   0.77       0.77         1.00      1.00         0.49      0.49          2.26      2.26
Real Estate                       0.85       0.85         1.00      1.00         0.49      0.50          2.34      2.35
Select Value                      0.74       0.74         1.00      1.00         0.35      0.35          2.09      2.09
Short Duration U.S. Gov't         0.51       0.47         1.00      1.00         0.25      0.27          1.76      1.74
Small Cap Advantage               0.72       0.77         1.00      1.00         0.35      0.37          2.07      2.14
Small Cap Equity                  0.97       0.97         1.00      1.00         0.61      0.61          2.58      2.58
Small Cap Growth                  0.83       0.83         1.00      1.00         0.57      0.57          2.40      2.40
Small Cap Value                   0.87       0.87         1.00      1.00         0.41      0.42          2.28      2.29
Small Company Index               0.36       0.34         1.00      1.00         0.31      0.33          1.67      1.67

Strategic Allocation              0.59       0.64         1.00      1.00         0.27      0.31          1.86      1.95

Tax-Exempt Bond                   0.45       0.41         1.00      1.00         0.13      0.16          1.58      1.57
Tax-Exempt High Income            0.45       0.43         1.00      1.00         0.10      0.13          1.55      1.56
U.S. Gov't Mortgage               0.52       0.48         1.00      1.00         0.34      0.36          1.86      1.84
Value                             0.72       0.72         1.00      1.00         0.34      0.34          2.06      2.06

(1)  The management fee is shown net of the performance incentive adjustment.

(2) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(3) The fund may be subject to an expense cap and the total fund operating expenses may be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

(4) Expenses shown are those of the fund of funds. The table does not include expenses of the underlying funds.

--------------------------------------------------------------------------------
104  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                      1 year                  3 years                5 years               10 years
Class B                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Aggressive Growth               $278       $278         $853      $853       $1,455    $1,455        $2,896    $2,896

Balanced                         184        186          570       576          981       999         1,926     1,948

California Tax-Exempt            164        161          508       499          877       861         1,714     1,681
Cash Management                  148        158          459       490          793       846         1,563     1,648
Core Bond                        186        182          576       564          991       971         1,945     1,901
Disciplined Equity               216        217          667       670        1,145     1,150         2,268     2,278
Diversified Bond                 181        179          561       554          965       955         1,899     1,877

Diversified Equity Income        183        194          567       600          976     1,033         1,920     2,039

Dividend Opportunity             191        193          591       597        1,017     1,027         2,007     2,028
Emerging Markets                 262        261          806       803        1,376     1,371         2,743     2,733
Equity Value                     191        193          591       597        1,017     1,027         2,004     2,026
European Equity                  229        231          707       713        1,211     1,221         2,405     2,426
Fundamental Growth               237        237          731       731        1,251     1,251         2,485     2,485
Fundamental Value                209        209          646       646        1,109     1,109         2,199     2,199
Global Bond                      213        210          658       649        1,130     1,114         2,241     2,210
Global Equity                    221        223          682       688        1,170     1,181         2,322     2,343
Global Technology                255        255          785       785        1,341     1,341         2,668     2,668
Growth                           200        201          619       622        1,063     1,068         2,098     2,109
High Yield Bond                  182        184          564       570          971       981         1,912     1,934
Income Opportunities             189        191          585       591        1,007     1,017         1,985     2,007


--------------------------------------------------------------------------------
105  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: (continued)

                                      1 year                  3 years                5 years               10 years
Class B                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Inflation Protected Securities  $180       $182         $557      $564       $  960    $  971        $1,888    $1,909
Intermediate Tax-Exempt Bond     167        164          518       508          893       877         1,748     1,714
International Aggressive Growth  265        265          815       815        1,391     1,391         2,771     2,771
International Equity             254        254          782       782        1,336     1,336         2,658     2,658
International Opportunity        234        237          724       731        1,240     1,251         2,464     2,485
International Select Value       231        231          713       713        1,221     1,221         2,429     2,429
International Small Cap          307        307          939       939        1,597     1,597         3,176     3,176
Large Cap Equity                 197        198          609       613        1,048     1,053         2,069     2,079
Large Cap Value                  208        209          643       646        1,104     1,109         2,188     2,199
Limited Duration Bond            185        181          573       561          986       965         1,939     1,896
Massachusetts Tax-Exempt         172        169          533       524          919       903         1,803     1,770
Michigan Tax-Exempt              174        171          539       530          929       914         1,825     1,792
Mid Cap Growth                   183        195          567       603          976     1,038         1,918     2,047

Mid Cap Value                    216        217          667       670        1,145     1,150         2,273     2,283

Minnesota Tax-Exempt             163        160          505       496          872       856         1,703     1,670
New York Tax-Exempt              170        167          527       518          908       893         1,781     1,748
Ohio Tax-Exempt                  173        170          536       527          924       908         1,814     1,781
Portfolio Builder Aggressive     157        157          487       487          840       840         1,634     1,634
Portfolio Builder Conservative   171        171          530       530          914       914         1,789     1,789
Portfolio Builder Moderate       142        142          440       440          761       761         1,465     1,465
Portfolio Builder Moderate
Aggressive                       145        145          450       450          777       777         1,496     1,496

--------------------------------------------------------------------------------
106  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: (continued)
                                      1 year                  3 years                5 years               10 years
Class B                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Portfolio Builder Moderate
Conservative                    $152       $152         $471      $471         $814      $814        $1,575    $1,575
Portfolio Builder Total Equity   162        162          502       502          867       867         1,689     1,689
Precious Metals                  229        229          707       707        1,211     1,211         2,408     2,408
Real Estate                      237        238          731       734        1,251     1,256         2,488     2,498
Select Value                     212        212          655       655        1,125     1,125         2,231     2,231
Short Duration U.S. Gov't        179        177          554       548          955       945         1,879     1,858
Small Cap Advantage              210        217          649       670        1,114     1,150         2,207     2,281
Small Cap Equity                 261        261          803       803        1,371     1,371         2,731     2,731
Small Cap Growth                 243        243          749       749        1,281     1,281         2,549     2,549
Small Cap Value                  231        232          713       716        1,221     1,226         2,426     2,436
Small Company Index              170        170          527       527          908       908         1,778     1,778

Strategic Allocation             189        198          585       613        1,007     1,053         1,983     2,079

Tax-Exempt Bond                  161        160          499       496          861       856         1,678     1,667
Tax-Exempt High Income           158        159          490       493          846       851         1,648     1,659
U.S. Gov't Mortgage              189        187          585       579        1,007       996         1,985     1,964
Value                            209        209          646       646        1,109     1,109         2,196     2,196

--------------------------------------------------------------------------------
107  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7C. Actual and Pro Forma Fund Expenses - Class C

(as a percent of average daily net assets)

based on the fund's last fiscal period

Annual Operating Expenses                                                                                 Total Fund
                              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Class C                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Aggressive Growth                  0.89%      0.89%        1.00%     1.00%        0.86%     0.86%         2.75%     2.75%

Balanced                           0.53       0.53         1.00      1.00         0.28      0.30          1.81      1.83

California Tax-Exempt              0.47       0.41         1.00      1.00         0.15      0.18          1.62      1.59
Cash Management                    0.32       0.29         0.75      0.75         0.38      0.41          1.45      1.45
Core Bond                          0.54       0.48         1.00      1.00         0.30      0.32          1.84      1.80
Disciplined Equity                 0.62       0.62         1.00      1.00         0.51      0.52          2.13      2.14
Diversified Bond                   0.50       0.46         1.00      1.00         0.29      0.31          1.79      1.77

Diversified Equity Income          0.56       0.65         1.00      1.00         0.25      0.27          1.81      1.92

Dividend Opportunity               0.60       0.60         1.00      1.00         0.29      0.31          1.89      1.91
Emerging Markets                   1.01       1.02         1.00      1.00         0.59      0.57          2.60      2.59
Equity Value                       0.58       0.58         1.00      1.00         0.30      0.32          1.88      1.90
European Equity                    0.68       0.68         1.00      1.00         0.58      0.60          2.26      2.28
Fundamental Growth                 0.72       0.72         1.00      1.00         0.63      0.63          2.35      2.35
Fundamental Value                  0.73       0.73         1.00      1.00         0.34      0.34          2.07      2.07
Global Bond                        0.75       0.70         1.00      1.00         0.34      0.36          2.09      2.06
Global Equity                      0.67       0.67         1.00      1.00         0.52      0.54          2.19      2.21
Global Technology                  0.83       0.83         1.00      1.00         0.66      0.66          2.49      2.49
Growth                             0.63       0.63         1.00      1.00         0.34      0.35          1.97      1.98
High Yield Bond                    0.57       0.57         1.00      1.00         0.22      0.24          1.79      1.81
Income Opportunities               0.61       0.61         1.00      1.00         0.25      0.27          1.86      1.88

--------------------------------------------------------------------------------
108  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7C. (continued)

(as a percent of average daily net assets)

based on the fund's last fiscal period

Annual Operating Expenses                                                                                 Total Fund
                               Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Class C                           Actual   Pro Forma      Actual  Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Inflation Protected Securities     0.44%      0.44%        1.00%     1.00%        0.32%     0.34%         1.76%     1.78%
Intermediate Tax-Exempt Bond       0.45       0.39         1.00      1.00         0.19      0.22          1.64      1.61
International Aggressive Growth    1.02       1.02         1.00      1.00         0.59      0.59          2.61      2.61
International Equity               0.93       0.93         1.00      1.00         0.58      0.58          2.51      2.51
International Opportunity          0.68       0.68         1.00      1.00         0.62      0.64          2.30      2.32
International Select Value         0.90       0.90         1.00      1.00         0.38      0.38          2.28      2.28
International Small Cap            1.06       1.06         1.00      1.00         0.99      0.99          3.05      3.05
Large Cap Equity                   0.57       0.57         1.00      1.00         0.37      0.38          1.94      1.95
Large Cap Value                    0.59       0.59         1.00      1.00         0.47      0.48          2.06      2.07
Limited Duration Bond              0.54       0.48         1.00      1.00         0.27      0.29          1.81      1.77
Massachusetts Tax-Exempt           0.47       0.41         1.00      1.00         0.23      0.26          1.70      1.67
Michigan Tax-Exempt                0.47       0.41         1.00      1.00         0.25      0.28          1.72      1.69
Mid Cap Growth                     0.49       0.60         1.00      1.00         0.32      0.33          1.81      1.93

Mid Cap Value                      0.78       0.78         1.00      1.00         0.35      0.36          2.13      2.14

Minnesota Tax-Exempt               0.46       0.40         1.00      1.00         0.15      0.18          1.61      1.58
New York Tax-Exempt                0.47       0.41         1.00      1.00         0.21      0.24          1.68      1.65
Ohio Tax-Exempt                    0.47       0.41         1.00      1.00         0.24      0.27          1.71      1.68
Portfolio Builder Aggressive(4)    0.08       0.08         1.00      1.00         0.47      0.47          1.55      1.55
Portfolio Builder Conservative(4)  0.08       0.08         1.00      1.00         0.60      0.60          1.68      1.68

--------------------------------------------------------------------------------
109  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7C. (continued)

(as a percent of average daily net assets)

based on the fund's last fiscal period

Annual Operating Expenses                                                                                 Total Fund
                              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Class C                           Actual   Pro Forma      Actual   Pro Forma     Actual   Pro Forma      Actual   Pro Forma
Portfolio Builder Moderate(4)     0.08%      0.08%        1.00%     1.00%        0.32%     0.32%         1.40%     1.40%
Portfolio Builder Moderate
Aggressive(4)                     0.08       0.08         1.00      1.00         0.33      0.33          1.41      1.41
Portfolio Builder Moderate
Conservative(4)                   0.08       0.08         1.00      1.00         0.44      0.44          1.52      1.52
Portfolio Builder Total Equity(4) 0.08       0.08         1.00      1.00         0.52      0.52          1.60      1.60
Precious Metals                   0.77       0.77         1.00      1.00         0.47      0.47          2.24      2.24
Real Estate                       0.85       0.85         1.00      1.00         0.48      0.49          2.33      2.34
Select Value                      0.74       0.74         1.00      1.00         0.35      0.35          2.09      2.09
Short Duration U.S. Gov't         0.51       0.47         1.00      1.00         0.26      0.28          1.77      1.75
Small Cap Advantage               0.72       0.77         1.00      1.00         0.35      0.37          2.07      2.14
Small Cap Equity                  0.97       0.97         1.00      1.00         0.60      0.60          2.57      2.57
Small Cap Growth                  0.83       0.83         1.00      1.00         0.57      0.57          2.40      2.40
Small Cap Value                   0.87       0.87         1.00      1.00         0.41      0.42          2.28      2.29

Strategic Allocation              0.59       0.64         1.00      1.00         0.28      0.32          1.87      1.96

Tax-Exempt Bond                   0.45       0.41         1.00      1.00         0.13      0.16          1.58      1.57
Tax-Exempt High Income            0.45       0.43         1.00      1.00         0.10      0.13          1.55      1.56
U.S. Gov't Mortgage               0.52       0.48         1.00      1.00         0.33      0.35          1.85      1.83
Value                             0.72       0.72         1.00      1.00         0.33      0.33          2.05      2.05

(1)  The management fee is shown net of the performance incentive adjustment.

(2) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(3) The fund may be subject to an expense cap and the total fund operating expenses may be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

(4) Expenses shown are those of the fund of funds. The table does not include expenses of the underlying funds.

--------------------------------------------------------------------------------
110  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                      1 year                  3 years                5 years               10 years
Class C                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Aggressive Growth               $278       $278         $853      $853       $1,455    $1,455        $3,084    $3,084

Balanced                         184        186          570       576          981       991         2,132     2,153

California Tax-Exempt            165        162          511       502          882       867         1,927     1,894
Cash Management                  148        148          459       459          793       793         1,740     1,740
Core Bond                        187        183          579       567          996       976         2,164     2,121
Disciplined Equity               216        217          667       670        1,145     1,150         2,467     2,477
Diversified Bond                 182        180          564       557          971       960         2,110     2,089

Diversified Equity Income        184        195          570       603          981     1,038         2,132     2,248

Dividend Opportunity             192        194          594       600        1,022     1,033         2,216     2,238
Emerging Markets                 263        262          809       806        1,381     1,376         2,938     2,928
Equity Value                     191        193          591       597        1,017     1,027         2,206     2,227
European Equity                  229        231          707       713        1,211     1,221         2,600     2,620
Fundamental Growth               238        238          734       734        1,256     1,256         2,690     2,690
Fundamental Value                210        210          649       649        1,114     1,114         2,405     2,405
Global Bond                      212        209          655       646        1,125     1,109         2,425     2,394
Global Equity                    222        224          685       691        1,175     1,186         2,528     2,549
Global Technology                252        252          776       776        1,326     1,326         2,830     2,830
Growth                           200        201          619       622        1,063     1,068         2,301     2,311
High Yield Bond                  182        184          564       570          971       981         2,110     2,132
Income Opportunities             189        191          585       591        1,007     1,017         2,185     2,206

--------------------------------------------------------------------------------
111  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: (continued)

                                      1 year                  3 years                5 years               10 years
Class C                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Inflation Protected Securities  $179       $181         $554      $561       $  955    $  965        $2,078    $2,100
Intermediate Tax-Exempt Bond     167        164          518       508          893       877         1,949     1,916
International Aggressive Growth  264        264          812       812        1,386     1,386         2,948     2,948
International Equity             254        254          782       782        1,336     1,336         2,850     2,850
International Opportunity        233        235          719       725        1,231     1,241         2,640     2,660
International Select Value       231        231          713       713        1,221     1,221         2,620     2,620
International Small Cap          308        308          942       942        1,602     1,602         3,367     3,367
Large Cap Equity                 197        198          609       613        1,048     1,053         2,269     2,280
Large Cap Value                  209        210          646       649        1,109     1,114         2,394     2,405
Limited Duration Bond            184        180          570       557          981       960         2,132     2,089
Massachusetts Tax-Exempt         173        170          536       527          924       908         2,014     1,981
Michigan Tax-Exempt              175        172          542       533          934       919         2,035     2,003
Mid Cap Growth                   184        196          570       606          981     1,043         2,132     2,259

Mid Cap Value                    216        217          667       670        1,145     1,150         2,467     2,477

Minnesota Tax-Exempt             164        161          508       499          877       861         1,916     1,883
New York Tax-Exempt              171        168          530       521          914       898         1,992     1,960
Ohio Tax-Exempt                  174        171          539       530          929       914         2,024     1,992
Portfolio Builder Aggressive     158        158          490       490          846       846         1,851     1,851
Portfolio Builder Conservative   171        171          530       530          914       914         1,992     1,992
Portfolio Builder Moderate       143        143          443       443          767       767         1,685     1,685
Portfolio Builder Moderate
Aggressive                       144        144          447       447          772       772         1,696     1,696

--------------------------------------------------------------------------------
112  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: (continued)
                                      1 year                  3 years                5 years               10 years
Class C                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Portfolio Builder Moderate
Conservative                    $155       $155         $481      $481       $  830    $  830        $1,818    $1,818
Portfolio Builder Total Equity   163        163          505       505          872       872         1,905     1,905
Precious Metals                  227        227          701       701        1,201     1,201         2,579     2,579
Real Estate                      236        237          728       731        1,246     1,251         2,670     2,680
Select Value                     212        212          655       655        1,125     1,125         2,425     2,425
Short Duration U.S. Gov't        180        178          557       551          960       950         2,089     2,067
Small Cap Advantage              210        217          649       670        1,114     1,150         2,405     2,477
Small Cap Equity                 260        260          800       800        1,366     1,366         2,909     2,909
Small Cap Growth                 243        243          749       749        1,281     1,281         2,741     2,741
Small Cap Value                  231        232          713       716        1,221     1,226         2,620     2,630

Strategic Allocation             190        199          588       616        1,012     1,058         2,195     2,290

Tax-Exempt Bond                  161        160          499       496          861       856         1,883     1,872
Tax-Exempt High Income           158        159          490       493          846       851         1,851     1,862
U.S. Gov't Mortgage              188        186          582       576        1,002       991         2,174     2,153
Value                            208        208          643       643        1,104     1,104         2,384     2,384

--------------------------------------------------------------------------------
113  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7D. Actual and Pro Forma Fund Expenses - Class D

(as a percent of average daily net assets)

based on the fund's last fiscal period

Annual Operating Expenses                                                                                 Total Fund
                               Management Agreement        Distribution         Other Expenses(1)     Operating Expenses
Class D                           Actual   Pro Forma      Actual   Pro Forma     Actual   Pro Forma     Actual   Pro Forma
S&P 500 Index(2)                   0.24%      0.22%        0.25%     0.25%        0.33%     0.31%         0.82%     0.78%

(1) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(2) The fund is subject to an expense cap and the total fund operating expenses will be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

Example: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                      1 year                  3 years                5 years               10 years
Class D                           Actual   Pro Forma      Actual   Pro Forma     Actual   Pro Forma     Actual   Pro Forma
S&P 500 Index                      $84        $80          $262      $249         $456      $434        $1,018      $970

--------------------------------------------------------------------------------
114  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7E. Actual and Pro Forma Fund Expenses - Class E

(as a percent of average daily net assets)

based on the fund's last fiscal period

Annual Operating Expenses                                                                                 Total Fund
                               Management Agreement        Distribution         Other Expenses(1)     Operating Expenses
Class E                           Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
S&P 500 Index(2)                   0.24%      0.22%        0.00%     0.00%        0.32%     0.30%         0.56%     0.52%

(1) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(2) The fund is subject to an expense cap and the total fund operating expenses will be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

Example: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                      1 year                  3 years                5 years               10 years
Class E                           Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
S&P 500 Index                      $57        $53         $180      $167         $313      $291          $705      $656

--------------------------------------------------------------------------------
115  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7I. Actual and Pro Forma Fund Expenses - Class I

(as a percent of average daily net assets)

based on the fund's last fiscal period

Annual Operating Expenses                                                                                 Total Fund
                              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Class I                           Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Aggressive Growth                  0.89%      0.89%        0.00%     0.00%        0.61%     0.61%         1.50%     1.50%
Cash Management                    0.32       0.29         0.00      0.00         0.07      0.10          0.39      0.39
Core Bond                          0.54       0.48         0.00      0.00         0.18      0.20          0.72      0.68
Disciplined Equity                 0.62       0.62         0.00      0.00         0.29      0.30          0.91      0.92
Diversified Bond                   0.50       0.46         0.00      0.00         0.10      0.12          0.60      0.58

Diversified Equity Income          0.56       0.65         0.00      0.00         0.06      0.08          0.62      0.73

Dividend Opportunity               0.60       0.60         0.00      0.00         0.10      0.12          0.70      0.72
Emerging Markets                   1.01       1.02         0.00      0.00         0.34      0.32          1.35      1.34
Equity Value                       0.58       0.58         0.00      0.00         0.09      0.11          0.67      0.69
European Equity                    0.68       0.68         0.00      0.00         0.28      0.30          0.96      0.98
Fundamental Growth                 0.72       0.72         0.00      0.00         0.39      0.39          1.11      1.11
Fundamental Value                  0.73       0.73         0.00      0.00         0.12      0.12          0.85      0.85
Global Bond                        0.75       0.70         0.00      0.00         0.14      0.16          0.89      0.86
Global Technology                  0.83       0.83         0.00      0.00         0.20      0.20          1.03      1.03
Growth                             0.63       0.63         0.00      0.00         0.12      0.13          0.75      0.76
High Yield Bond                    0.57       0.57         0.00      0.00         0.07      0.09          0.64      0.66
Income Opportunities               0.61       0.61         0.00      0.00         0.13      0.15          0.74      0.76
Inflation Protected Securities     0.44       0.44         0.00      0.00         0.21      0.23          0.65      0.67

--------------------------------------------------------------------------------
116  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7I. (continued)

(as a percent of average daily net assets)

based on the fund's last fiscal period

Annual Operating Expenses                                                                                 Total Fund
                              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Class I                           Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
International Aggressive Growth    1.02%      1.02%        0.00%     0.00%        0.35%     0.35%         1.37%     1.37%
International Equity               0.93       0.93         0.00      0.00         0.36      0.36          1.29      1.29
International Opportunity          0.68       0.68         0.00      0.00         0.19      0.21          0.87      0.89
International Select Value         0.90       0.90         0.00      0.00         0.18      0.18          1.08      1.08
International Small Cap            1.06       1.06         0.00      0.00         0.77      0.77          1.83      1.83
Large Cap Equity                   0.57       0.57         0.00      0.00         0.14      0.15          0.71      0.72
Large Cap Value                    0.59       0.59         0.00      0.00         0.27      0.28          0.86      0.87
Limited Duration Bond              0.54       0.48         0.00      0.00         0.19      0.21          0.73      0.69
Mid Cap Growth                     0.49       0.60         0.00      0.00         0.11      0.12          0.60      0.72

Mid Cap Value                      0.78       0.78         0.00      0.00         0.11      0.12          0.89      0.90

Precious Metals                    0.77       0.77         0.00      0.00         0.22      0.22          0.99      0.99
Real Estate                        0.85       0.85         0.00      0.00         0.25      0.26          1.10      1.11
Select Value                       0.74       0.74         0.00      0.00         0.12      0.12          0.86      0.86
Short Duration U.S. Gov't          0.51       0.47         0.00      0.00         0.06      0.08          0.57      0.55
Small Cap Advantage                0.72       0.77         0.00      0.00         0.12      0.14          0.84      0.91
Small Cap Equity                   0.97       0.97         0.00      0.00         0.35      0.35          1.32      1.32
Small Cap Growth                   0.83       0.83         0.00      0.00         0.24      0.24          1.07      1.07

--------------------------------------------------------------------------------
117  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7I. (continued)

(as a percent of average daily net assets)

based on the fund's last fiscal period


Annual Operating Expenses                                                                                 Total Fund
                              Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Class I                           Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma

Small Cap Value                    0.87%      0.87%        0.00%     0.00%        0.15%     0.16%         1.02%     1.03%
U.S. Gov't Mortgage                0.52       0.48         0.00      0.00         0.14      0.16          0.66      0.64
Value                              0.72       0.72         0.00      0.00         0.13      0.13          0.85      0.85

(1)  The management fee is shown net of the performance incentive adjustment.

(2) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(3) The fund may be subject to an expense cap and the total fund operating expenses may be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

--------------------------------------------------------------------------------
118  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                      1 year                  3 years                5 years               10 years
Class I                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Aggressive Growth               $153       $153         $474      $474         $819      $819        $1,796    $1,796
Cash Management                   40         40          125       125          219       219           495       495
Core Bond                         74         69          230       218          401       379           898       850
Disciplined Equity                93         94          290       294          505       510         1,124     1,136
Diversified Bond                  61         59          192       186          335       324           753       729

Diversified Equity Income         63         75          199       234          346       407           778       910

Dividend Opportunity              72         74          224       230          390       401           874       898
Emerging Markets                 137        136          428       425          740       735         1,629     1,618
Equity Value                      68         70          215       221          374       385           838       862
European Equity                   98        100          306       312          532       543         1,183     1,206
Fundamental Growth               113        113          353       353          612       612         1,356     1,356
Fundamental Value                 87         87          271       271          472       472         1,053     1,053
Global Bond                       91         88          284       275          494       478         1,100     1,065
Global Technology                105        105          328       328          570       570         1,264     1,264
Growth                            77         78          240       243          418       423           934       946
High Yield Bond                   65         67          205       211          357       368           802       826
Income Opportunities              76         78          237       243          412       423           922       946
Inflation Protected Securities    66         68          208       215          363       374           814       838
International Aggressive Growth  139        139          434       434          751       751         1,651     1,651
International Equity             131        131          409       409          709       709         1,561     1,561

--------------------------------------------------------------------------------
119  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: (continued)

                                      1 year                  3 years                5 years               10 years
Class I                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
International Opportunity       $ 89       $ 91         $278      $284         $483      $494        $1,077    $1,100
International Select Value       110        110          344       344          596       596         1,322     1,322
International Small Cap          186        186          576       576          991       991         2,153     2,153
Large Cap Equity                  73         74          227       230          396       401           886       898
Large Cap Value                   88         89          275       278          478       483         1,065     1,077
Limited Duration Bond             75         70          234       221          407       385           910       862
Mid Cap Growth                    62         74          194       230          338       401           758       898
Mid Cap Value                     91         92          284       287          494       499         1,100     1,112
Precious Metals                  101        101          316       316          548       548         1,218     1,218
Real Estate                      112        113          350       353          607       612         1,345     1,356
Select Value                      88         88          275       275          478       478         1,065     1,065
Short Duration U.S. Gov't         58         56          183       176          319       308           717       692
Small Cap Advantage               86         93          268       290          467       505         1,041     1,124
Small Cap Equity                 134        134          419       419          724       724         1,595     1,595
Small Cap Growth                 109        109          341       341          591       591         1,310     1,310
Small Cap Value                  104        105          325       328          564       570         1,252     1,264
U.S. Gov't Mortgage               67         65          211       205          368       357           826       802
Value                             87         87          271       271          472       472         1,053     1,053

--------------------------------------------------------------------------------
120  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7Y. Actual and Pro Forma Fund Expenses - Class Y

(as a percent of average daily net assets)

based on the fund's last fiscal period

Annual Operating Expenses                                                                                 Total Fund
                                Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Class Y                           Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Aggressive Growth                  0.89%      0.89%        0.00%     0.00%        0.91%     0.91%         1.80%     1.80%

Balanced                           0.53       0.53         0.00      0.00         0.34      0.36          0.87      0.89

Cash Management                    0.32       0.29         0.00      0.00         0.34      0.37          0.66      0.66
Core Bond                          0.54       0.48         0.00      0.00         0.38      0.40          0.92      0.88
Disciplined Equity                 0.62       0.62         0.00      0.00         0.56      0.57          1.18      1.19
Diversified Bond                   0.50       0.46         0.00      0.00         0.35      0.37          0.85      0.83

Diversified Equity Income          0.56       0.65         0.00      0.00         0.31      0.33          0.87      0.98

Dividend Opportunity               0.60       0.60         0.00      0.00         0.34      0.36          0.94      0.96
Emerging Markets                   1.01       1.02         0.00      0.00         0.64      0.62          1.65      1.64
Equity Value                       0.58       0.58         0.00      0.00         0.36      0.38          0.94      0.96
European Equity                    0.68       0.68         0.00      0.00         0.61      0.63          1.29      1.31
Fundamental Growth                 0.72       0.72         0.00      0.00         0.67      0.67          1.39      1.39
Fundamental Value                  0.73       0.73         0.00      0.00         0.40      0.40          1.13      1.13
Global Bond                        0.75       0.70         0.00      0.00         0.42      0.44          1.17      1.14
Global Equity                      0.67       0.67         0.00      0.00         0.56      0.58          1.23      1.25
Global Technology                  0.83       0.83         0.00      0.00         0.72      0.72          1.55      1.55
Growth                             0.63       0.63         0.00      0.00         0.39      0.40          1.02      1.03
High Yield Bond                    0.57       0.57         0.00      0.00         0.30      0.32          0.87      0.89
Income Opportunities               0.61       0.61         0.00      0.00         0.33      0.35          0.94      0.96
Inflation Protected Securities     0.44       0.44         0.00      0.00         0.42      0.44          0.86      0.88

--------------------------------------------------------------------------------
121  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7Y. (continued)

(as a percent of average daily net assets)

based on the fund's last fiscal period

Annual Operating Expenses                                                                                 Total Fund
                                Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Class Y                           Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Intermediate Tax-Exempt Bond       0.45%      0.39%        0.00%     0.00%        0.25%     0.28%         0.70      0.67
International Aggressive Growth    1.02       1.02         0.00      0.00         0.67      0.67          1.69      1.69
International Equity               0.93       0.93         0.00      0.00         0.64      0.64          1.57      1.57
International Opportunity          0.68       0.68         0.00      0.00         0.68      0.70          1.36      1.38
International Select Value         0.90       0.90         0.00      0.00         0.45      0.45          1.35      1.35
International Small Cap            1.06       1.06         0.00      0.00         1.02      1.02          2.08      2.08
Large Cap Equity                   0.57       0.57         0.00      0.00         0.39      0.40          0.96      0.97
Large Cap Value                    0.59       0.59         0.00      0.00         0.52      0.53          1.11      1.12
Limited Duration Bond              0.54       0.48         0.00      0.00         0.41      0.43          0.95      0.91
Mid Cap Growth                     0.49       0.60         0.00      0.00         0.38      0.39          0.87      0.99

Mid Cap Value                      0.78       0.78         0.00      0.00         0.41      0.42          1.19      1.20

Portfolio Builder Aggressive(4)    0.08       0.08         0.00      0.00         0.53      0.53          0.61      0.61
Portfolio Builder Conservative(4)  0.08       0.08         0.00      0.00         0.68      0.68          0.76      0.76
Portfolio Builder Moderate(4)      0.08       0.08         0.00      0.00         0.39      0.39          0.47      0.47
Portfolio Builder Moderate
Aggressive(4)                      0.08       0.08         0.00      0.00         0.40      0.40          0.48      0.48
Portfolio Builder Moderate
Conservative(4)                    0.08       0.08         0.00      0.00         0.49      0.49          0.57      0.57
Portfolio Builder Total Equity(4)  0.08       0.08         0.00      0.00         0.58      0.58          0.66      0.66
Precious Metals                    0.77       0.77         0.00      0.00         0.58      0.58          1.35      1.35
Real Estate                        0.85       0.85         0.00      0.00         0.54      0.55          1.39      1.40

--------------------------------------------------------------------------------
122  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-7Y. (continued)

(as a percent of average daily net assets)

based on the fund's last fiscal period

Annual Operating Expenses                                                                                 Total Fund
                                Management Agreement(1)      Distribution         Other Expenses(2)    Operating Expenses(3)
Class Y                           Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Select Value                       0.74%      0.74%        0.00%     0.00%        0.41%     0.41%         1.15%     1.15%
Short Duration U.S. Gov't          0.51       0.47         0.00      0.00         0.33      0.35          0.84      0.82
Small Cap Advantage                0.72       0.77         0.00      0.00         0.40      0.42          1.12      1.19
Small Cap Equity                   0.97       0.97         0.00      0.00         0.66      0.66          1.63      1.63
Small Cap Growth                   0.83       0.83         0.00      0.00         0.61      0.61          1.44      1.44
Small Cap Value                    0.87       0.87         0.00      0.00         0.47      0.48          1.34      1.35
Small Company Index                0.36       0.34         0.00      0.00         0.38      0.40          0.74      0.74

Strategic Allocation               0.59       0.64         0.00      0.00         0.33      0.37          0.92      1.01

Tax-Exempt Bond                    0.45       0.41         0.00      0.00         0.21      0.24          0.66      0.65
Tax-Exempt High Income             0.45       0.43         0.00      0.00         0.21      0.24          0.66      0.67
U.S. Gov't Mortgage                0.52       0.48         0.00      0.00         0.42      0.44          0.94      0.92
Value                              0.72       0.72         0.00      0.00         0.40      0.40          1.12      1.12

(1)  The management fee is shown net of the performance incentive adjustment.

(2) Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses.

(3) The fund may be subject to an expense cap and the total fund operating expenses may be less for an agreed upon period of time. Refer to Table D-1 for detailed information.

(4) Expenses shown are those of the fund of funds. The table does not include expenses of the underlying funds.

--------------------------------------------------------------------------------
123  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example: This example is intended to help you compare the cost of investing in the fund with the cost investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                      1 year                  3 years                5 years               10 years
Class Y                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Aggressive Growth               $183       $183         $567      $567         $976      $976        $2,121    $2,121

Balanced                          89         91          278       284          483       494         1,077     1,100

Cash Management                   67         67          211       211          368       368           826       826
Core Bond                         94         90          294       281          510       488         1,136     1,089
Disciplined Equity               120        121          375       378          650       655         1,437     1,448
Diversified Bond                  87         85          271       265          472       461         1,053     1,029

Diversified Equity Income         89        100          278       312          483       543         1,077     1,206

Dividend Opportunity              96         98          300       306          521       532         1,159     1,183
Emerging Markets                 168        167          521       518          898       893         1,960     1,949
Equity Value                      96         98          300       306          521       532         1,159     1,183
European Equity                  131        133          409       415          709       719         1,561     1,584
Fundamental Growth               142        142          440       440          761       761         1,674     1,674
Fundamental Value                115        115          359       359          623       623         1,379     1,379
Global Bond                      119        116          372       362          645       629         1,425     1,391
Global Equity                    125        127          391       397          677       687         1,494     1,516
Global Technology                158        158          490       490          846       846         1,851     1,851
Growth                           104        105          325       328          564       570         1,252     1,264
High Yield Bond                   89         91          278       284          483       494         1,077     1,100
Income Opportunities              96         98          300       306          521       532         1,159     1,183
Inflation Protected Securities    88         90          275       281          478       488         1,065     1,089

--------------------------------------------------------------------------------
124  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example (continued)
                                      1 year                  3 years                5 years               10 years
Class Y                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Intermediate Tax-Exempt Bond     $72        $68         $224      $215         $390      $374        $  874    $  838
International Aggressive Growth  172        172          533       533          919       919         2,003     2,003
International Equity             160        160          496       496          856       856         1,872     1,872
International Opportunity        138        140          431       437          746       756         1,640     1,662
International Select Value       137        137          428       428          740       740         1,629     1,629
International Small Cap          211        211          652       652        1,120     1,120         2,415     2,415
Large Cap Equity                  98         99          306       309          532       537         1,183     1,194
Large Cap Value                  113        114          353       356          612       618         1,356     1,368
Limited Duration Bond             97         93          303       290          526       505         1,171     1,124
Mid Cap Growth                    89        101          278       316          483       548         1,077     1,218

Mid Cap Value                    121        122          378       381          655       661         1,448     1,459

Portfolio Builder Aggressive      62         62          196       196          341       341           766       766
Portfolio Builder Conservative    78         78          243       243          423       423           946       946
Portfolio Builder Moderate        48         48          151       151          264       264           594       594
Portfolio Builder Moderate
Aggressive                        49         49          154       154          269       269           607       607
Portfolio Builder Moderate
Conservative                      58         58          154       154          319       319           717       717
Portfolio Builder Total Equity    67         67          211       211          368       368           826       826
Precious Metals                  137        137          428       428          740       740         1,629     1,629
Real Estate                      142        143          440       443          761       767         1,674     1,685
Select Value                     117        117          366       366          634       634         1,402     1,402
Short Duration U.S. Gov't         86         84          268       262          467       456         1,041     1,018

--------------------------------------------------------------------------------
125  RIVERSOURCE FUNDS -- PROXY STATEMENT

Example (continued)
                                      1 year                  3 years                5 years               10 years
Class Y                         Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Small Cap Advantage             $114       $121         $356      $378         $618      $655        $1,368    $1,448
Small Cap Equity                 166        166          514       514          888       888         1,938     1,938
Small Cap Growth                 147        147          456       456          788       788         1,729     1,729
Small Cap Value                  136        137          425       428          735       740         1,618     1,629
Small Company Index               76         76          237       237          412       412           922       922

Strategic Allocation              94        103          294       322          510       559         1,136     1,241

Tax-Exempt Bond                   67         66          211       208          368       363           826       814
Tax-Exempt High Income            67         68          211       215          368       374           826       838
U.S. Gov't Mortgage               96         94          300       294          521       510         1,159     1,136
Value                            114        114          356       356          618       618         1,368     1,368

--------------------------------------------------------------------------------
126  RIVERSOURCE FUNDS -- PROXY STATEMENT

The Fund's Independent Registered Public Accountant. The 1940 Act provides that every registered investment company must be audited at least once each year by independent registered public accountants selected by a majority of the independent Board members. The fund's Board has selected KPMG LLP to be the fund's independent registered public accountant for the current fiscal year. KPMG LLP, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed in writing to the Board's Joint Audit Committee that they are independent accountants with respect to the fund.


The independent accountants examine the financial statements for the fund that are set forth in the annual report to shareholders and provide other requested non-audit and tax-related services to the fund. The Joint Audit Committee reviewed and discussed the audited financial statements with RiverSource Investments and reviewed with KPMG LLP the matters required to be discussed by SAS 61 (for example, methods used to account for significant unusual transactions).

The Joint Audit Committee does not consider other non-audit services provided by KPMG LLP to be incompatible with maintaining the independence of KPMG LLP in its audits of the fund, taking into account representations from KPMG LLP, in accordance with ISB No. 1, regarding its independence from the fund and its related entities.

Representatives of KPMG LLP are expected to be present at the meeting. They will be given the opportunity to make a statement to shareholders and are expected to be available to respond to any questions that may be raised at the meeting.


Joint Audit Committee Pre-approval Policies and Procedures. Pursuant to the pre-approval requirements of the Sarbanes-Oxley Act of 2002, all services to be performed by KPMG LLP for the fund; the fund's investment adviser; and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund, must be pre-approved by the Joint Audit Committee.


Audit Fees. During the last two fiscal years, the aggregate fees paid to KPMG LLP for professional services rendered for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings for the fund were as follows:

--------------------------------------------------------------------------------
127  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-8A. Audit Fees

during the fund's last two fiscal periods

                                     Last Fiscal                 Previous
Fund                                    Period                 Fiscal Period
Retail Funds:
Aggressive Growth                      $18,000                   $17,000

Balanced                                47,000                    45,000

California Tax-Exempt                   20,500                    19,500
Cash Management                         37,000                    36,500
Core Bond                               20,000                    18,000
Disciplined Equity                      20,500                    18,000
Diversified Bond                        45,000                    43,000

Diversified Equity Income               44,000                    40,000

Dividend Opportunity                    30,000                    29,000
Emerging Markets                        32,000                    28,000
Equity Value                            25,500                    25,000
European Equity                         20,000                    18,000
Fundamental Growth                      18,000                    17,000
Fundamental Value                       20,000                    18,000
Global Bond                             36,000                    34,000
Global Equity                           38,000                    36,000
Global Technology                       32,000                    28,000
Growth                                  44,000                    42,000
High Yield Bond                         52,000                    52,000
Income Opportunities                    20,000                    18,000
Inflation Protected Securities          21,000                    18,000
Intermediate Tax-Exempt Bond            20,500                    19,000
International Aggressive Growth         20,000                    18,000
International Equity                    19,000                    17,000
International Opportunity               39,500                    39,500
International Select Value              20,000                    18,000
International Small Cap                 18,000                    17,000
Large Cap Equity                        30,000                    23,000
Large Cap Value                         20,500                    18,500
Limited Duration Bond                   20,000                    18,000
Massachusetts Tax-Exempt                19,000                    18,250

--------------------------------------------------------------------------------
128  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                     Last Fiscal                 Previous
Fund                                    Period                 Fiscal Period
Retail Funds (cont.)
Michigan Tax-Exempt                    $19,000                   $18,250
Mid Cap Growth                          30,000                    29,000

Mid Cap Value                           22,000                    19,000

Minnesota Tax-Exempt                    22,000                    21,250
New York Tax-Exempt                     19,500                    18,750
Ohio Tax-Exempt                         19,000                    18,250
Portfolio Builder Aggressive            14,500                       N/A
Portfolio Builder Conservative          14,500                       N/A
Portfolio Builder Moderate              14,500                       N/A
Portfolio Builder Moderate Aggressive   14,500                       N/A
Portfolio Builder Moderate Conservative 14,500                       N/A
Portfolio Builder Total Equity          14,500                       N/A
Precious Metals                         23,000                    20,500
Real Estate                             20,500                    18,000
S&P 500 Index                           19,500                    18,500
Select Value                            20,000                    18,000
Short Duration U.S. Gov't               49,500                    49,500
Small Cap Advantage                     22,500                    19,000
Small Cap Equity                        19,500                    17,500
Small Cap Growth                        20,000                    18,000
Small Cap Value                         20,000                    18,000
Small Company Index                     24,000                    23,000

Strategic Allocation                    50,000                    48,000

Tax-Exempt Bond                         37,000                    37,000
Tax-Exempt High Income                  50,000                    50,000
Tax-Exempt Money Market                 23,250                    22,500
U.S. Gov't Mortgage                     21,000                    19,000
Value                                   20,000                    18,000

--------------------------------------------------------------------------------
129  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                            Last Fiscal          Previous
Fund                                           Period          Fiscal Period
Variable Portfolio Funds:
VP Balanced                                   $26,500            $25,000
VP Cash Management                             20,000             19,250
VP Core Bond                                   19,500             18,000
VP Core Equity                                 18,000                N/A
VP Diversified Bond                            26,500             25,500
VP Diversified Equity Income                   22,000             19,000
VP Emerging Markets                            20,000             18,000
VP Global Bond                                 23,500             21,250
VP Global Inflation Protected Securities       19,500             18,000
VP Growth                                      20,500             19,000
VP High Yield Bond                             26,500             25,250
VP Income Opportunities                        19,500             18,000
VP International Opportunity                   26,000             23,500
VP Large Cap Equity                            27,000             24,500
VP Large Cap Value                             19,000             18,000
VP Mid Cap Growth                              19,000             18,000
VP Mid Cap Value                               19,000                N/A
VP S&P 500 Index                               20,000             18,000
VP Select Value                                19,000             18,000
VP Short Duration U.S. Gov't                   21,500             20,500
VP Small Cap Advantage                         20,000             18,000
VP Small Cap Value                             20,500             18,500

The following table shows aggregate fees paid by the fund to KPMG LLP in each of the last two fiscal periods for services that are not included in Table D-8A. All of the services performed were pre-approved by the Joint Audit Committee.

o Audit-Related Fees. Assurance and related services that are reasonably related to the performance of the audit or review.

o Tax Fees. Tax compliance, tax consulting services related to Class I shares and tax work related to fund mergers and liquidations


o  All Other Fees. All other services rendered by KPMG LLP.


--------------------------------------------------------------------------------
130  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-8B. Audit-Related, Tax and Other Fees

during the fund's last two fiscal periods

                                                 Aggregate Audit- Related Fees Aggregate Tax Fees   Aggregate Other Fees
Fund                                                    Last     Previous       Last    Previous       Last    Previous
                                                       Fiscal     Fiscal       Fiscal    Fiscal       Fiscal    Fiscal
                                                       Period     Period       Period    Period       Period    Period
Retail Funds:
Aggressive Growth                                        $14        $3       $2,650    $2,550          $298        $0

Balanced                                                 302       322        6,650     6,250           252         0

California Tax-Exempt                                     50        49        2,750     2,550            40         0
Cash Management                                          806       879        2,750     2,550           958         0
Core Bond                                                 38        16        2,750     2,550           318         0
Disciplined Equity                                        22         3        2,750     2,550           304         0
Diversified Bond                                         589       639        2,750     2,550           776         0

Diversified Equity Income                              1,001       651        7,100     6,650         1,120         0

Dividend Opportunity                                     245       215        2,750     2,550           490         0
Emerging Markets                                          61        38        6,650     6,470             0         0
Equity Value                                             255         0        2,650     2,550             0         0
European Equity                                           28        24        2,550     2,495             0         0
Fundamental Growth                                        20         4        2,650     2,550           303         0
Fundamental Value                                        220       107        2,650     2,550           469         0
Global Bond                                              117       107        6,650     6,700             0         0
Global Equity                                            105        99        6,650     6,470             0         0
Global Technology                                         49     8,759        6,650     6,470             0         0
Growth                                                   661       707        7,100     6,650           836         0
High Yield Bond                                          563       569        6,950     6,650           755         0

--------------------------------------------------------------------------------
131  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-8B. (continued)

during the fund's last two fiscal periods

                                                 Aggregate Audit- Related Fees Aggregate Tax Fees   Aggregate Other Fees
Fund                                                    Last     Previous       Last    Previous       Last    Previous
                                                       Fiscal     Fiscal       Fiscal    Fiscal       Fiscal    Fiscal
                                                       Period     Period       Period    Period       Period    Period
Retail Funds (cont.)
Income Opportunities                                     $76       $42       $2,750    $2,550          $349        $0
Inflation Protected Securities                            36         0        2,750     2,550           315         0
Intermediate Tax-Exempt Bond                              35        29        2,650     2,550             0         0
International Aggressive Growth                           38        19        2,550     2,495             0         0
International Equity                                      23         8        2,550     2,495             0         0
International Opportunity                                 91        78        2,550     2,725             0         0
International Select Value                               149        54        2,550     2,495             0         0
International Small Cap                                   11         3        2,550     2,495             0         0
Large Cap Equity                                         362        72        2,750     2,550         1,787         0
Large Cap Value                                           32        18        2,750     2,550           312         0
Limited Duration Bond                                     43        23        2,750     2,550           322         0
Massachusetts Tax-Exempt                                  18        18        2,750     2,550            15         0
Michigan Tax-Exempt                                       14        14        2,750     2,550            12         0
Mid Cap Growth                                           455       301        2,650     2,550             0         0

Mid Cap Value                                            175        70        2,750     2,550           431         0

Minnesota Tax-Exempt                                      94        91        2,750     2,550            78         0
New York Tax-Exempt                                       20        21        2,750     2,550            17         0
Ohio Tax-Exempt                                           14        16        2,750     2,550            12         0
Portfolio Builder Aggressive                               0         0        2,650       850             0         0

--------------------------------------------------------------------------------
132  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-8B. (continued)

during the fund's last two fiscal periods

                                                 Aggregate Audit- Related Fees Aggregate Tax Fees   Aggregate Other Fees
Fund                                                    Last     Previous       Last    Previous       Last    Previous
                                                       Fiscal     Fiscal       Fiscal    Fiscal       Fiscal    Fiscal
                                                       Period     Period       Period    Period       Period    Period
Retail Funds (cont.)
Portfolio Builder Conservative                            $0        $0       $2,650      $850            $0        $0
Portfolio Builder Moderate                                 0         0        2,650       850             0         0
Portfolio Builder Moderate Aggressive                      0         0        2,650       850             0         0
Portfolio Builder Moderate Conservative                    0         0        2,650       850             0         0
Portfolio Builder Total Equity                             0         0        2,650       850             0         0
Precious Metals                                           23         0        2,650     2,550             0         0
Real Estate                                               25         0        2,750     2,550           307         0
S&P 500 Index                                             89        63        2,650     2,550             0     6,000
Select Value                                             167       101        2,650     2,550         1,625         0
Short Duration U.S. Gov't                                391       507        6,950     6,650           611         0
Small Cap Advantage                                      180         0        2,650     2,550             0         0
Small Cap Equity                                          40        28        2,650     2,550           319         0
Small Cap Growth                                          67         0        2,650     2,550             0         0
Small Cap Value                                          252       215        2,650     2,550           495         0
Small Company Index                                      268       180        2,650     2,550             0         0

Strategic Allocation                                     227       219        7,100     6,650           189         0

Tax-Exempt Bond                                          165       180        2,650     2,550             0         0
Tax-Exempt High Income                                   949       976        6,750     6,525             0         0
Tax-Exempt Money Market                                   32        39        2,650     2,550             0         0

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133  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-8B. (continued)

during the fund's last two fiscal periods

                                                 Aggregate Audit- Related Fees Aggregate Tax Fees   Aggregate Other Fees
Fund                                                    Last     Previous       Last    Previous       Last    Previous
                                                       Fiscal     Fiscal       Fiscal    Fiscal       Fiscal    Fiscal
                                                       Period     Period       Period    Period       Period    Period
Retail Funds (cont.)
U.S. Gov't Mortgage                                      $63       $72       $2,650    $2,550          $338        $0
Value                                                    108        86        2,650     2,550           375         0

Variable Portfolio Funds:
VP Balanced                                              587       509        1,850     1,700         1,689         0
VP Cash Management                                       162       149        1,850     1,700         1,335         0
VP Core Bond                                              11         5        2,750     2,550             9         0
VP Core Equity                                             0         0        2,650       850             0         0
VP Diversified Bond                                      402       350        1,850     1,700         1,534         0
VP Diversified Equity Income                             308       140        1,850     1,700         1,456         0
VP Emerging Markets                                       27         7        2,750     2,550            23         0
VP Global Bond                                           122        81        1,850     1,700           102         0
VP Global Inflation Protected Securities                   9         0        2,750     2,550             8         0
VP Growth                                                 65        56        1,850     1,700            54         0
VP High Yield Bond                                       281       221        1,850     1,700           234         0
VP Income Opportunities                                    7         0        2,750     2,550             6         0

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134  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table D-8B. (continued)

during the fund's last two fiscal periods

                                                 Aggregate Audit- Related Fees Aggregate Tax Fees   Aggregate Other Fees
Fund                                                    Last     Previous       Last    Previous       Last    Previous
                                                       Fiscal     Fiscal       Fiscal    Fiscal       Fiscal    Fiscal
                                                       Period     Period       Period    Period       Period    Period
Variable Portfolio Funds (cont.)
VP International Opportunity                            $261      $175       $1,850    $1,700        $1,418        $0
VP Large Cap Equity                                      567       423        1,850     1,700         1,672         0
VP Large Cap Value                                         4         0        2,750     2,550             3         0
VP Mid Cap Growth                                         54        47        1,850     2,550            45         0
VP Mid Cap Value                                           0         0        2,750       N/A             0         0
VP S&P 500 Index                                          79        53        1,850     1,700            66         0
VP Select Value                                            4         2        2,750     2,550             3         0
VP Short Duration U.S. Gov't                             115        96        1,850     1,700         1,296         0
VP Small Cap Advantage                                    48        35        1,850     1,700            40         0
VP Small Cap Value                                        74        42        1,850     2,550            61         0

Aggregate Non-Audit Fees to Funds, Investment Manager and Affiliates

For the year ended Sept. 30, 2005, the aggregate non-audit fees billed for services rendered to all of the funds, to the investment manager and to any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the funds was $418,415. For the year ended Sept. 30, 2004, the aggregate amount was $414,969.

--------------------------------------------------------------------------------
135  RIVERSOURCE FUNDS -- PROXY STATEMENT

Section E - Board Member Information


This section contains the following information:


o Table E-1 shows the compensation paid to Board members by each fund in its last fiscal year.


o Table E-2 shows the dollar range of shares of all the funds owned by the Board members and the dollar range of shares owned in each individual fund.

Table E-1. Board Member Compensation*
during the fund's last fiscal period

                                       Flynn    Jones    Lewis   Paglia  Simpson  Taunton-Rigby
Fund
Aggressive Growth - total               $750   $1,347   $1,448     $758     $842   $1,092
Amount deferred                          271               556

Balanced - total                       2,858    3,733    4,135    3,142    2,725    3,325
Amount deferred                        1,188             1,435

California Tax-Exempt - total            808    1,405    1,557      867      900    1,200
Amount deferred                          300               583
Cash Management - total                2,700    4,004    4,155    2,975    3,500    3,800
Amount deferred                        1,138             1,515
Core Bond - total                        967    1,404    1,555    1,025      900    1,200
Amount deferred                          379               562
Disciplined Equity - total               967    1,288    1,433    1,025      783    1,083
Amount deferred                          379               554
Diversified Bond - total               2,308    3,188    3,339    2,517    2,683    2,983
Amount deferred                          975             1,196

Diversified Equity Income - total      4,075    5,133    5,535    4,450    4,125    4,725
Amount deferred                        1,750             1,932

Dividend Opportunity - total           1,100    1,905    2,057    1,200    1,400    1,700
Amount deferred                          425               769
Emerging Markets - total                   0    2,374    2,674        0    2,066    2,266
Amount deferred                                          1,049
Equity Value - total                     692    1,905    2,005      758    1,450    1,700
Amount deferred                          213               803
European Equity - total                    0    1,204    1,354        0    1,050    1,150
Amount deferred                                            532
Fundamental Growth - total               992    1,755    1,857    1,033    1,250    1,500
Amount deferred                          375               715
Fundamental Value - total                892    1,597    1,748      917    1,142    1,392
Amount deferred                          333               670
Global Bond - total                        0    2,524    2,824        0    2,217    2,417
Amount deferred                                          1,112
Global Equity - total                      0    2,508    2,808        0    2,200    2,400
Amount deferred                                          1,102

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136  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                       Flynn    Jones    Lewis   Paglia  Simpson  Taunton-Rigby
Fund
Global Technology - total                 $0   $2,308   $2,608       $0   $2,000   $2,200
Amount deferred                                          1,027
Growth - total                         1,367    2,004    2,155    1,475    1,500    1,800
Amount deferred                          554               782
High Yield Bond - total                2,300    4,310    4,614    2,450    3,400    3,900
Amount deferred                          875             1,758
Income Opportunities - total           1,025    1,463    1,614    1,083      958    1,258
Amount deferred                          408               584
Inflation Protected
    Securities - total                   967    1,404    1,555    1,025      900    1,200
Amount deferred                          379               562
Intermediate Tax-Exempt
    Bond - total                         208    1,204    1,404      158    1,050    1,150
Amount deferred                                            506
International Aggressive
    Growth - total                         0    1,320    1,470        0    1,167    1,267
Amount deferred                                            571
International Equity - total               0    1,204    1,354        0    1,050    1,150
Amount deferred                                            532
International Opportunity - total          0    1,337    1,487        0    1,183    1,283
Amount deferred                                            581
International Select Value - total         0    1,237    1,387        0    1,083    1,183
Amount deferred                                            552
International Small Cap - total            0      887    1,037        0      783      833
Amount deferred                                            342
Large Cap Equity - total               1,700    2,521    2,672    1,850    2,017    2,317
Amount deferred                          700               970
Large Cap Value - total                  967    1,404    1,555    1,025      900    1,200
Amount deferred                          379               562
Limited Duration Bond - total            967    1,404    1,555    1,025      900    1,200
Amount deferred                          379               562
Massachusetts
    Tax-Exempt - total                   808    1,405    1,557      867      900    1,200
Amount deferred                          300               583
Michigan Tax-Exempt - total              808    1,405    1,557      867      900    1,200
Amount deferred                          300               583
Mid Cap Growth - total                   317    2,462    2,662      267    2,308    2,408
Amount deferred                                            945

Mid Cap Value - total                  1,292    1,679    1,880    1,408    1,175    1,475
Amount deferred                          538               652

Minnesota Tax-Exempt - total             925    1,605    1,757    1,000    1,100    1,400
Amount deferred                          300               583

--------------------------------------------------------------------------------
137  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                       Flynn    Jones    Lewis   Paglia  Simpson  Taunton-Rigby
Fund
New York Tax-Exempt - total             $808   $1,405   $1,557     $867     $900   $12,00
Amount deferred                          300               583
Ohio Tax-Exempt - total                  808    1,405    1,557      867      900    1,200
Amount deferred                          300               583
Portfolio Builder Aggressive              **       **       **       **       **       **
Portfolio Builder Conservative            **       **       **       **       **       **
Portfolio Builder Moderate                **       **       **       **       **       **
Portfolio Builder
Moderate Aggressive                       **       **       **       **       **       **
Portfolio Builder                         **       **       **       **       **       **
Moderate Conservative
Portfolio Builder                         **       **       **       **       **       **
Total Equity
Precious Metals - total                  483    1,255    1,355      492      800    1,050
Amount deferred                          138               550
Real Estate - total                      808    1,027    1,172      867      625      925
Amount deferred                          300               489
S&P 500 Index - total                    442    1,445    1,595      417    1,042    1,242
Amount deferred                          108               638
Select Value - total                     900    1,647    1,798      933    1,192    1,442
Amount deferred                          333               686
Short Duration U.S.
    Gov't - total                      2,108    3,986    4,288    2,233    3,075    3,575
Amount deferred                          791             1,631
Small Cap Advantage - total              642    1,680    1,780      683    1,225    1,475
Amount deferred                          200               722
Small Cap Equity - total                 750    1,355    1,507      758      900    1,150
Amount deferred                          271               575
Small Cap Growth - total                 517    1,355    1,455      533      900    1,150
Amount deferred                          150               590
 Small Cap Value - total               1,050    1,922    2,073    1,108    1,467    1,717
Amount deferred                          396               792
Small Company Index - total              533    1,954    2,104      550    1,550    1,750
Amount deferred                          133               827

Strategic Allocation - total           2,684    3,508    3,910    2,941    1,510    3,100
Amount deferred                        1,113             1,356

Tax-Exempt Bond - total                  242    1,612    1,812      192    1,458    1,558
Amount deferred                                            652
Tax-Exempt High Income - total           650    5,249    5,649      550    4,942    5,142
Amount deferred                                          2,017

--------------------------------------------------------------------------------
138  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                       Flynn    Jones    Lewis   Paglia  Simpson  Taunton-Rigby
Fund
Tax-Exempt Money
    Market - total                      $208   $1,154   $1,304     $167     $950   $1,000
Amount deferred                                            430
U.S. Gov't Mortgage - total              800    1,455    1,607      817    1,000    1,250
Amount deferred                          292               613
Value - total                            850    1,547    1,698      875    1,092    1,342
Amount deferred                          313               648

Variable Portfolio Funds:
VP Balanced - total                   $2,283   $3,088   $3,239   $2,467   $2,583   $2,883
Amount deferred                          975             1,163
VP Cash Management - total             1,317    1,821    1,972    1,400    1,317    1,617
Amount deferred                          542               706
VP Core Bond - total                   1,025    1,454    1,605    1,083      950    1,250
Amount deferred                          408               573
VP Core Equity - total                     0        0        0        0        0        0
Amount deferred
VP Diversified Bond - total            1,775    2,446    2,597    1,917    1,942    2,242
Amount deferred                          742               931
VP Diversified Equity
    Income - total                     1,383    1,888    2,039    1,467    1,383    1,683
Amount deferred                          575               731
VP Emerging Markets - total            1,025    1,454    1,605    1,083      950    1,250
Amount deferred                          408               573
VP Global Bond - total                 1,167    1,621    1,772    1,233    1,117    1,417
Amount deferred                          475               634
VP Global Inflation Protected
    Securities - total                   217      319      319      217      217      217
Amount deferred                          108                80
VP Growth - total                      1,100    1,554    1,705    1,167    1,050    1,350
Amount deferred                          442               609
VP High Yield Bond - total             1,542    2,121    2,272    1,650    1,617    1,917
Amount deferred                          642               814
VP Income
    Opportunities - total                383      486      537      433      383      433
Amount deferred                          192               134
VP International
    Opportunity - total                1,458    1,988    2,139    1,550    1,483    1,783
Amount deferred                          608               767
VP Large Cap Equity - total            2,200    2,946    3,097    2,367    2,442    2,742
Amount deferred                          942             1,114

--------------------------------------------------------------------------------
139  RIVERSOURCE FUNDS -- PROXY STATEMENT

                                       Flynn    Jones    Lewis   Paglia  Simpson  Taunton-Rigby
Fund
Variable Portfolio Funds:
VP Large Cap Value - total                $0       $0       $0       $0       $0       $0
Amount deferred
VP Mid Cap Growth - total              1,025    1,454    1,605    1,083      950    1,250
Amount deferred                          408               573
VP Mid Cap Value - total                   0        0        0        0        0        0
Amount deferred
VP S&P 500 Index - total               1,092    1,521    1,672    1,150    1,017    1,317
Amount deferred                          442               598
VP Select Value - total                    0        0        0        0        0        0
Amount deferred
VP Short Duration
U.S. Gov't - total                     1,175    1,654    1,805    1,250    1,150    1,450
Amount deferred                          475               645
VP Small Cap
Advantage - total                      1,025    1,454    1,605    1,083      950    1,250
Amount deferred                          408               573
VP Small Cap Value - total             1,092    1,521    1,672    1,150    1,017    1,317
Amount deferred                          442               598


 * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation. Ms. Blatz, Mr. Laikind, and Ms. Pryor were not Board members prior to September 30, 2005 and therefore are not included in the table.


** Portfolio Builder funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Portfolio Builder fund invests.

--------------------------------------------------------------------------------
140  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table E-2. Board Member Holdings*

As of Sept. 30, 2005                                                                             Aggregate dollar
                                                                                                  range of equity
                                                                                                 securities of all
                                                                                                 RiverSource Funds
                                                                                                    overseen by
                                                                                                   Board Member
                           Dollar range of equity securities in the fund**
Board Member               Fund                                                 Range                   Range
Carlson                    Cash Management                                  Over $100,000
                           Disciplined Equity                              $10,001-$50,000
                           Dividend Opportunity                           $10,001-$50,000
                           Fundamental Value                              $10,001-$50,000           Over $100,000
                           Growth                                          $10,001-$50,000
                           Select Value                                      $0-$10,000
                           Strategic Allocation                            $10,001-$50,000
Flynn                      Growth***                                       $10,001-$50,000
                           Strategic Allocation***                        $10,001-$50,000          $10,001-$50,000
                           Strategic Allocation                            $10,001-$50,000
Jones                      Diversified Bond                                $10,001-$50,000
                           Global Bond                                      Over $100,000
                           Global Equity                                  $50,001-$100,000
                           Growth                                           Over $100,000
                           High Yield Bond                                  Over $100,000
                           New Dimensions                                 $50,001-$100,000          Over $100,000
                           Selective                                       $10,001-$50,000
                           Short Duration U.S. Government                   Over $100,000
                           Small Company Index                              Over $100,000
                           Tax-Exempt Bond                                 $10,001-$50,000
Lewis                      Diversified Equity Income                       $10,001-$50,000
                           Diversified Equity Income***                   $50,001-$100,000
                           Emerging Markets***                            $10,001-$50,000           Over $100,000
                           International Opportunity***                    $10,001-$50,000
                           Mid Cap Growth                                  $10,001-$50,000
Paglia                     Diversified Equity Income                       $10,001-$50,000
                           Growth                                          $10,001-$50,000        $50,001-$100,000
Simpson                    International Opportunity                      $50,001-$100,000        $50,001-$100,000
Taunton-Rigby              Diversified Equity Income                      $10,001-$50,000
                           Global Technology                               $10,001-$50,000
                           Growth                                          $10,001-$50,000
                           International Aggressive                        $10,001-$50,000
                           Large Cap Equity                               $10,001-$50,000           Over $100,000
                           Large Cap Value                                 $10,001-$50,000
                           Mid Cap Value                                   $10,001-$50,000
                           Strategic Allocation                            $10,001-$50,000


--------------------------------------------------------------------------------
141  RIVERSOURCE FUNDS -- PROXY STATEMENT

Table E-2. Board Member Holdings* (continued)
                                                                                                 Aggregate dollar
                                                                                                 range of equity
                                                                                                securities of all
                                                                                                RiverSource Funds
                                                                                                   overseen by
                                                                                                   Board Member
                           Dollar range of equity securities in the fund**
Board Member               Fund                                                 Range                   Range
Truscott                   Balanced                                       $50,001-$100,000
                           Disciplined Equity                             $50,001-$100,000
                           Diversified Bond                               $10,001-$50,000
                           Dividend Opportunity                            Over $100,000
                           Emerging Markets                               $10,001-$50,000
                           Global Equity                                  $50,001-$100,000
                           Global Technology                              $10,001-$50,000
                           Growth                                         $50,001-$100,000
                           High Yield Bond                                $50,001-$100,000
                           High Yield Tax-Exempt                          $50,001-$100,000
                           Income Opportunities                           $10,001-$50,000           Over $100,000
                           Intermediate Tax-Exempt                        $50,001-$100,000
                           International Opportunity                       Over $100,000
                           Large Cap Equity                                Over $100,000
                           Large Cap Value                                $50,001-$100,000
                           Massachusetts Tax-Exempt                        Over $100,000
                           Mid Cap Growth                                 $50,001-$100,000
                           Mid Cap Value                                   Over $100,000
                           Portfolio Builder Moderate Aggressive Growth    Over $100,000
                           Real Estate                                    $50,001-$100,000
                           Strategic Allocation                             Over $100,000


   * Ms. Blatz, Mr. Laikind and Ms. Pryor were not Board members as of Sept. 30, 2005 and therefore are not included in the table. All shares of the variable portfolio funds are owned by life insurance companies. Shares of the variable portfolio funds are not available for purchase by individuals, including Board members.

  ** The percentage of shares beneficially owned by all Board members and officers as a group does not exceed 1% of any class of shares of any fund.


 ***  Share equivalents held under the Deferred Compensation Plan.


--------------------------------------------------------------------------------
142  RIVERSOURCE FUNDS -- PROXY STATEMENT

Exhibit A
BOARD EFFECTIVENESS COMMITTEE CHARTER

RESOLVED, That the Board Effectiveness Committee be composed of the independent members appointed annually by the Board and the Chair of the Board;

RESOLVED, That one member shall be appointed to Chair the Committee and the Committee shall meet upon call of the Chair;

RESOLVED, That the Committee will make recommendations to the Board on:

o  The responsibilities and duties of the Board;

o The criteria to be used to determine the size and structure of the Boards and the background and characteristics of independent Board members;

o The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

o The annual evaluation of the Board's performance and the attendance of members; and

o  The compensation to be paid to independent members; and further

RESOLVED, That the Committee shall be assigned such further areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

--------------------------------------------------------------------------------
A.1  RIVERSOURCE FUNDS -- PROXY STATEMENT

Exhibit B


This charter is scheduled to be reviewed at an upcoming meeting of the Board. At that time, the Board is expected to update the charter, including changing references from American Express Financial Corporation and its subsidiaries to Ameriprise Financial and its subsidiaries. In addition, references to American Express Company will be eliminated.


JOINT AUDIT COMMITTEE CHARTER


Membership and Qualifications


The Joint Audit Committee shall consist of at least three members appointed by the Board. The Board may replace members of the Committee for any reason.

No member shall be an "interested person" as that term is defined in Section 2(a)(19) of the Investment Company Act, nor shall any member receive any compensation from the Fund except compensations for service as a member of the Board and Board committees.

At least one member of the Committee shall be an "audit committee financial expert." An "audit committee financial expert" means a person who has the following attributes:

o An understanding of generally accepted accounting principles and financial statements;

o The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

o Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

o An understanding of internal controls and procedures for financial reporting; and

o   An understanding of audit committee functions.

A person shall have acquired such attributes through:

o Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

o Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

--------------------------------------------------------------------------------
B.1  RIVERSOURCE FUNDS -- PROXY STATEMENT

o Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

o   Other relevant experience.

The Board shall determine "audit committee financial experts" annually.

Purposes of the Committee

The Committee is to assist independent members of the Boards in fulfilling their oversight responsibilities to the shareholders, potential shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations, the work done by external auditors, the adequacy of internal controls, and the compliance with applicable laws and regulations by:

o Overseeing the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

o Overseeing, or, as appropriate, assisting Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

o Overseeing, or, as appropriate, assisting Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; and

o Approving prior to appointment the engagement of the Fund's independent auditor (Auditor) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's Auditor.

The Auditor for the Fund shall report directly to the Committee.

Duties and Powers

To carry out its purposes, the Committee shall have the following duties and powers:

o Recommend the Auditor that the Committee believes is qualified to examine and report on the financial statements to the independent members of the Board within 90 days before or after the fiscal year end of the Fund;

o   Meet with representatives of the Auditor to:

    o Review and evaluate matters potentially affecting its independence and capabilities by:

        o Approving prior to appointment the professional services the Auditor requests to perform for American Express Financial Corporation and any of its subsidiaries that provide services to the Fund;

--------------------------------------------------------------------------------
B.2  RIVERSOURCE FUNDS -- PROXY STATEMENT

        o Considering the controls applied by the Auditor and measures taken by American Express Financial Corporation to assure that all items requiring pre-approval are identified and referred to the Committee in a timely fashion; and

        o Evaluating the auditor's independence by receiving a report on business relationships at each meeting setting forth the work it has been engaged to do for American Express Company or its subsidiaries.

    o Consider the scope of the annual audit and any special audits and review and approve the estimated fees to be charged;

    o Consider the information and comments from the Auditor with respect to the Fund's accounting and financial reporting policies, procedures and internal controls over financial reporting; the responses to the comments by American Express Financial Corporation; and possible improvements that can be made in the quality of the Fund's accounting and financial reporting;

o Meet with representatives of American Express Enterprise Risk and Assurance Services to:

    o Discuss its responsibility to the Fund with respect to its review of operations of American Express Financial Corporation and affiliates to the extent they pertain to the registered investment companies;

    o Consider its authority, including the support it receives from American Express Financial Corporation's senior management and American
        Express Company's General Auditor;

    o Discuss whether it complies with the Institute of Internal Auditors' "Standard for the Professional Practice of Internal Auditing;"

    o   Review its budget, staffing and proposed audit plans each year; and

    o Review reports issued by American Express Enterprise Risk and Assurance Services that pertain to American Express Financial Corporation's operations related to the registered investment companies.

o Encourage open lines of communications among the Committee, the Auditor, and American Express Enterprise Risk and Assurance Services to:

    o Consider information and comments from the Auditor with respect to the Fund's financial statements, including any adjustments to such statements recommended by the Auditor and to review the opinion of the Auditor;

    o Resolve any disagreements between American Express Financial Corporation and the Auditor;

    o Review, in connection with required certifications of Form N-CSR, any significant deficiencies in the design or operations of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving any person who has a significant role in the Fund's internal control over financial reporting;

--------------------------------------------------------------------------------
B.3  RIVERSOURCE FUNDS -- PROXY STATEMENT

    o Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of American Express Financial Corporation of concerns about accounting or auditing matters, and address reports from attorneys or auditors of possible violations of federal or state laws or fiduciary duty;

    o Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

o Consider the adequacy and effectiveness of internal controls, including the controls over computerized information systems, through discussions with the Auditor, American Express Enterprise Risk and Assurance Services and appropriate American Express Financial Corporation managers who provide reports to the Committee and elicit their recommendations for improving or identifying particular areas where new or more detailed controls or procedures are desirable giving particular emphasis to the adequacy of internal controls for exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

o Request to be informed about all new or changed accounting principles and disclosure practices on a timely basis and inquire regarding the judgment and reasoning regarding the appropriateness, not just the acceptability, of the changes or proposed changes;

o Report the work of the Committee to the Board as frequently as the Committee deems appropriate;

o Review and assess the adequacy of the Committee's charter at least annually and recommend any changes to the Board;

o Meet at least once a year in a private meeting with each of the three following groups: the Auditor, the American Express Financial Corporation's management personnel responsible for the financial statements and recordkeeping of the Fund, the Senior Vice President - Enterprise Risk and Assurance Services for American Express Financial Corporation, and the General Auditor and Chief Operational Risk Officer for American Express Company;

o Consider such other matters as any Board or Committee deems appropriate and perform such additional tasks as directed by resolution of any Board;

o Conduct its own investigations into issues related to its responsibilities and is authorized to employ such professional and technical assistance as it deems necessary.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Auditor for the purpose of

--------------------------------------------------------------------------------
B.4  RIVERSOURCE FUNDS -- PROXY STATEMENT
conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Fund, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services to one or more members. Any decisions of the member to grant pre-approvals shall be presented to the Committee at its next regularly scheduled meeting.

Role and Responsibilities

The function of the Committee is oversight; it is American Express Financial Corporation's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the Auditor's responsibility to plan and carry out a proper audit. Specifically, American Express Financial Corporation is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Auditor is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in the Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the Auditor.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of American Express Financial Corporation's for preparing, or the Auditor for auditing, the financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

--------------------------------------------------------------------------------
B.5  RIVERSOURCE FUNDS -- PROXY STATEMENT

Operations

The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

The Committee may select one of its members to be the chair and may select a vice chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

The Committee shall meet on a regular basis and at least four times annually and is empowered to hold special meetings as circumstances require. The Chairperson or a majority of the members shall be authorized to call a meeting of the Committee or meetings may be fixed in advance by the Committee.

The agenda shall be prepared under the direction and control of the Chairperson.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually. The Committee may also request to meet with internal legal counsel and compliance personnel of American Express Financial Corporation and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

--------------------------------------------------------------------------------
B.6  RIVERSOURCE FUNDS -- PROXY STATEMENT

Fund Names
Former AXP Fund Name                               New RiverSource Fund Name
Retail Funds:                                      Retail Funds:
AXP California Tax-Exempt                          RiverSource California Tax-Exempt
AXP Cash Management                                RiverSource Cash Management
AXP Core Bond                                      RiverSource Core Bond
AXP Diversified Bond                               RiverSource Diversified Bond
AXP Diversified Equity Income                      RiverSource Diversified Equity Income
AXP Dividend Opportunity                           RiverSource Dividend Opportunity
AXP Equity Select                                  RiverSource Mid Cap Growth
AXP Equity Value                                   RiverSource Equity Value
AXP Global Bond                                    RiverSource Global Bond
AXP Global Technology                              RiverSource Global Technology
AXP Growth                                         RiverSource Growth
AXP High Yield Bond                                RiverSource High Yield Bond
AXP High Yield Tax-Exempt                          RiverSource Tax-Exempt High Income
AXP Income Opportunities                           RiverSource Income Opportunities
AXP Inflation Protected Securities                 RiverSource Inflation Protected Securities
AXP Intermediate Tax-Exempt                        RiverSource Intermediate Tax-Exempt
AXP Large Cap Equity                               RiverSource Large Cap Equity
AXP Large Cap Value                                RiverSource Large Cap Value
AXP Limited Duration Bond                          RiverSource Limited Duration Bond
AXP Managed Allocation                             RiverSource Strategic Allocation
AXP Massachusetts Tax-Exempt                       RiverSource Massachusetts Tax-Exempt
AXP Michigan Tax-Exempt                            RiverSource Michigan Tax-Exempt
AXP Mid Cap Value                                  RiverSource Mid Cap Value
AXP Minnesota Tax-Exempt                           RiverSource Minnesota Tax-Exempt
AXP Mutual                                         RiverSource Balanced
AXP New York Tax-Exempt                            RiverSource New York Tax-Exempt
AXP Ohio Tax-Exempt                                RiverSource Ohio Tax-Exempt
AXP Partners Aggressive Growth                     RiverSource Aggressive Growth
AXP Partners Fundamental Value                     RiverSource Fundamental Value
AXP Partners Growth                                RiverSource Fundamental Growth
AXP Partners International Aggressive Growth       RiverSource International Aggressive Growth
AXP Partners International Core                    RiverSource International Equity
AXP Partners International Select Value            RiverSource International Select Value
AXP Partners International Small Cap               RiverSource International Small Cap
AXP Partners Select Value                          RiverSource Select Value
AXP Partners Small Cap Core                        RiverSource Small Cap Equity
AXP Partners Small Cap Growth                      RiverSource Small Cap Growth
AXP Partners Small Cap Value                       RiverSource Small Cap Value
AXP Partners Value                                 RiverSource Value
AXP Portfolio Builder Aggressive                   RiverSource Portfolio Builder Aggressive
AXP Portfolio Builder Conservative                 RiverSource Portfolio Builder Conservative

--------------------------------------------------------------------------------
RIVERSOURCE FUNDS -- PROXY STATEMENT

Fund Names (continued)
Former AXP Fund Name                               New RiverSource Fund Name
Retail Funds: (cont.)                              Retail Funds: (cont.)
AXP Portfolio Builder Moderate                     RiverSource Portfolio Builder Moderate
AXP Portfolio Builder Moderate Aggressive          RiverSource Portfolio Builder Moderate
                                                     Aggressive
AXP Portfolio Builder Moderate Conservative        RiverSource Portfolio Builder Moderate
                                                     Conservative
AXP Portfolio Builder Total Equity                 RiverSource Portfolio Builder Total Equity
AXP Precious Metals                                RiverSource Precious Metals
AXP Quantitative Large Cap Equity                  RiverSource Disciplined Equity
AXP Real Estate                                    RiverSource Real Estate
AXP S&P 500 Index                                  RiverSource S&P 500 Index
AXP Short Duration U.S. Government                 RiverSource Short Duration U.S. Government
AXP Small Cap Advantage                            RiverSource Small Cap Advantage
AXP Small Company Index                            RiverSource Small Company Index
AXP Tax-Exempt Bond                                RiverSource Tax-Exempt Bond
AXP Tax-Free Money                                 RiverSource Tax-Exempt Money Market
AXP Threadneedle Emerging Markets                  RiverSource Emerging Markets
AXP Threadneedle European Equity                   RiverSource European Equity
AXP Threadneedle Global Equity                     RiverSource Global Equity
AXP Threadneedle International                     RiverSource International Opportunity
AXP U.S. Government Mortgage                       RiverSource U.S. Government Mortgage

--------------------------------------------------------------------------------
RIVERSOURCE FUNDS -- PROXY STATEMENT

Fund Names (continued)
Former AXP Fund Name                               New RiverSource Fund Name
Variable Portfolio Funds:                          Variable Portfolio Funds:
AXP VP - Cash Management                           RiverSource VP - Cash Management
AXP VP - Core Bond                                 RiverSource VP - Core Bond
AXP VP - Core Equity                               RiverSource VP - Core Equity
AXP VP - Diversified Bond                          RiverSource VP - Diversified Bond
AXP VP - Diversified Equity Income                 RiverSource VP - Diversified Equity Income
AXP VP - Equity Select                             RiverSource VP - Mid Cap Growth
AXP VP - Global Bond                               RiverSource VP - Global Bond
AXP VP - Global Inflation Protected Securities     RiverSource VP - Global Inflation
                                                     Protected Securities
AXP VP - Growth                                    RiverSource VP - Growth
AXP VP - High Yield Bond                           RiverSource VP - High Yield Bond
AXP VP - Income Opportunities                      RiverSource VP - Income Opportunities
AXP VP - Large Cap Equity                          RiverSource VP - Large Cap Equity
AXP VP - Large Cap Value                           RiverSource VP - Large Cap Value
AXP VP - Managed                                   RiverSource VP - Balanced
AXP VP - Mid Cap Value                             RiverSource VP - Mid Cap Value
AXP VP - Partners Select Value                     RiverSource VP - Select Value
AXP VP - Partners Small Cap Value                  RiverSource VP - Small Cap Value
AXP VP - S&P 500 Index                             RiverSource VP - S&P 500 Index

AXP VP - Short Duration U.S. Government            RiverSource VP - Short Duration
                                                     U.S. Government

AXP VP - Small Cap Advantage                       RiverSource VP - Small Cap Advantage
AXP VP - Threadneedle Emerging Markets             RiverSource VP - Emerging Markets
AXP VP - Threadneedle International                RiverSource VP - International Opportunity

--------------------------------------------------------------------------------
RIVERSOURCE FUNDS -- PROXY STATEMENT

                                                                           Non-M

                                                                S-6380 A (12/05)

                                                                              THREE EASY WAYS TO VOTE
------------------------------------------------ ------------------------- ------------------------------ --------------------------
           RIVERSOURCE(SM) FUNDS                 To vote by Telephone      To vote by Internet            To vote by Mail
formerly known as American Express(R) Funds
               P.O. BOX 9132                     1) Read the proxy         1) Read the proxy statement    1) Read the proxy
           HINGHAM, MA 02043-9132                   statement and have        and have the proxy card        statement.
                                                    the proxy card at         at hand.                    2) Check the appropriate
                                                    hand.                  2) Go to www.proxyweb.com         boxes on the reverse
                                                 2) Call 1-888-221-0697    3) Follow the on-line             side.
                                                 3) Follow the recorded       directions.                 3) Sign and date the
                                                     instructions.                                           proxy card below.
                                                                                                          4) Return the proxy card
                                                                                                             in the envelope
                                                                                                             provided.

------------------------------------------------ ------------------------- ------------------------------ --------------------------

FUND NAME PRINTS HERE
                                                                                                               RIVERSOURCE(SM) FUNDS
                                                                                       (formerly known as AMERICAN EXPRESS(R) FUNDS)
                                                                                       PROXY FOR THE REGULAR MEETING OF SHAREHOLDERS
                                                                                                                   FEBRUARY 15, 2006


Your fund will hold a shareholders' meeting in the Galaxy Room on the 50th floor of the IDS Center, 80 South Eighth Street,
Minneapolis, MN, at 10:00 a.m. on February 15, 2006. You are entitled to vote at the meeting if you were a shareholder on
December 16, 2005. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card. The Board of Directors/Trustees recommends that you vote FOR each proposal.

The undersigned hereby appoints Arne H. Carlson and Leslie L. Ogg or either one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on
February 15, 2006, and any adjournment thereof.




                                                                                                   Date __________________






                                                                               Signature (Joint owners) (Sign in the Box)

                                                                               Note: Please sign this proxy exactly as your name (or
                                                                               names) appears on this card. Joint owners should each
                                                                               sign personally. Trustees and other fiduciaries
                                                                               should indicate the capacity in which they sign, and
                                                                               where more than one name appears, a majority must
                                                                               sign. If a corporation, this signature should be that
                                                                               of an authorized officer who should state his or her
                                                                               title.

                                                                                                                     AMPF COMMON - 1

      Please refer to Pages 5 and 6 in the Proxy Statement to determine if Proposals are applicable to your Fund(s).

                                                Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X)
                                                PLEASE DO NOT USE FINE POINT PENS.


  To vote FOR on all Proposals, mark this box (no other vote is necessary) ->           0

1. ELECTION OF BOARD MEMBERS.                                                                   FOR   WITHHOLD    FOR ALL
   (All Funds)                                                                                  ALL      ALL      EXCEPT

   (01) Kathleen Blatz      (05) Jeffrey Laikind          (09) Alan K. Simpson                   0        0        0    1.
   (02) Arne H. Carlson     (06) Stephen R. Lewis, Jr.    (10) Alison Taunton-Rigby
   (03) Patricia M. Flynn   (07) Catherine James Paglia   (11) William F. Truscott
   (04) Anne P. Jones       (08) Vikki L. Pryor

   __________________________________________________________________________________
   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the
   "FOR ALL EXCEPT" box and write the nominee's number on the line above.)

                                                                                                FOR    AGAINST    ABSTAIN
2. Amend the Articles of Incorporation to permit the Board to establish the minimum account
   value and to change the name of the corporation (All Funds except California Tax-Exempt,      0        0        0    2.
   Massachusetts Tax-Exempt, Michigan Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt
   and Ohio Tax-Exempt)


3. Approve an Investment Management Services Agreement with RiverSource                          0        0        0    3.
   Investments, LLC (All Funds)

4. Approve a Subadvisory Agreement between RiverSource Investments and Kenwood Capital
   Management LLC (Small Cap Advantage, VP Small Cap Advantage only)                             0        0        0    4.

5. Approve a Subadvisory Agreement between RiverSource Investments and Threadneedle
   International Limited (Emerging Markets, European Equity, Global Equity, International
   Opportunity, VP Emerging Markets, VP International Opportunity)                               0        0        0    5.

6. Approve a Subadvisory Agreement between RiverSource Investments and Davis
   Selected Adviser, L.P. (Fundamental Value only)                                               0        0        0    6.

7. Approve changes in fundamental investment policies

   A. Diversification (Applicable to All Funds except California Tax-Exempt, European Equity,
      Global Bond, Global Technology, Inflation Protected Securities, Massachusetts Tax-Exempt,
      Michigan Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt,
      Portfolio Builder Aggressive, Portfolio Builder Conservative, Portfolio Builder Moderate,
      Portfolio Builder Moderate Aggressive, Portfolio Builder Moderate Conservative, Portfolio
      Builder Total Equity, Precious Metals, Real Estate, S&P 500 Index, Small Cap Value,
      VP Global Bond, VP Global Inflation Protected Securities, VP S&P 500 Index, VP Small
      Cap Value)                                                                                 0        0        0    7A.

   B. Ten Percent Limitation in Single Issuer ( Applicable to Balanced, Cash Management,
      Diversified Bond, Diversified Equity Income, Dividend Opportunity, Emerging Markets,
      Equity Value, Global Bond, Global Equity, Growth, High Yield Bond, Intermediate
      Tax-Exempt, International Opportunity, Mid Cap Growth, Select Value, Short Duration
      U.S. Gov't, Small Cap Advantage, Small Cap Growth, Small Company Index, Strategic
      Allocation, Tax-Exempt Bond, Tax-Exempt High Income, Tax-Exempt Money Market,
      VP Balanced, VP Cash Management, VP Diversified Bond, VP Diversified Equity Income,
      VP Emerging Markets, VP Global Bond, VP Growth, VP High Yield Bond, VP International
      Opportunity, VP Large Cap Equity, VP Mid Cap Growth, VP Short Duration U.S. Gov't,
      VP Small Cap Advantage)                                                                    0        0        0    7B.

   C. Lending (All Funds)                                                                        0        0        0    7C.

   D. Borrowing (All Funds)                                                                      0        0        0    7D.

   If you do not mark a proposal, your proxy will be voted FOR the proposal.

                                                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                                                                     AMPF COMMON - 1

              RIVERSOURCE(SM) FUNDS                 ezVote (SM) Consolidated Proxy Card
    formerly known as American Express(R) Funds     This form is your EzVote Consolidated Proxy. It reflects all of your accounts
                  P.O. BOX 9132                     registered to the same Social Security or Tax I.D. number at this address. By
              HINGHAM, MA 02043-9132                voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

                                                                                                               RIVERSOURCE(SM) FUNDS
                                                                                       (formerly known as AMERICAN EXPRESS(R) FUNDS)
                                                                                       PROXY FOR THE REGULAR MEETING OF SHAREHOLDERS
                                                                                                                   FEBRUARY 15, 2006



Your fund will hold a shareholders' meeting in the Galaxy Room on the 50th floor of the IDS Center, 80 South Eighth Street,
Minneapolis, MN, at 10:00 a.m. on February 15, 2006. You are entitled to vote at the meeting if you were a shareholder on
December 16, 2005. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card. The Board of Directors/Trustees recommends that you vote FOR each proposal.

The undersigned hereby appoints Arne H. Carlson and Leslie L. Ogg or either one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on February 15,
2006, and any adjournment thereof.


                                                                                         Date __________________

                                                                           Signature(s) (Joint owners)             (Sign in the Box)

                                                                           Note: Please sign this proxy exactly as your name (or
                                                                           names) appears on this card. Joint owners should each
                                                                           sign personally. Trustees and other fiduciaries
                                                                           should indicate the capacity in which they sign, and
                                                                           where more than one name appears, a majority must
                                                                           sign. If a corporation, this signature should be that
                                                                           of an authorized officer who should state his or her
                                                                           title.

                                                                                                                  AMPF COMMON EZ - 1

                        IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

                                                          THREE EASY WAYS TO VOTE
--------------------------------------------------- ------------------------------------------- ------------------------------------
               To vote by Telephone                            To vote by Internet                        To vote by Mail

--------------------------------------------------- ------------------------------------------- ------------------------------------
1)  Read the proxy statement and have the           1)  Read the proxy statement and have       1)  Read the Proxy Statement.
    Consolidated Proxy Card at hand.                    the Consolidated Proxy Card at          2)  Check the appropriate boxes
2)  Call 1-888-221-0697.                                hand.                                       on the reverse side.
3)  Follow the recorded instructions.               2)  Go to www.proxyweb.com                  3)  Sign and date the proxy card.
                                                    3)  Follow the on-line directions.          4)  Return the proxy card in the
                                                                                                    envelope provided.
--------------------------------------------------- ------------------------------------------- ------------------------------------

                                        IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

                                                                                             INDIVIDUAL BALLOTS

                                                                           On the reverse side of this form (and on accompanying
                                                                           pages, if necessary) you will find individual ballots,
                                                                           one for each of your accounts. If you would wish to vote
                                                                           each of these accounts separately, sign in the signature
                                                                           box below, mark each individual ballot to indicate your
                                                                           vote, detach the form at the perforation above and
                                                                           return the individual ballots portion only.

                                                                           NOTE: If you choose to vote each account separately, do
                                                                                 not return the Consolidated Proxy Card above.

                                                                                          Date __________________


                                                                           Signature(s) (Joint owners)             (Sign in the Box)

                                                                           Note: Please sign this proxy exactly as your name (or
                                                                           names) appears on this card. Joint owners should each
                                                                           sign personally. Trustees and other fiduciaries should
                                                                           indicate the capacity in which they sign, and where more
                                                                           than one name appears, a majority must sign. If a
                                                                           corporation, this signature should be that of an
                                                                           authorized officer who should state his or her title.

                                                                                                                 AMPF COMMON IND - 1

ezVote(SM) Consolidated Proxy Card

Please refer to Pages 5 and 6 in the Proxy Statement to determine Proposals applicable to your Fund(s).

                                      Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X)
                                      PLEASE DO NOT USE FINE POINT PENS.


To vote FOR on all Proposals, mark this box (no other vote is necessary)

1. ELECTION OF BOARD MEMBERS.                                                                   FOR   WITHHOLD    FOR ALL
   (All Funds)                                                                                  ALL      ALL      EXCEPT

   (01) Kathleen Blatz      (05) Jeffrey Laikind          (09) Alan K. Simpson                   0        0        0    1.
   (02) Arne H. Carlson     (06) Stephen R. Lewis, Jr.    (10) Alison Taunton-Rigby
   (03) Patricia M. Flynn   (07) Catherine James Paglia   (11) William F. Truscott
   (04) Anne P. Jones       (08) Vikki L. Pryor

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line above.)

2. Amend the Articles of Incorporation to permit the Board to establish the minimum account value and to change the name of the corporation (All Funds except California Tax-Exempt,
   Massachusetts Tax-Exempt, Michigan Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt
   and Ohio Tax-Exempt)                                                                          0        0        0    2.

3. Approve an Investment Management Services Agreement with RiverSource Investments, LLC
   (All Funds)                                                                                   0        0        0    3.

4. Approve a Subadvisory Agreement between RiverSource Investments and Kenwood Capital
   Management LLC (Small Cap Advantage, VP Small Cap Advantage only)                             0        0        0    4.

5. Approve a Subadvisory Agreement between RiverSource Investments and Threadneedle
   International Limited (Emerging Markets, European Equity, Global Equity, International
   Opportunity, VP Emerging Markets, VP International Opportunity)                               0        0        0    5.

6. Approve a Subadvisory Agreement between RiverSource Investments and Davis Selected
   Adviser, L.P. (Fundamental Value only)                                                        0        0        0    6.

7. Approve changes in fundamental investment policies

   A. Diversification (see applicable funds below)                                               0        0        0    7A.

   B. Ten Percent Limitation in Single Issuer (see applicable funds below)                       0        0        0    7B.

   C. Lending (All Funds)                                                                        0        0        0    7C.

   D. Borrowing (All Funds)                                                                      0        0        0    7D.

                        If you do not mark a proposal, your proxy will be voted FOR the proposal.

                                        PLEASE SIGN AND DATE ON THE REVERSE SIDE.                   AMPF COMMON EZ - 1

          IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS INDIVIDUAL BALLOTS

                NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

--------------------------------------------------------------       --------------------------------------------------------------
FUND NAME PRINTS HERE                                                FUND NAME PRINTS HERE
                                      FOR  WITHHOLD  FOR ALL                                               FOR  WITHHOLD  FOR ALL
                                      ALL     ALL    EXCEPT*                                               ALL     ALL    EXCEPT*

1. ELECTION OF BOARD MEMBERS.                                        1. ELECTION OF BOARD MEMBERS.
   (See Nominee list on consolidated                                    (See Nominee list on consolidated
   ballot.)                                                             ballot.)

*EXCEPT ____________________________   O       O        O            *EXCEPT ____________________________   O       O        O

                                      FOR   AGAINST  ABSTAIN                                               FOR   AGAINST  ABSTAIN
2. Amend the Articles of                                             2. Amend the Articles of
   Incorporation                       O       O        O               Incorporation                       O       O        O

3. Approve Investment Management                                     3. Approve Investment Management
   Services Agreement                  O       O        O               Services Agreement                  O       O        O

4. Approve a Subadvisory Agreement                                   4. Approve a Subadvisory Agreement
   w/Kenwood                           O       O        O               w/Kenwood                           O       O        O

5. Approve a Subadvisory Agreement                                   5. Approve a Subadvisory Agreement
   w/ Threadneedle                     O       O        O               w/ Threadneedle                     O       O        O

6. Approve a Subadvisory Agreement                                   6. Approve a Subadvisory Agreement
   w/ Davis Selected Adviser, L.P.     O       O        O               w/ Davis Selected Adviser, L.P.     O       O        O

7. Approve changes in fundamental                                    7. Approve changes in fundamental
   policies                            O       O        O               policies                            O       O        O

   A. Diversification                  O       O        O               A. Diversification                  O       O        O

   B. Ten Percent Limitation in                                         B. Ten Percent Limitation in
      Single Issuer                    O       O        O                  Single Issuer                    O       O        O

   C. Lending                          O       O        O               C. Lending                          O       O        O

   D. Borrowing                        O       O        O               D. Borrowing                        O       O        O

--------------------------------------------------------------       --------------------------------------------------------------

7A. Applicable to All Funds except California Tax-Exempt, European Equity, Global Bond, Global Technology, Inflation Protected
    Securities, Massachusetts Tax-Exempt, Michigan Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt,
    Portfolio Builder Aggressive, Portfolio Builder Conservative, Portfolio Builder Moderate, Portfolio Builder Moderate Aggressive,
    Portfolio Builder Moderate Conservative, Portfolio Builder Total Equity, Precious Metals, Real Estate, S&P 500 Index,
    Small Cap Value, VP Global Bond, VP Global Inflation Protected Securities, VP S&P 500 Index, VP Small Cap Value

7B. Applicable to Balanced, Cash Management, Diversified Bond, Diversified Equity Income, Dividend Opportunity, Emerging Markets,
    Equity Value, Global Bond, Global Equity, Growth, High Yield Bond, Intermediate Tax-Exempt, International Opportunity,
    Mid Cap Growth, Select Value, Short Duration U.S. Gov't, Small Cap Advantage, Small Cap Growth, Small Company Index,
    Strategic Allocation, Tax-Exempt Bond, Tax-Exempt High Income, Tax-Exempt Money Market, VP Balanced, VP Cash Management,
    VP Diversified Bond, VP Diversified Equity Income, VP Emerging Markets, VP Global Bond, VP Growth, VP High Yield Bond,
    VP International Opportunity, VP Large Cap Equity, VP Mid Cap Growth, VP Short Duration U.S. Gov't, VP Small Cap Advantage

                                                                                                                 AMPF COMMON IND - 1
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                                 Proxy Statement


                                                                   Dec. 16, 2005


Here is a brief overview of some of the changes being recommended for your RiverSource mutual fund or variable portfolio fund. We encourage you to read the full text of the enclosed proxy statement.


Q: What changes have recently taken place?

On Sept. 30, the fund's investment manager, Ameriprise Financial, Inc.
("Ameriprise Financial") (formerly American Express Financial Corporation) was spun off from its parent company, American Express Company. The investment management functions were then moved to RiverSource Investments, LLC
("RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial.
The Board of Directors/Trustees ("Board") changed the name of each fund and the funds are now listed in newspapers under RiverSource.


Q: Why am I being asked to vote?


Mutual funds are required to get shareholders' approval for certain contracts and certain kinds of changes, like the ones included in this proxy statement.


Q: Is my vote important?


Absolutely! While the Board of each RiverSource Fund has reviewed these changes and recommends you approve them, you have the right to voice your opinion. Until the fund is sure that a quorum has been reached (in most cases, 50% of existing shares), it will continue to contact shareholders asking them to vote. These efforts cost money -- so please, vote immediately.


Q: What am I being asked to vote on?


Shareholders of all funds will elect Board members and consider approving an Investment Management Services Agreement ("IMS Agreement") with RiverSource
Investments. In addition, shareholders of certain funds will vote on other proposals. These proposals include:

o Amending the fund's Articles of Incorporation to permit the Board to establish the minimum account value and to change the name of the corporation.

o  For funds subadvised by Kenwood Capital Management LLC, Threadneedle
   International Limited or Davis Selected Advisers, L.P., approving subadvisory agreements.


o Approving changes in fundamental investment policies related to diversification, lending and borrowing.


Some of these changes affect all funds, while others affect only certain funds.
Please refer to "Section A - Overview" of the proxy statement to see what proposals apply to your fund. We encourage you to read the full text of the proxy statement to obtain a more detailed understanding of the issues.




Q: What do Board Members do?


Board members represent the interests of the shareholders and oversee the management of the fund.


Q: What changes are proposed to the Investment Management Services Agreement?


While the spin off of Ameriprise Financial and transfer of the IMS Agreement to RiverSource Investments did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the IMS Agreement. For equity and balanced funds, the IMS Agreement clarifies the circumstances under which the Board may change an index for purposes of calculating a performance incentive adjustment. For variable portfolio funds, the IMS Agreement eliminates transfer agency services, which will be provided under a separate agreement if shareholders approve the IMS Agreements. Finally, for many funds the IMS Agreement includes revised fee schedules. The fee schedules reflect the broader pricing philosophy recommended by RiverSource Investments and approved by the Board. Under that pricing philosophy, the investment manager and its affiliates will contractually set fee caps and waive fees such that net expenses for most funds will be at or below median net expenses relative to a group of comparable funds.


Q: What changes are proposed to the Subadvisory Agreements?


Certain subadvisers are considered affiliates of RiverSource Investments. Shareholders of funds advised by those subadvisers are being asked to approve the subadvisory agreements as a result of the spin off described in the previous paragraphs. In addition, the subadvisory agreements with Kenwood and Davis include proposed changes in the fee schedules. Because subadvisory fees are paid by RiverSource Investments, not by the fund, the proposed change does not directly affect the expenses of the fund.

Q: What changes are proposed to investment policies?

Investment policies are being standardized to match the other funds in the group and to eliminate unnecessary limitations on investment options. They are not intended to change the way your fund is managed.


Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: How do I vote?

o You can vote in one of four ways:

o  By mail with the enclosed proxy card

o  By telephone

o  By web site

o  In person at the meeting


Please refer to the enclosed voting instruction card for the telephone number and internet address. If you own more than one fund, it is important that you vote for each fund.


Q: Whom should I call if I have questions?


If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (877) 256-6085.